UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number 811-07642

Name of Fund: BlackRock MuniAssets Fund, Inc. (MUA)

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock MuniAssets Fund, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 04/30/2013

Date of reporting period: 10/31/2012

Item 1 – Report to Stockholders

October 31, 2012

Semi-Annual Report (Unaudited)

BlackRock MuniAssets Fund, Inc. (MUA)

BlackRock MuniEnhanced Fund, Inc. (MEN)

BlackRock MuniHoldings Fund, Inc. (MHD)

BlackRock MuniHoldings Fund II, Inc. (MUH)

BlackRock MuniHoldings Quality Fund, Inc. (MUS)

BlackRock Muni Intermediate Duration Fund, Inc. (MUI)

BlackRock MuniVest Fund II, Inc. (MVT)

Not FDIC Insured • No Bank Guarantee • May Lose Value

2	SEMI-ANNUAL REPORT	OCTOBER 31, 2012

Dear Shareholder

In the final months of 2011, financial markets were highly volatile but were in a mode of gradual improvement. Global central bank actions and better-than-expected economic data tempered investors’ anxiety after markets had been upended in the previous quarter by sovereign debt turmoil in the United States and Europe. Improving sentiment carried over into early 2012 as investors felt some relief from the world’s financial woes. Volatility was low and risk assets (including stocks, commodities and high yield bonds) moved boldly higher through the first two months of 2012, while climbing Treasury yields pressured higher-quality fixed income assets.

Markets reversed course in the spring when Europe’s debt problems boiled over once again. High levels of volatility returned as political instability threatened Greece’s membership in the eurozone and debt problems in Spain grew increasingly severe. Sovereign debt yields in peripheral European countries continued to rise while finance leaders deliberated over the fiscal integration of the currency bloc. Alongside the drama in Europe, investors were discouraged by gloomy economic reports from various parts of the world. A slowdown in China, a key powerhouse for global growth, emerged as a particular concern. In the United States, disappointing jobs reports dealt a crushing blow to investor sentiment. Risk assets sold off in the second quarter as investors retreated to safe haven assets.

Despite ongoing concerns about the health of the global economy and the debt crisis in Europe, most asset classes enjoyed a robust summer rally powered mainly by expectations for policy stimulus from central banks in Europe and the United States. Global economic data continued to be mixed, but the spate of downside surprises seen in the second quarter had receded and, outside of some areas of Europe, the risk of recession largely subsided. Additionally, in response to mounting debt pressures, the European Central Bank allayed fears by affirming its conviction to preserve the euro bloc. Early in September, the European Central Bank announced its plan to purchase sovereign debt in the eurozone’s most troubled nations. Later that month, the US Federal Reserve announced its long- awaited — and surprisingly aggressive — stimulus program, committing to purchase $40 billion of agency mortgage-backed securities per month until the US economy exhibits enough strength to sustain real growth and the labor market shows solid improvement. These central bank actions boosted investor confidence and risk assets rallied globally.

European stocks continued their advance in the final month of the reporting period as progress toward fiscal integration created a more positive atmosphere for investors. However, as corporate earnings season got underway in the United States, lackluster results pointed to the fragility of global growth and pushed US equity markets down for the month of October. The period ended with increasing concern about how and when US politicians would resolve the nation’s looming fiscal crisis, known as the “fiscal cliff.”

All asset classes performed well for the 12-month period ended October 31, 2012, with the strongest returns coming from US stocks and high yield bonds. For the six-month period ended October 31, 2012, equities underperformed fixed income investments, where high yield was the leading sector. US and international stocks finished the six-month period with modest gains, while emerging market stocks lagged other asset classes amid ongoing uncertainty. Near-zero short term interest rates continued to keep yields on money market securities near their all-time lows.

Although the financial world remains highly uncertain, we believe there are new avenues of opportunity — new ways to invest and new markets to consider. We believe it’s our responsibility to help investors adapt to today’s new world of investing and build the portfolios these times require. We encourage you to visit www.blackrock.com/newworld for more information.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

“Although the financial world remains highly uncertain, we believe there are new avenues of opportunity.”

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of October 31, 2012
	6-month	12-month
US large cap equities (S&P 500® Index)	2.16%	15.21%
US small cap equities (Russell 2000® Index)	0.95	12.08
International equities (MSCI Europe, Australasia, Far East Index)	2.12	4.61
Emerging market equities (MSCI Emerging Markets Index)	(1.25)	2.63
3-month Treasury bill (BofA Merrill Lynch 3-Month US Treasury Bill Index)	0.06	0.08
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	3.49	7.46
US investment grade bonds (Barclays US Aggregate Bond Index)	2.75	5.25
Tax-exempt municipal bonds (S&P Municipal Bond Index)	3.65	9.57
US high yield bonds (Barclays US Corporate High Yield 2% Issuer Capped Index)	6.24	13.58
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Municipal Market Overview

For the 12-Month Period Ended October 31, 2012

Municipal bonds delivered exceptional performance, with the S&P Municipal Bond Index gaining 9.57% for the 12 months ended October 31, 2012. In the later part of 2011, heightened volatility in equity markets led to increased demand for municipal bonds as investors flocked to more stable asset classes. The municipal market benefited from an exuberant Treasury market amid global uncertainty in addition to muted new issuance. Supply was constrained while demand from both traditional and non-traditional buyers was strong, pushing long-term municipal bond yields lower and sparking a curve-flattening trend that continued through year end. Ultimately, 2011 was one of the strongest performance years in municipal market history and municipal bonds outperformed most fixed income asset classes for the year.

Market conditions remained favorable in 2012 even though supply picked up considerably. As the fiscal situation for municipalities continued to improve, the rate of new issuance came back in line with historical averages. Total new issuance for the first ten months of 2012 was $313 billion as compared to $288 billion for the entire year of 2011. It is important to note that refunding activity has accounted for a large portion of supply in 2012 as issuers refinanced their debt at lower interest rates. Refunding issues are easily absorbed by the market because when seasoned bonds are refinanced, issuers re-enter the market via cheaper and predominantly shorter-maturity financing. Investors, in turn, support these new issues with the proceeds from bond maturities or coupon payments.

Increased supply was met with the continuation of strong demand in 2012 as investors remained starved for yield in a low-rate environment. Investors poured into municipal bond mutual funds, particularly those with long-duration and high-yield investment mandates as they tend to provide higher levels of income. Year-to-date through October 2012, flows into municipal funds have totaled $48.034 billion (according to the Investment Company Institute). Following an extensive period of significant outflows from late 2010 through mid-2011, these robust 2012 inflows are telling of the complete turnaround in confidence. Municipal market supply-and-demand technicals typically strengthen considerably upon the conclusion of tax season as net negative supply takes hold (i.e., more bonds are being called and maturing than being issued) and this theme remained intact for 2012.

In the spring, a resurgence of concerns about Europe’s financial crisis and weakening US economic data drove municipal bond yields lower and prices higher. In addition to income and capital preservation, investors were drawn to the asset class for its relatively low volatility. As global sentiment improved over the summer, municipal bonds outperformed the more volatile US Treasury market. In September, unexpectedly muted new issuance drove prices higher. October, traditionally a weaker month for the municipal bond market, saw slight gains as demand continued to outpace supply. Given these positive market factors, the S&P Municipal Bond Index has gained 7.03% year-to-date through October 31, 2012.

Overall, the municipal yield curve moved lower during the period from October 31, 2011 to October 31, 2012. As measured by Thomson Municipal Market Data, yields declined by 93 basis points (“bps”) to 2.82% on AAA-rated 30-year municipal bonds and by 67 bps to 1.72% on 10-year bonds, while yields on 5-year issues fell 59 bps to 0.67%. While the entire municipal curve flattened over the 12-month time period, the spread between 2- and 30-year maturities tightened by 79 bps, and in the 2- to 10-year range, the spread tightened by 53 bps.

The fundamental picture for municipalities continues to improve. Austerity has been the general theme across the country as states set their budgets, although a small number of states continue to rely on a “kick-the-can” approach to close their budget gaps, using aggressive revenue projections and accounting gimmicks. It has been nearly two years since the fiscal problems plaguing state and local governments first became highly publicized and the prophecy of widespread defaults across the municipal market has not materialized. Year-to-date through October 2012, total outstanding municipal bonds entering into debt service cash-payment default for the first time had an aggregate par value of $1.99 billion. This amount represents only 0.65% of total issuance year-to-date and 0.053% of total municipal bonds outstanding. This compares favorably to data for the full year 2011 when first-time defaults totaled 0.84% of issuance and 0.065% of outstanding. (Data provided by Bank of America Merrill Lynch.) BlackRock maintains the view that municipal bond defaults will remain in the periphery and the overall market is fundamentally sound. We continue to recognize that careful credit research and security selection remain imperative amid uncertainty in this economic environment.

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

4	SEMI-ANNUAL REPORT	OCTOBER 31, 2012

Fund Summary as of October 31, 2012	BlackRock MuniAssets Fund, Inc.

Fund Overview

BlackRock MuniAssets Fund, Inc.’s (MUA) (the “Fund”) investment objective is to provide high current income exempt from federal income taxes by investing primarily in a portfolio of medium- to lower-grade or unrated municipal obligations, the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income taxes. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). The Fund invests at least 65% of its assets in municipal bonds that are rated in the medium to lower categories by nationally recognized rating services (for example, Baa or lower by Moody’s Investors Service, Inc. or BBB or lower by Standard & Poor’s Corporation) or non-rated securities which are of comparable quality. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Performance

For the six-month period ended October 31, 2012, the Fund returned 10.02% based on market price and 7.49% based on net asset value (“NAV”). For the same period, the closed-end Lipper High Yield Municipal Debt Funds category posted an average return of 8.75% based on market price and 8.15% based on NAV. All returns reflect reinvestment of dividends. The Fund’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV. Contributing positively to performance during the period were the Fund’s sector concentrations in transportation, utilities, health and corporate-related debt. The Fund’s yield curve-flattening bias also proved beneficial. The Fund has consistently emphasized longer-dated securities in order to benefit when long-term rates decline faster than short-term rates, a scenario that occurred during the period. Security selection detracted from performance in the state tax-backed, school districts, health and transportation sectors; however, the cumulative effect of security selection in the Fund was positive for the period. US Treasury financial futures contracts used to hedge interest rate risk in the Fund also had a modestly negative impact on performance. The distribution yield generated by the Fund’s holdings fell below the average of its Lipper category peers, causing a drag on the Fund’s total return for the period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on New York Stock Exchange (“NYSE”)	MUA
Initial Offering Date	June 25, 1993
Yield on Closing Market Price as of October 31, 2012 ($14.08)[1]	5.33%
Tax Equivalent Yield[2]	8.20%
Current Monthly Distribution per Common Share[3]	$0.0625
Current Annualized Distribution per Common Share[3]	$0.7500
Economic Leverage as of October 31, 2012[4]	11%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
[2]	Tax equivalent yield assumes the maximum federal tax rate of 35%.
[3]	The distribution rate is not constant and is subject to change.
[4]

Represents tender option bond trusts (“TOBs”) as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques used by the Fund, please see The Benefits and Risks of Leveraging on page 13.

The table below summarizes the changes in the Fund’s market price and NAV per share:

	10/31/12	4/30/12	Change	High	Low
Market Price	$14.08	$13.15	7.07%	$14.25	$13.08
Net Asset Value	$14.09	$13.47	4.60%	$14.09	$13.47

The following charts show the sector and credit quality allocations of the Fund’s long-term investments:

Sector Allocation
	10/31/12	4/30/12
Health	27%	27%
Transportation	21	21
Corporate	15	16
County/City/Special District/School District	14	13
Utilities	10	10
Education	5	6
Tobacco	5	4
State	3	3

Credit Quality Allocation[5]
	10/31/12	4/30/12

AAA/Aaa	1%	1%
AA/Aa	17	18
A	11	11
BBB/Baa	29	27
BB/Ba	5	6
B	9	7
CCC/Caa	1	2
CC/Ca	—	1
Not Rated[6]	27	27

[5]	Using the higher of S&P’s or Moody’s Investors Service (“Moody’s”) ratings.
[6]

The investment advisor has deemed certain of these securities to be of investment grade quality. As of October 31, 2012 and April 30, 2012, the market value of these securities was $22,359,511, representing 4%, and 25,540,846, representing 5%, respectively, of the Fund’s long-term investments.

SEMI-ANNUAL REPORT	OCTOBER 31, 2012	5

Fund Summary as of October 31, 2012	BlackRock MuniEnhanced Fund, Inc.

Fund Overview

BlackRock MuniEnhanced Fund, Inc.’s (MEN) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from federal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). Under normal market conditions, the Fund invests primarily in long-term municipal bonds rated investment grade quality at the time of investment and invests primarily in long-term municipal bonds with maturities of more than ten years at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Performance

For the six-month period ended October 31, 2012, the Fund returned 11.23% based on market price and 6.76% based on NAV. For the same period, the closed-end Lipper General & Insured Municipal Debt Funds (Leveraged) category posted an average return of 9.55% based on market price and 7.15% based on NAV. All returns reflect reinvestment of dividends. The Fund moved from a discount to NAV to a premium by period end, which accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV. During the period, the Fund benefited from declining interest rates (bond prices rise when interest rates fall), the flattening of the yield curve (long-term rates fell more than short and intermediate rates), coupon income and the tightening of credit spreads. The Fund’s allocation to zero-coupon bonds delivered particularly strong performance amid declining interest rates. Exposure to the health sector also proved beneficial as spreads tightened significantly in that space. The Fund’s short position in US Treasury futures as a strategy for hedging interest rate risk was a modest detractor from performance during the period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on NYSE	MEN
Initial Offering Date	March 2, 1989
Yield on Closing Market Price as of October 31, 2012 ($12.61)[1]	5.52%
Tax Equivalent Yield[2]	8.49%
Current Monthly Distribution per Common Share[3]	$0.058
Current Annualized Distribution per Common Share[3]	$0.696
Economic Leverage as of October 31, 2012[4]	36%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
[2]	Tax equivalent yield assumes the maximum federal tax rate of 35%.
[3]	The distribution rate is not constant and is subject to change.
[4]

Represents Variable Rate Demand Preferred Shares (“VRDP Shares”) and TOBs as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques used by the Fund, please see The Benefits and Risks of Leveraging on page 13.

The table below summarizes the changes in the Fund’s market price and NAV per share:

	10/31/12	4/30/12	Change	High	Low
Market Price	$12.61	$11.66	8.15%	$13.25	$11.62
Net Asset Value	$12.58	$12.12	3.80%	$12.60	$12.12

The following charts show the sector and credit quality allocations of the Fund’s long-term investments:

Sector Allocation
	10/31/12	4/30/12
County/City/Special District/School District	25%	25%
Transportation	24	24
State	20	19
Utilities	13	13
Health	7	7
Education	7	7
Corporate	2	3
Housing	2	2

Credit Quality Allocation[5]
	10/31/12	4/30/12
AAA/Aaa	13%	15%
AA/Aa	57	58
A	25	20
BBB/Baa	4	6
B	1	1

[5]	Using the higher of S&P’s or Moody’s ratings.

6	SEMI-ANNUAL REPORT	OCTOBER 31, 2012

Fund Summary as of October 31, 2012	BlackRock MuniHoldings Fund, Inc.

Fund Overview

BlackRock MuniHoldings Fund, Inc.’s (MHD) (the “Fund”) investment objective is to provide shareholders with current income exempt from federal income taxes. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). The Fund invests, under normal market conditions, at least 75% of its assets in municipal bonds rated investment grade and invests primarily in long-term municipal bonds with a maturity of more than ten years at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Performance

For the six-month period ended October 31, 2012, the Fund returned 10.15% based on market price and 8.25% based on NAV. For the same period, the closed-end Lipper General & Insured Municipal Debt Funds (Leveraged) category posted an average return of 9.55% based on market price and 7.15% based on NAV. All returns reflect reinvestment of dividends. The Fund’s premium to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV. Contributing positively to performance during the period were the Fund’s duration positioning (preference for securities with a higher sensitivity to interest rate movements) and yield curve-flattening bias. The Fund has consistently emphasized longer-dated securities in order to benefit when long-term rates decline faster than short-term rates, a scenario that occurred during the period. In addition, sector concentrations in health and transportation had a notable positive impact on returns. The Fund’s holdings generated a high distribution yield, which in the aggregate, had a meaningful impact on returns. Security selection detracted from performance in the state tax-backed, health and tobacco sectors; however, the cumulative effect of security selection in the Fund was positive for the period. US Treasury financial futures contracts used to hedge interest rate risk in the Fund also had a modestly negative impact on performance.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on NYSE	MHD
Initial Offering Date	May 2, 1997
Yield on Closing Market Price as of October 31, 2012 ($19.32)[1]	5.68%
Tax Equivalent Yield[2]	8.74%
Current Monthly Distribution per Common Share[3]	$0.0915
Current Annualized Distribution per Common Share[3]	$1.0980
Economic Leverage as of October 31, 2012[4]	37%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
[2]	Tax equivalent yield assumes the maximum federal tax rate of 35%.
[3]	The distribution rate is not constant and is subject to change.
[4]

Represents Variable Rate Muni Term Preferred Shares (“VMTP Shares”) and TOBs as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VMTP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques used by the Fund, please see The Benefits and Risks of Leveraging on page 13.

The table below summarizes the changes in the Fund’s market price and NAV per share:

	10/31/12	4/30/12	Change	High	Low
Market Price	$19.32	$18.08	6.86%	$19.76	$17.39
Net Asset Value	$18.23	$17.36	5.01%	$18.23	$17.36

The following charts show the sector and credit quality allocations of the Fund’s long-term investments:

Sector Allocation
	10/31/12	4/30/12
Health	21%	21%
Transportation	19	18
State	14	13
Utilities	13	13
County/City/Special District/School District	12	12
Education	9	10
Corporate	7	8
Tobacco	3	3
Housing	2	2

Credit Quality Allocation[5]
	10/31/12	4/30/12
AAA/Aaa	10%	8%
AA/Aa	42	37
A	29	23
BBB/Baa	8	15
BB/Ba	1	1
B	3	5
CCC/Caa	1	1
Not Rated[6]	6	10

[5]	Using the higher of S&P’s or Moody’s ratings.
[6]

The investment advisor has deemed certain of these securities to be of investment grade quality. As of October 31, 2012 and April 30, 2012, the market value of these securities was $4,222,820, representing 1%, and $24,953,999, representing 7%, respectively, of the Fund’s long-term investments.

SEMI-ANNUAL REPORT	OCTOBER 31, 2012	7

Fund Summary as of October 31, 2012	BlackRock MuniHoldings Fund II, Inc.

Fund Overview

BlackRock MuniHoldings Fund II, Inc.’s (MUH) (the “Fund”) investment objective is to provide shareholders with current income exempt from federal income taxes. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). The Fund invests, under normal market conditions, at least 75% of its assets in municipal bonds rated investment grade and invests primarily in long-term municipal bonds with a maturity of more than ten years at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Performance

For the six-month period ended October 31, 2012, the Fund returned 10.76% based on market price and 7.95% based on NAV. For the same period, the closed-end Lipper General & Insured Municipal Debt Funds (Leveraged) category posted an average return of 9.55% based on market price and 7.15% based on NAV. All returns reflect reinvestment of dividends. The Fund’s premium to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV. Contributing positively to performance during the period were the Fund’s duration positioning (preference for securities with a higher sensitivity to interest rate movements) and yield curve-flattening bias. The Fund has consistently emphasized longer-dated securities in order to benefit when long-term rates decline faster than short-term rates, a scenario that occurred during the period. In addition, sector concentrations in health and transportation had a notable positive impact on returns. The Fund’s holdings generated a high distribution yield, which in the aggregate, had a meaningful impact on returns. Security selection detracted from performance in the state tax-backed, health and tobacco sectors; however, the cumulative effect of security selection in the Fund was positive for the period. US Treasury financial futures contracts used to hedge interest rate risk in the Fund also had a modestly negative impact on performance.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on NYSE	MUH
Initial Offering Date	February 27, 1998
Yield on Closing Market Price as of October 31, 2012 ($17.70)[1]	5.63%
Tax Equivalent Yield[2]	8.66%
Current Monthly Distribution per Common Share[3]	$0.083
Current Annualized Distribution per Common Share[3]	$0.996
Economic Leverage as of October 31, 2012[4]	37%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
[2]	Tax equivalent yield assumes the maximum federal tax rate of 35%.
[3]	The distribution rate is not constant and is subject to change.
[4]

Represents VMTP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VMTP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques used by the Fund, please see The Benefits and Risks of Leveraging on page 13.

The table below summarizes the changes in the Fund’s market price and NAV per share:

	10/31/12	4/30/12	Change	High	Low
Market Price	$17.70	$16.46	7.53%	$18.01	$16.14
Net Asset Value	$17.01	$16.23	4.81%	$17.03	$16.23

The following charts show the sector and credit quality allocations of the Fund’s long-term investments:

Sector Allocation
	10/31/12	4/30/12
Health	21%	21%
Transportation	18	18
County/City/Special District/School District	16	16
State	14	14
Utilities	12	11
Education	9	10
Corporate	7	7
Tobacco	2	2
Housing	1	1

Credit Quality Allocation[5]
	10/31/12	4/30/12
AAA/Aaa	10%	12%
AA/Aa	48	45
A	25	24
BBB/Baa	8	9
B	2	2
CCC/Caa	1	1
Not Rated[6]	6	7

[5]	Using the higher of S&P’s or Moody’s ratings.
[6]

The investment advisor has deemed certain of these securities to be of investment grade quality. As of October 31, 2012 and April 30, 2012, the market value of these securities was $7,448,747, representing 2%, and $7,289,016, representing 3%, respectively, of the Fund’s long-term investments.

8	SEMI-ANNUAL REPORT	OCTOBER 31, 2012

Fund Summary as of October 31, 2012	BlackRock MuniHoldings Quality Fund, Inc.

Fund Overview

BlackRock MuniHoldings Quality Fund, Inc.’s (MUS) (the “Fund”) investment objective is to provide shareholders with current income exempt from federal income taxes. The Fund seeks to achieve its investment objective by investing primarily in long-term, investment grade municipal obligations exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). Under normal market conditions, the Fund invests at least 80% of its assets in investment grade municipal obligations with remaining maturities of one year or more at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Performance

For the six-month period ended October 31, 2012, the Fund returned 18.91% based on market price and 7.89% based on NAV. For the same period, the closed-end Lipper General & Insured Municipal Debt Funds (Leveraged) category posted an average return of 9.55% based on market price and 7.15% based on NAV. All returns reflect reinvestment of dividends. The Fund moved from a discount to NAV to a premium by period end, which accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV. The Fund’s long duration posture (greater sensitivity to interest rates) contributed positively to performance as the municipal yield curve flattened (i.e., longer-term interest rates fell more than shorter rates) and bond prices moved higher on the long end of the curve. The Fund’s longer-dated holdings in the health, transportation and utilities sectors experienced the strongest price appreciation. The Fund’s small position in US Treasury futures as a strategy for hedging interest rate risk was a slight detractor from performance as rates generally declined. The Fund’s potential return was limited by its low exposure to tobacco, which was the strongest performing sector for the period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on NYSE	MUS
Initial Offering Date	May 1, 1998
Yield on Closing Market Price as of October 31, 2012 ($16.77)[1]	5.30%
Tax Equivalent Yield[2]	8.15%
Current Monthly Distribution per Common Share[3]	$0.074
Current Annualized Distribution per Common Share[3]	$0.888
Economic Leverage as of October 31, 2012[4]	41%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
[2]	Tax equivalent yield assumes the maximum federal tax rate of 35%.
[3]	The distribution rate is not constant and is subject to change.
[4]

Represents VMTP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VMTP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques used by the Fund, please see The Benefits and Risks of Leveraging on page 13.

The table below summarizes the changes in the Fund’s market price and NAV per share:

	10/31/12	4/30/12	Change	High	Low
Market Price	$16.77	$14.52	15.50%	$16.94	$14.52
Net Asset Value	$15.31	$14.61	4.79%	$15.33	$14.61

The following charts show the sector and credit quality allocations of the Fund’s long-term investments:

Sector Allocation
	10/31/12	4/30/12
County/City/Special District/School District	31%	28%
Transportation	23	22
Utilities	15	18
State	12	13
Health	10	9
Education	6	7
Housing	2	2
Tobacco	1	1

Credit Quality Allocation[5]
	10/31/12	4/30/12
AAA/Aaa	15%	12%
AA/Aa	59	65
A	25	21
BBB/Baa	1	1
B	—	1

[5]	Using the higher of S&P’s or Moody’s ratings.

SEMI-ANNUAL REPORT	OCTOBER 31, 2012	9

Fund Summary as of October 31, 2012	BlackRock Muni Intermediate Duration Fund, Inc.

Fund Overview

BlackRock Muni Intermediate Duration Fund, Inc.’s (MUI) (the “Fund”) investment objective is to provide common shareholders with high current income exempt from federal income taxes. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). Under normal market conditions, the Fund invests at least 75% of its assets in municipal bonds rated investment grade and invests at least 80% of its assets in municipal bonds with a duration of three to ten years at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Performance

For the six-month period ended October 31, 2012, the Fund returned 9.16% based on market price and 6.09% based on NAV. For the same period, the closed-end Lipper Intermediate Municipal Debt Funds category posted an average return of 7.36% based on market price and 4.83% based on NAV. All returns reflect reinvestment of dividends. The Fund’s premium to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV. The Fund benefited from its neutral-to-long average duration bias (greater sensitivity to interest rates) and its preference for longer-dated maturities, within its intermediate duration mandate, as interest rates generally declined and the yield curve flattened (long-term interest rates fell more than short and intermediate rates) during the period. The Fund also benefited from a tightening of credit spreads during the period, with additional positive performance contributions from its allocations to the health and corporate sectors, which were among the better performing segments of the market for the period. US Treasury financial futures contracts used to hedge interest rate risk in the Fund also had a modestly negative impact on performance.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on NYSE	MUI
Initial Offering Date	August 1, 2003
Yield on Closing Market Price as of October 31, 2012 ($17.50)[1]	4.90%
Tax Equivalent Yield[2]	7.54%
Current Monthly Distribution per Common Share[3]	$0.0715
Current Annualized Distribution per Common Share[3]	$0.8580
Economic Leverage as of October 31, 2012[4]	38%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
[2]	Tax equivalent yield assumes the maximum federal tax rate of 35%.
[3]	The distribution rate is not constant and is subject to change.
[4]

Represents VRDP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques used by the Fund, please see The Benefits and Risks of Leveraging on page 13.

The table below summarizes the changes in the Fund’s market price and NAV per share:

	10/31/12	4/30/12	Change	High	Low
Market Price	$17.50	$16.45	6.38%	$17.65	$16.04
Net Asset Value	$16.76	$16.21	3.39%	$16.83	$16.18

The following charts show the sector and credit quality allocations of the Fund’s long-term investments:

Sector Allocation
	10/31/12	4/30/12
County/City/Special District/School District	24%	23%
State	16	20
Transportation	14	9
Health	13	15
Education	10	10
Utilities	9	9
Corporate	8	8
Tobacco	3	3
Housing	3	3

Credit Quality Allocation[5]
	10/31/12	4/30/12
AAA/Aaa	8%	11%
AA/Aa	50	49
A	27	25
BBB/Baa	7	6
BB/Ba	1	1
B	2	2
Not Rated[6]	5	6

[5]	Using the higher of S&P’s or Moody’s ratings.
[6]

The investment advisor has deemed certain of these securities to be of investment grade quality. As of October 31, 2012 and April 30,2012, the market value of these securities was $13,008,114 and $12,831,333, each representing 1%, respectively, of the Fund’s long-term investment.

10	SEMI-ANNUAL REPORT	OCTOBER 31, 2012

Fund Summary as of October 31, 2012	BlackRock MuniVest Fund II, Inc.

Fund Overview

BlackRock MuniVest Fund II, Inc.’s (MVT) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from federal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). The Fund invests, under normal market conditions, at least 75% of its assets in municipal bonds rated investment grade and invests primarily in long-term municipal bonds with a maturity of more than ten years at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Performance

For the six-month period ended October 31, 2012, the Fund returned 12.00% based on market price and 7.98% based on NAV. For the same period, the closed-end Lipper General & Insured Municipal Debt Funds (Leveraged) category posted an average return of 9.55% based on market price and 7.15% based on NAV. All returns reflect reinvestment of dividends. The Fund’s premium to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV. Contributing positively to performance during the period were the Fund’s duration positioning (preference for securities with a higher sensitivity to interest rate movements) and yield curve-flattening bias. The Fund has consistently emphasized longer-dated securities in order to benefit when long-term rates decline faster than short-term rates, a scenario that occurred during the period. In addition, sector concentrations in health and transportation had a notable positive impact on returns. The Fund’s holdings generated a high distribution yield, which in the aggregate, had a meaningful impact on returns. Security selection detracted from performance in the health and tobacco sectors; however, the cumulative effect of security selection in the Fund was positive for the period. US Treasury financial futures contracts used to hedge interest rate risk in the Fund also had a modestly negative impact on performance.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on NYSE	MVT
Initial Offering Date	March 29, 1993
Yield on Closing Market Price as of October 31, 2012 ($18.16)[1]	6.01%
Tax Equivalent Yield[2]	9.25%
Current Monthly Distribution per Common Share[3]	$0.091
Current Annualized Distribution per Common Share[3]	$1.092
Economic Leverage as of October 31, 2012[4]	41%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
[2]	Tax equivalent yield assumes the maximum federal tax rate of 35%.
[3]	The distribution rate is not constant and is subject to change.
[4]

Represents VMTP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VMTP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques used by the Fund, please see The Benefits and Risks of Leveraging on page 13.

The table below summarizes the changes in the Fund’s market price and NAV per share:

	10/31/12	4/30/12	Change	High	Low
Market Price	$18.16	$16.75	8.42%	$18.46	$16.48
Net Asset Value	$16.63	$15.91	4.53%	$16.67	$15.91

The following charts show the sector and credit quality allocations of the Fund’s long-term investments:

Sector Allocation
	10/31/12	4/30/12
Health	22%	21%
Transportation	19	19
State	13	15
Utilities	12	11
County/City/Special District/School District	10	10
Corporate	10	11
Education	9	7
Tobacco	3	3
Housing	2	3

Credit Quality Allocation[5]
	10/31/12	4/30/12
AAA/Aaa	8%	9%
AA/Aa	48	47
A	26	24
BBB/Baa	8	9
BB/Ba	1	1
B	3	3
Not Rated[6]	6	7

[5]	Using the higher of S&P’s or Moody’s ratings.
[6]

The investment advisor has deemed certain of these securities to be of investment grade quality. As of October 31, 2012 and April 30, 2012 the market value of these securities was $4,062,956 and $4,822,745, each representing 1%, respectively, of the Fund’s long-term investments.

SEMI-ANNUAL REPORT	OCTOBER 31, 2012	11

Call/Maturity Structure

The following table summarizes the percentage of each Fund’s long-term investments with scheduled maturity dates and/or that are subject to potential calls by issuers over the next five years:

Calendar Year Ended December 31,	MUA	MEN	MHD	MUH	MUS	MUI	MVT
2012	9%	1%	5%	5%	1%	4%	6%
2013	5	3	3	2	—	1	2
2014	7	10	5	6	3	7	2
2015	4	8	4	4	4	6	3
2016	3	3	3	4	3	7	4

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments, including financial futures contracts as specified in Note 2 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market, interest rate and/or other risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Funds’ ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require a Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation a Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause a Fund to hold an investment that it might otherwise sell. The Funds’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

12	SEMI-ANNUAL REPORT	OCTOBER 31, 2012

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance the yield and NAV of their common shares (“Common Shares”). However, these objectives cannot be achieved in all interest rate environments.

To obtain leverage, the Funds, except MUA, issue Variable Rate Demand Preferred Shares (“VRDP Shares”) or Variable Rate Muni Term Preferred Shares (“VMTP Shares”) and previously issued and had outstanding Auction Market Preferred Shares (“AMPS”) (VRDP Shares, VMTP Shares, and AMPS, are collectively referred to as “Preferred Shares”). Preferred Shares pay dividends at prevailing short-term interest rates, and the Funds invest the proceeds in long-term municipal bonds. In general, the concept of leveraging is based on the premise that the financing cost of assets to be obtained from leverage, which will be based on short-term interest rates, will normally be lower than the income earned by each Fund on its longer-term portfolio investments. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Fund’s shareholders will benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV. However, in order to benefit shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. If the yield curve becomes negatively sloped, meaning short-term interest rates exceed long-term interest rates, income to shareholders will be lower than if the Funds had not used leverage.

To illustrate these concepts, assume a Fund’s Common Shares capitalization is $100 million and it issues Preferred Shares for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are 3% and long-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, the Fund pays dividends on the $50 million of Preferred Shares based on the lower short-term interest rates. At the same time, the securities purchased by the Fund with assets received from Preferred Shares issuance earn income based on long-term interest rates. In this case, the dividends paid to holders of Preferred Shares (“Preferred Shareholders”) are significantly lower than the income earned on the Fund’s long-term investments, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

If short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental net income pickup will be reduced or eliminated completely. Furthermore, if prevailing short-term interest rates rise above long-term interest rates, the yield curve has a negative slope. In this case, the Fund pays higher short-term interest rates whereas the Fund’s total portfolio earns income based on lower long-term interest rates.

Furthermore, the value of the Funds’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the redemption value of the Funds’ Preferred Shares does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Funds’ NAVs positively or negatively in addition to the impact on Fund performance from leverage from Preferred Shares discussed above.

The Funds may also leverage their assets through the use of tender option bond trusts (“TOBs”), as described in Note 1 of the Notes to Financial Statements. TOB investments generally will provide the Funds with economic benefits in periods of declining short-term interest rates, but expose the Funds to risks during periods of rising short-term interest rates similar to those associated with Preferred Shares issued by the Funds, as described above. Additionally, fluctuations in the market value of municipal bonds deposited into the TOB trust may adversely affect each Fund’s NAV per share.

The use of leverage may enhance opportunities for increased income to the Funds and Common Shareholders, but as described above, it also creates risks as short- or long-term interest rates fluctuate. Leverage also will generally cause greater changes in the Funds’ NAVs, market prices and dividend rates than comparable portfolios without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Funds’ net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, each Fund’s net income will be less than if leverage had not been used, and therefore the amount available for distribution to Common Shareholders will be reduced. Each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause a Fund to incur losses. The use of leverage may limit each Fund’s ability to invest in certain types of securities or use certain types of hedging strategies, such as in the case of certain restrictions imposed by rating agencies that rate the Preferred Shares issued by the Funds. Each Fund will incur expenses in connection with the use of leverage, all of which are borne by Common Shareholders and may reduce income to the Common Shares.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Funds are permitted to issue senior securities in the form of equity securities (e.g., Preferred Shares) up to 50% of their total managed assets (each Fund’s total assets less the sum of its accrued liabilities). In addition, each Fund voluntarily limits its economic leverage to 50% of its total managed assets, while each Fund with VRDP Shares or VMTP Shares outstanding limits its economic leverage to 45% of its total managed assets. As of October 31, 2012, the Funds had economic leverage from Preferred Shares and/or TOBs as a percentage of their total managed assets as follows:

Percent of Economic Leverage
MUA	11%
MEN	36%
MHD	37%
MUH	37%
MUS	41%
MUI	38%
MVT	41%

SEMI-ANNUAL REPORT	OCTOBER 31, 2012	13

Schedule of Investments October 31, 2012 (Unaudited)	BlackRock MuniAssets Fund, Inc. (MUA) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Alabama — 1.3%
Alabama State Docks Department, Refunding RB, 6.00%, 10/01/40	$2,165	$2,542,901
County of Jefferson Alabama, RB, Series A:
5.25%, 1/01/17	895	895,125
5.25%, 1/01/19	2,000	1,998,800
5.50%, 1/01/21	1,215	1,214,186

		6,651,012
Alaska — 1.4%
Northern Tobacco Securitization Corp., Refunding RB, Tobacco Settlement, Asset-Backed, Series A:
4.63%, 6/01/23	1,725	1,729,106
5.00%, 6/01/32	1,500	1,328,475
5.00%, 6/01/46	4,885	4,139,207

		7,196,788
Arizona — 2.9%
Maricopa County IDA Arizona, RB, Arizona Charter Schools Project, Series A, 6.63%, 7/01/20	1,420	1,159,402
Phoenix IDA Arizona, ERB, Great Hearts Academies — Veritas Project:
6.30%, 7/01/42	500	540,330
6.40%, 7/01/47	425	461,044
Phoenix IDA Arizona, Refunding RB, America West Airlines, Inc. Project, AMT, 6.30%, 4/01/23	7,750	6,867,430
Pima County IDA Arizona, ERB, Arizona Charter School Project:
Series A, 6.75%, 7/01/31	490	490,593
Series E, 7.25%, 7/01/31	2,255	2,259,442
Show Low Improvement District, Special Assessment Bonds, District No. 5, 6.38%, 1/01/15	450	451,751
Tempe IDA, Refunding RB, Friendship Village of Tempe, Series A, 6.25%, 12/01/42	720	780,379
University Medical Center Corp. Arizona, RB:
6.25%, 7/01/29	820	954,857
6.50%, 7/01/39	500	581,690

		14,546,918
California — 4.1%
California Statewide Communities Development Authority, Refunding RB:
American Baptist Homes of the West, 6.25%, 10/01/39	2,175	2,376,036
Eskaton Properties, Inc., 5.25%, 11/15/34	1,595	1,698,707
City of Fontana California, Special Tax Bonds, Refunding RB, Community Facilities District No. 22-Sierra, Series H, 6.00%, 9/01/34	2,320	2,362,015

Municipal Bonds	Par (000)	Value

California (concluded)
City of San Jose California, RB, Convention Center Expansion & Renovation Project:
6.50%, 5/01/36	$900	$1,082,358
6.50%, 5/01/42	2,220	2,666,220
Foothill Eastern Transportation Corridor Agency California, Refunding RB, CAB, 6.07%, 1/15/33 (a)	12,450	3,719,313
San Marcos County Unified School District, GO, CAB, Series B (a):
5.13%, 8/01/40	5,000	1,226,050
5.24%, 8/01/51	12,050	1,624,099
Tobacco Securitization Authority of Southern California, Refunding RB, Series A1-SNR, 5.00%, 6/01/37	4,860	4,139,602

		20,894,400
Colorado — 1.2%
Plaza Metropolitan District No. 1 Colorado, Tax Allocation Bonds, Public Improvement Fee, Tax Increment:
8.00%, 12/01/25	4,850	5,020,429
Subordinate, 8.13%, 12/01/25	1,025	1,024,969

		6,045,398
Connecticut — 0.7%
Connecticut State Development Authority, RB, AFCO Cargo BDL LLC Project, AMT, 8.00%, 4/01/30 (b)(c)	3,450	2,135,723
Mohegan Tribe of Indians of Connecticut, Refunding RB, Public Improvement, Priority Distribution, 6.25%, 1/01/31	1,370	1,371,219

		3,506,942
Delaware — 1.0%
County of Sussex Delaware, RB, NRG Energy, Inc., Indian River Project, 6.00%, 10/01/40	1,000	1,126,960
Delaware State EDA, RB, Exempt Facilities, Indian River Power, 5.38%, 10/01/45	3,625	3,899,122

		5,026,082
District of Columbia — 0.9%
District of Columbia, RB, Methodist Home District of Columbia, Series A:
7.38%, 1/01/30	1,665	1,733,714
7.50%, 1/01/39	1,615	1,680,359
District of Columbia Tobacco Settlement Financing Corp., Refunding RB, Asset- Backed, 6.50%, 5/15/33	1,055	1,246,124

		4,660,197

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedules of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:

ACA	American Capital Access Corp.
AGC	Assured Guaranty Corp.
AGM	Assured Guaranty Municipal Corp.
AMBAC	American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax (subject to)
ARB	Airport Revenue Bonds
BHAC	Berkshire Hathaway Assurance Corp.
CAB	Capital Appreciation Bonds
COP	Certificates of Participation
EDA	Economic Development Authority
EDC	Economic Development Corp.
ERB	Education Revenue Bonds
FSA	Financial Security Assurance, Inc.
GARB	General Airport Revenue Bonds
GO	General Obligation Bonds
HDA	Housing Development Authority
HFA	Housing Finance Agency

HRB	Housing Revenue Bonds
IDA	Industrial Development Authority
IDB	Industrial Development Board
ISD	Independent School District
LOC	Letter of Credit
LRB	Lease Revenue Bonds
M/F	Multi-Family
MRB	Mortgage Revenue Bonds
NPFGC	National Public Finance Guarantee Corp.
PSF-GTD	Permanent School Fund Guaranteed
Radian	Radian Financial Guaranty
Q-SBLF	Qualified School Bond Loan Fund
RB	Revenue Bonds
SBPA	Stand-by Bond Purchase Agreements
S/F	Single-Family
Syncora	Syncora Guarantee
VRDN	Variable Rate Demand Notes

See Notes to Financial Statements.

14	SEMI-ANNUAL REPORT	OCTOBER 31, 2012

Schedule of Investments (continued)	BlackRock MuniAssets Fund, Inc. (MUA) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Florida — 10.0%
Greater Orlando Aviation Authority Florida, RB, Special Purpose, JetBlue Airways Corp., AMT, 6.38%, 11/15/26	$4,500	$4,544,955
Harbor Bay Community Development District Florida, Special Assessment Bonds, Series A, 7.00%, 5/01/33	455	455,255
Hillsborough County IDA, RB, National Gypsum Co., AMT:
Series A, 7.13%, 4/01/30	3,000	3,007,500
Series B, 7.13%, 4/01/30	1,560	1,560,593
Jacksonville Economic Development Commission, RB, Gerdau Ameristeel US Inc., AMT, 5.30%, 5/01/37	4,500	4,506,030
Jacksonville Economic Development Commission, Refunding RB, Florida Proton Therapy Institute, Series A, 6.00%, 9/01/17	1,095	1,247,008
Lakewood Ranch Stewardship District, Refunding, Special Assessment Bonds, Lakewood Center & New Sector Projects, 8.00%, 5/01/40	1,485	1,634,836
Mid-Bay Bridge Authority, RB, Series A, 7.25%, 10/01/40	4,550	5,763,121
Midtown Miami Community Development District, Special Assessment Bonds, Series A:
6.00%, 5/01/24	1,240	1,261,464
6.25%, 5/01/37	4,605	4,701,198
Palm Beach County Health Facilities Authority, RB, Acts Retirement Life Community, 5.50%, 11/15/33	3,500	3,850,245
Santa Rosa Bay Bridge Authority, RB, 6.25%, 7/01/28 (b)(c)	5,180	2,006,577
Sarasota County Health Facilities Authority, Refunding RB, Village On The Isle Project, 5.50%, 1/01/27	955	1,017,543
Sumter Landing Community Development District Florida, RB, Sub-Series B, 5.70%, 10/01/38	3,825	3,538,048
Tampa Palms Open Space & Transportation Community Development District, RB, Capital Improvement, Richmond Place Project, 7.50%, 5/01/18	1,510	1,511,797
Tolomato Community Development District, Special Assessment Bonds, 6.65%, 5/01/40 (b)(c)	2,890	993,214
Tolomato Community Development District, Special Assessment Bonds, Refunding:
6.61%, 5/01/17	250	179,392
6.61%, 5/01/19	585	337,001
6.61%, 5/01/22	305	129,250
6.65%, 5/01/40	910	890,180
Village Community Development District No. 9, Special Assessment Bonds:
6.75%, 5/01/31	1,920	2,217,946
7.00%, 5/01/41	3,135	3,642,651
5.50%, 5/01/42	1,380	1,463,269

		50,459,073
Georgia — 2.4%
City of Atlanta Georgia, Tax Allocation Bonds, Princeton Lakes Project, 5.50%, 1/01/31	1,035	1,052,026
Clayton County Development Authority, Refunding RB, Delta Air Lines Inc. Project, Series A, 8.75%, 6/01/29	3,365	4,196,491
County of Clayton Georgia, Tax Allocation Bonds, Ellenwood Project, 7.50%, 7/01/33	2,765	2,873,305
DeKalb County Hospital Authority Georgia, Refunding RB, Dekalb Medical Center Inc. Project, 6.13%, 9/01/40	1,000	1,177,680
Gainesville & Hall County Development Authority, Refunding RB, Acts Retirement Life Community, Series A-2:
6.38%, 11/15/29	700	807,191

Municipal Bonds	Par (000)	Value

Georgia (concluded)
Gainesville & Hall County Development Authority, Refunding RB, Acts Retirement Life Community, Series A-2: (concluded)
6.63%, 11/15/39	$880	$1,006,553
Private Colleges & Universities Authority, Refunding RB, Mercer University Project, Series A, 5.00%, 10/01/32	855	921,895

		12,035,141
Guam — 0.6%
Guam Government Waterworks Authority, Refunding RB, Water & Wastewater Systems, 6.00%, 7/01/25	1,265	1,319,521
Territory of Guam, GO, Series A:
6.00%, 11/15/19	615	677,712
7.00%, 11/15/39	1,115	1,259,671

		3,256,904
Illinois — 5.0%
City of Chicago Illinois, Refunding RB, American Airlines Inc. Project, 5.50%, 12/01/30 (b)(c)	7,000	4,550,910
Illinois Finance Authority, Refunding RB:
CAB, Clare Water Tower, Series B, 10.68%, 5/15/50 (a)(b)(c)	1,500	30,150
Clare Water Tower, Series A-7, 6.13%, 5/15/41 (b)(c)	3,500	70,350
Friendship Village Of Schaumburg, 7.25%, 2/15/45	4,000	4,421,560
Lutheran Home & Services Obligated Group, 5.63%, 5/15/42	2,395	2,435,595
Primary Health Care Centers Program, 6.60%, 7/01/24	1,175	1,187,925
Roosevelt University Project, 6.50%, 4/01/44	4,170	4,716,312
Metropolitan Pier & Exposition Authority, Refunding RB, McCormick Place Expansion Project, Series B (AGM), 5.14%, 6/15/46 (a)	9,860	1,789,886
Railsplitter Tobacco Settlement Authority, RB:
5.50%, 6/01/23	1,400	1,635,032
6.00%, 6/01/28	710	842,912
Village of Lincolnshire Illinois, Special Tax Bonds, Sedgebrook Project, 6.25%, 3/01/34	1,800	1,829,160
Village of Wheeling Illinois, Tax Allocation Bonds, North Milwaukee/Lake-Cook TIF Project, 6.00%, 1/01/25	1,465	1,472,515

		24,982,307
Iowa — 0.7%
Iowa Finance Authority, Refunding RB, Sunrise Retirement Community Project:
5.50%, 9/01/37	1,355	1,322,629
5.75%, 9/01/43	2,115	2,102,712

		3,425,341
Kentucky — 1.1%
Kentucky Economic Development Finance Authority, RB, Owensboro Medical Health System, Series A:
6.38%, 6/01/40	1,580	1,880,200
6.50%, 3/01/45	2,000	2,392,100
Kentucky Economic Development Finance Authority, Refunding RB, Owensboro Medical Health System, Series B, 6.38%, 3/01/40	1,135	1,348,153

		5,620,453
Louisiana — 1.6%
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp. Projects, 6.75%, 11/01/32	5,000	5,627,200

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2012	15

Schedule of Investments (continued)	BlackRock MuniAssets Fund, Inc. (MUA) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Louisiana (concluded)
Louisiana Public Facilities Authority, RB, Belle Chasse Educational Foundation Project, 6.75%, 5/01/41	$1,855	$2,185,858

		7,813,058
Maine — 0.7%
Maine Health & Higher Educational Facilities Authority, RB, Maine General Medical Center, 6.75%, 7/01/41	2,955	3,554,629
Maryland — 2.6%
Maryland EDC, RB, Transportation Facilities Project, Series A, 5.75%, 6/01/35	3,615	4,080,612
Maryland EDC, Refunding RB, CNX Marine Terminals Inc., 5.75%, 9/01/25	4,785	5,212,109
Maryland Health & Higher Educational Facilities Authority, RB, Washington Christian Academy, 5.50%, 7/01/38 (b)(c)	1,000	399,950
Maryland Health & Higher Educational Facilities Authority, Refunding RB, Doctor’s Community Hospital, 5.75%, 7/01/38	3,110	3,374,195

		13,066,866
Massachusetts — 0.6%
Massachusetts Development Finance Agency, RB, Foxborough Regional Charter School, Series A, 7.00%, 7/01/42	1,025	1,212,124
Massachusetts Development Finance Agency, Refunding RB:
Eastern Nazarene College, 5.63%, 4/01/19	35	35,024
Eastern Nazarene College, 5.63%, 4/01/29	80	80,019
Tufts Medical Center, Series I, 6.75%, 1/01/36	1,490	1,823,000

		3,150,167
Michigan — 2.6%
City of Detroit Michigan, GO, Limited Tax:
Series A-1, 5.00%, 4/01/16	650	597,552
Series A-2, 8.00%, 4/01/14	3,185	3,047,790
Monroe County Hospital Finance Authority, Refunding RB, Mercy Memorial Hospital Corp. Obligation, 5.50%, 6/01/35	1,000	1,060,540
Royal Oak Hospital Finance Authority Michigan, Refunding RB, William Beaumont Hospital, 8.25%, 9/01/39	6,310	8,136,745

		12,842,627
Minnesota — 0.4%
City of Minneapolis Minnesota, Refunding RB, Fairview Health Services, Series A, 6.75%, 11/15/32	1,785	2,151,086
Missouri — 0.6%
Kirkwood IDA Missouri, RB, Aberdeen Heights, Series A, 8.25%, 5/15/39	2,315	2,771,425
New Jersey — 5.7%
New Jersey EDA, RB:
Continental Airlines Inc. Project, AMT, 6.25%, 9/15/29	2,025	2,073,013
Continental Airlines Inc. Project, AMT, 9.00%, 6/01/33 (d)	1,250	1,299,437
Kapkowski Road Landfill Project, Series 1998B-MB, AMT, 6.50%, 4/01/31	2,250	2,668,117
Patterson Charter School for Science and Technology, Inc. Project, Series A, 6.10%, 7/01/44	1,085	1,178,115
New Jersey EDA, Refunding RB, Newark Airport Marriott Hotel, 7.00%, 10/01/14	4,000	4,019,680

Municipal Bonds	Par (000)	Value

New Jersey (concluded)
New Jersey Educational Facilities Authority, Refunding RB, University of Medicine & Dentistry, Series B:
7.13%, 12/01/23	$670	$860,876
7.50%, 12/01/32	3,575	4,502,677
New Jersey Health Care Facilities Financing Authority, RB, Pascack Valley Hospital Association, 6.63%, 7/01/36 (b)(c)	3,870	39
New Jersey Health Care Facilities Financing Authority, Refunding RB:
Barnabas Health, Series A, 5.63%, 7/01/37	2,650	2,977,063
St. Joseph’s Healthcare System, 6.63%, 7/01/38	4,090	4,741,578
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series C (AMBAC), 4.69%, 12/15/35 (a)	6,210	2,127,919
Tobacco Settlement Financing Corp. New Jersey, Refunding RB, Series 1A, 4.50%, 6/01/23	2,390	2,330,967

		28,779,481
New Mexico — 0.6%
New Mexico Hospital Equipment Loan Council, Refunding RB, Gerald Champion Regional Medical Center Project, 5.50%, 7/01/42	2,970	3,052,714
New York — 4.6%
Chautauqua County Industrial Development Agency, RB, NRG Dunkirk Power Project, 5.88%, 4/01/42	3,695	4,161,457
Dutchess County Industrial Development Agency New York, RB, St. Francis Hospital, Series B, 7.50%, 3/01/29	1,000	1,028,590
Dutchess County Industrial Development Agency New York, Refunding RB, St. Francis Hospital, Series A, 7.50%, 3/01/29	1,400	1,440,026
Metropolitan Transportation Authority, RB, Series 2008C, 6.50%, 11/15/28	2,000	2,556,660
New York City Industrial Development Agency, RB:
American Airlines Inc., JFK International Airport, AMT, 8.00%, 8/01/28 (b)(c)(d)	1,765	1,861,687
British Airways Plc Project, AMT, 7.63%, 12/01/32	4,130	4,233,250
Series C, 6.80%, 6/01/28	860	871,120
Special Needs Facilities Pooled Program, Series C-1, 6.50%, 7/01/24	610	615,618
Special Needs Facilities Pooled Program, Series C-1, 6.63%, 7/01/29	1,100	1,103,696
New York Liberty Development Corp., Refunding RB, Second Priority, Bank of America Tower at One Bryant Park Project, Class 3, 6.38%, 7/15/49	1,270	1,475,232
Port Authority of New York & New Jersey, RB, JFK International Air Terminal, 6.00%, 12/01/36	1,340	1,574,044
Yonkers Industrial Development Agency New York, RB, Sarah Lawrence College Project, Series A, 6.00%, 6/01/41	2,090	2,363,309

		23,284,689
North Carolina — 1.6%
North Carolina Medical Care Commission, Refunding RB, First Mortgage, Series A:
Deerfield, 6.13%, 11/01/38	4,565	5,039,532
Whitestone, 7.75%, 3/01/31	1,000	1,150,490
Whitestone, 7.75%, 3/01/41	1,420	1,617,891

		7,807,913
Ohio — 3.6%
Buckeye Tobacco Settlement Financing Authority, RB, Asset-Backed, Senior Series A-2, 5.13%, 6/01/24	3,350	2,917,113

See Notes to Financial Statements.

16	SEMI-ANNUAL REPORT	OCTOBER 31, 2012

Schedule of Investments (continued)	BlackRock MuniAssets Fund, Inc. (MUA) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Ohio (concluded)
Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Bonds, Series A-2:
5.75%, 6/01/34	$6,745	$5,681,246
6.00%, 6/01/42	3,040	2,621,939
County of Hamilton Ohio, RB, Christ Hospital Project, 5.00%, 6/01/42	1,880	2,019,082
State of Ohio, RB, Ford Motor Co. Project, AMT, 5.75%, 4/01/35	4,880	5,075,835

		18,315,215
Oklahoma — 0.3%
Oklahoma Development Finance Authority, Refunding RB, Inverness Village Community, 6.00%, 1/01/32	1,305	1,413,889
Pennsylvania — 6.9%
Allegheny County Hospital Development Authority, Refunding RB, Health System, West Penn, Series A, 5.38%, 11/15/40	3,330	2,356,108
Allentown Neighborhood Improvement Zone Development Authority, RB:
5.00%, 5/01/35	1,815	1,938,039
5.00%, 5/01/42	4,170	4,419,074
Bucks County IDA, RB, Ann’s Choice, Inc. Facility, Series A:
6.13%, 1/01/25	1,360	1,376,306
6.25%, 1/01/35	1,550	1,567,097
Cumberland County Municipal Authority, Refunding RB, Diakon Lutheran, 6.38%, 1/01/39	6,165	6,872,249
Lancaster County Hospital Authority, Refunding RB, Brethren Village Project, Series A, 6.25%, 7/01/26	1,160	1,255,665
Montgomery County IDA Pennsylvania, MRB, Whitemarsh Continuing Care, 6.13%, 2/01/28	2,330	2,375,482
Pennsylvania Economic Development Financing Authority, RB, National Gypsum Co., Series A, AMT, 6.25%, 11/01/27	1,250	1,241,600
Philadelphia Authority for Industrial Development, RB, Commercial Development, AMT, 7.75%, 12/01/17	8,000	8,012,160
Philadelphia Hospitals & Higher Education Facilities Authority, RB, Temple University Health System, Series A, 5.63%, 7/01/42	3,135	3,325,451

		34,739,231
Puerto Rico — 1.6%
Puerto Rico Public Buildings Authority, Refunding RB, Government Facilities, Series U, 5.25%, 7/01/42	3,790	3,821,154
Puerto Rico Sales Tax Financing Corp., RB, First Sub-Series A, 6.50%, 8/01/44	2,650	3,108,450
Puerto Rico Sales Tax Financing Corp., Refunding RB, First Sub-Series C, 5.97%, 8/01/38 (a)	4,445	977,277

		7,906,881
Rhode Island — 0.7%
Central Falls Detention Facility Corp., Refunding RB, 7.25%, 7/15/35	4,245	3,678,208
Tennessee — 0.1%
Shelby County Health Educational & Housing Facilities Board Tennessee, RB, Village at Germantown, 6.25%, 12/01/34	575	580,204
Texas — 13.2%
Bexar County Health Facilities Development Corp., RB, Army Retirement Residence Project, 6.20%, 7/01/45	5,040	5,666,422

Municipal Bonds	Par (000)	Value

Texas (concluded)
Brazos River Authority, Refunding RB, Texas Utility Co., Series A, AMT, 7.70%, 4/01/33	$5,080	$708,355
Central Texas Regional Mobility Authority, Refunding RB, Senior Lien:
5.75%, 1/01/25	675	781,144
6.25%, 1/01/46	2,210	2,581,899
Central Texas Regional Mobility Authority, Refunding RB, CAB (a):
4.97%, 1/01/28	1,000	474,940
5.00%, 1/01/29	2,000	900,280
5.12%, 1/01/30	1,170	491,470
5.25%, 1/01/31	2,000	779,720
5.34%, 1/01/32	3,500	1,274,140
5.37%, 1/01/33	3,690	1,267,404
5.42%, 1/01/34	4,000	1,289,600
City of Houston Texas, RB, Special Facilities, AMT:
Continental Airlines Inc. Terminal Improvement Projects, 6.63%, 7/15/38	2,890	3,239,603
Continental Airlines, Series E, 6.75%, 7/01/21	4,550	4,566,881
Clifton Higher Education Finance Corp., ERB, Idea Public Schools:
5.50%, 8/15/31	955	1,048,332
5.75%, 8/15/41	720	794,023
Fort Bend County Industrial Development Corp., RB, NRG Energy Inc. Project, 4.75%, 11/01/42	1,520	1,538,118
Harris County Health Facilities Development Corp., Refunding RB, Memorial Hermann Healthcare System, Series B:
7.13%, 12/01/31	1,500	1,864,305
7.25%, 12/01/35	1,110	1,392,972
Harris County-Houston Sports Authority, Refunding RB, CAB, Senior Lien, Series A (NPFGC), 5.67%, 11/15/38 (a)	10,000	2,335,100
Houston Higher Education Finance Corp., RB, Cosmos Foundation, Inc. Series A, 6.88%, 5/15/41	595	758,774
La Vernia Higher Education Finance Corp., RB, KIPP Inc., Series A, 6.38%, 8/15/44	860	1,006,501
Love Field Airport Modernization Corp., RB, Southwest Airlines Co. Project, 5.25%, 11/01/40	1,500	1,616,220
Matagorda County Navigation District No. 1 Texas, Refunding RB, Central Power & Light Co. Project, Series A, 6.30%, 11/01/29	2,090	2,445,133
North Texas Education Finance Corporation, ERB, Uplift Education, Series A:
5.13%, 12/01/42	745	793,432
5.25%, 12/01/47	1,600	1,706,640
North Texas Tollway Authority, RB, CAB, Special Projects System, Series B, 5.33%, 9/01/37 (a)	2,110	571,304
North Texas Tollway Authority, Refunding RB, Toll Second Tier, Series F, 6.13%, 1/01/31	4,425	4,907,414
Red River Health Facilities Development Corp., First MRB, Eden Home Inc. Project, 7.25%, 12/15/42	2,895	3,098,316
Red River Health Facilities Development Corp., RB, Wichita Falls Retirement Foundation Project, 5.13%, 1/01/41	900	903,366
Tarrant County Cultural Education Facilities Finance Corp., RB, Series A:
CC Young Memorial Home, 8.00%, 2/15/38	1,745	1,931,034
Senior Living Center Project, 8.25%, 11/15/44	4,200	4,725,714
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien:
LBJ Infrastructure Group LLC, LBJ Freeway Managed Lanes Project, 7.00%, 6/30/40	4,455	5,498,628
NTE Mobility Partners LLC, North Tarrant Express Managed Lanes Project, 6.88%, 12/31/39	3,000	3,638,820

		66,596,004

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2012	17

Schedule of Investments (continued)	BlackRock MuniAssets Fund, Inc. (MUA) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Vermont — 0.2%
Vermont EDA, Refunding MRB, Wake Robin Corp. Project, Series A, 5.40%, 5/01/33	$770	$808,154
Virginia — 3.6%
Dulles Town Center Community Development Authority, Special Assessment Bonds, Dulles Town Center Project, 6.25%, 3/01/26	3,515	3,518,866
Fairfax County EDA, Refunding RB, Goodwin House Inc., 5.13%, 10/01/42	2,500	2,577,025
Lexington IDA, Refunding MRB, Kendal at Lexington, Series A, 5.38%, 1/01/28	40	40,826
Mosaic District Community Development Authority, RB, Special Assessment, Series A:
6.63%, 3/01/26	1,485	1,680,114
6.88%, 3/01/36	1,300	1,469,078
Virginia Small Business Financing Authority, RB, Senior Lien, Elizabeth River Crossing Project, AMT:
5.25%, 1/01/32	810	884,358
6.00%, 1/01/37	5,705	6,562,576
5.50%, 1/01/42	1,175	1,288,411

		18,021,254
Washington — 0.6%
Greater Wenatchee Regional Events Center Public Facilities District, Refunding RB, Series A, 5.50%, 9/01/42	1,495	1,497,123
King County, Washington Public Hospital District No. 4, GO, Refunding, Snoqualmie Valley Hospital, 7.00%, 12/01/40	1,455	1,609,303

		3,106,426
Wisconsin — 0.9%
Wisconsin Health & Educational Facilities Authority, RB, New Castle Place Project, Series A, 7.00%, 12/01/31	3,175	2,954,623
Wisconsin Health & Educational Facilities Authority, Refunding RB, St. John’s Communities Inc., Series A:
7.25%, 9/15/29	425	489,876
7.63%, 9/15/39	855	994,092

		4,438,591
Total Municipal Bonds — 86.6%		436,185,668

Municipal Bonds Transferred to Tender Option Bond Trusts (e)
Colorado — 2.5%
Colorado Health Facilities Authority, Refunding RB, Sisters of Leavenworth, Series A, 5.00%, 1/01/40	11,475	12,488,817
District of Columbia — 1.6%
District of Columbia Water & Sewer Authority, Refunding RB, Series A, 6.00%, 10/01/35 (f)	6,681	8,150,358
Florida — 3.2%
County of Miami-Dade Florida, Refunding RB, Miami International Airport, Series A, AMT (AGC), 5.25%, 10/01/33	15,000	16,241,400
Illinois — 3.1%
City of Chicago Illinois, RB, General Airport, Third Lien, Series A (NPFGC), 5.00%, 1/01/33	6,510	6,953,136
Illinois Finance Authority, RB, Carle Foundation, Series A (AGM), 6.00%, 8/15/41	7,180	8,385,450

		15,338,586

Municipal Bonds Transferred to Tender Option Bond Trusts (e)	Par (000)	Value

Michigan — 1.0%
Detroit Water and Sewerage Department, Refunding RB, Senior Lien, Series A:
5.00%, 7/01/32	$1,613	$1,717,990
5.25%, 7/01/39	2,786	3,018,949

		4,736,939
New York — 11.4%
Hudson New York Yards Infrastructure Corp., RB, Series A, 5.75%, 2/15/47	4,520	5,336,201
New York City Municipal Water Finance Authority, Refunding RB, Water & Sewer System, Second General Resolution:
Series EE, 5.50%, 6/15/43	7,605	9,093,375
Series HH, 5.00%, 6/15/31 (f)	8,609	10,173,504
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Construction, 5.25%, 12/15/43	18,105	20,819,199
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51	6,600	7,781,334
New York State Dormitory Authority, ERB, Series F, 5.00%, 3/15/35	4,004	4,354,291

		57,557,904
Washington — 1.8%
City of Bellingham Washington, RB, Water & Sewer, 5.00%, 8/01/40	7,966	9,065,867
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 24.6%		123,579,871
Total Long-Term Investments (Cost — $522,814,661) — 111.2%		559,765,539

Short-Term Securities	Shares
FFI Institutional Tax-Exempt Fund, 0.04% (g)(h)	1,686,161	1,686,161
Total Short-Term Securities (Cost — $1,686,161) — 0.3%		1,686,161
Total Investments (Cost — $524,500,822) — 111.5%		561,451,700
Other Assets Less Liabilities — 1.3%		6,492,380
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (12.8)%		(64,193,414)

Net Assets — 100.0%		$503,750,666

(a)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(b)	Non-income producing security.

(c)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.

(d)	Variable rate security. Rate shown is as of report date.

(e)	Securities represent bonds transferred to a TOB in exchange for which the Fund acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(f)	All or a portion of security is subject to a recourse agreement, which may require the Fund to pay the Liquidity Provider in the event there is a shortfall between the TOB Trust Certificates and proceeds received from the sale of the security contributed to the TOB trust. In the case of a shortfall, the aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements is $9,080,116.

See Notes to Financial Statements.

18	SEMI-ANNUAL REPORT	OCTOBER 31, 2012

Schedule of Investments (concluded)	BlackRock MuniAssets Fund, Inc. (MUA)

(g)	Investments in issuers considered to be an affiliate of the Fund during the period ended October 31, 2012, for purposes of Section 2(a)(3) of the 1940 Act, as amended, were as follows:

Affiliate	Shares Held at April 30, 2012	Net Activity	Shares Held at October 31, 2012	Income
FFI Institutional Tax-Exempt Fund	3,404,970	(1,718,809)	1,686,161	$271

(h)	Represents the current yield as of report date.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of October 31, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long Term Invest- ments[1]	—	$559,765,539	—	$559,765,539
Short-Term Securities	$1,686,161	—	—	1,686,161

Total	$1,686,161	$559,765,539	—	$561,451,700

[1]	See above Schedule of Investments for values in each state or political subdivision.

Certain of the Fund’s liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of October 31, 2012, TOB trust certificates of $64,148,789 are categorized as level 2 within the disclosure hierarchy.

There were no transfers between levels during the six months ended October 31, 2012.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2012	19

Schedule of Investments October 31, 2012 (Unaudited)	BlackRock MuniEnhanced Fund, Inc. (MEN) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Alabama — 1.3%
County of Jefferson Alabama, RB, Series A:
5.50%, 1/01/22	$2,750	$2,748,983
4.75%, 1/01/25	2,200	2,105,664

		4,854,647
Alaska — 1.2%
Alaska Housing Finance Corp., RB, General Housing, Series B (NPFGC), 5.25%, 12/01/30	400	418,544
Alaska Housing Finance Corp., Refunding RB, General Mortgage Revenue Bonds, Series A, 4.13%, 12/01/37	1,265	1,293,437
Alaska Industrial Development & Export Authority, RB, Providence Health Services, Series A, 5.50%, 10/01/41	990	1,146,252
Borough of Matanuska-Susitna Alaska, RB, Goose Creek Correctional Center (AGC), 6.00%, 9/01/28	1,200	1,454,712

		4,312,945
Arizona — 1.5%
Greater Arizona Development Authority, RB, Series B (NPFGC), 5.00%, 8/01/35	1,300	1,399,606
State of Arizona, COP, Department of Administration, Series A (AGM):
5.00%, 10/01/27	3,250	3,665,090
5.00%, 10/01/29	400	445,924

		5,510,620
California — 22.3%
Alameda Corridor Transportation Authority, Refunding RB, CAB, Subordinate Lien, Series A (AMBAC):
5.40%, 10/01/24	10,185	11,442,949
5.45%, 10/01/25	3,700	4,150,512
Anaheim Public Financing Authority California, RB, Senior, Public Improvements Project, Series A (AGM), 6.00%, 9/01/24	5,000	6,231,650
Cabrillo Community College District, GO, CAB, Election of 2004, Series B (NPFGC), 5.45%, 8/01/37 (a)	2,400	635,016
California Health Facilities Financing Authority, RB:
St. Joseph Health System, Series A, 5.75%, 7/01/39	550	635,360
Sutter Health, Series B, 5.88%, 8/15/31	1,200	1,448,172
California State University, RB, Systemwide, Series A (NPFGC), 5.00%, 5/01/13 (b)	1,405	1,438,537
California State University, Refunding RB, Systemwide, Series A (AGM), 5.00%, 11/01/37	2,000	2,277,660
California Statewide Communities Development Authority, RB, Series A, 5.00%, 4/01/42	1,480	1,639,218
City of Redding California, COP, Refunding, Series A (AGM), 5.00%, 6/01/30	1,420	1,574,979
City of San Jose California, Refunding ARB, Series A-1, AMT, 5.75%, 3/01/34	850	983,170
Los Angeles Community College District California, GO, Election of 2001, Series A (AGM), 5.00%, 8/01/32	1,300	1,478,594
Los Angeles Department of Water & Power, RB, Series C (NPFGC), 5.00%, 7/01/29	5,160	5,501,128
Metropolitan Water District of Southern California, RB, Series B-1 (NPFGC) (b):
5.00%, 10/01/13	2,570	2,682,180
5.00%, 10/01/13	1,480	1,544,602
Orange County Sanitation District, COP:
(NPFGC), 5.00%, 8/01/13 (b)	7,455	7,718,758
Series B (AGM), 5.00%, 2/01/30	1,500	1,687,860
Series B (AGM), 5.00%, 2/01/31	900	1,013,886
Poway Unified School District, GO, Refunding, CAB, School Facilities Improvement Election of 2007, 4.82%, 8/01/36 (a)	3,750	1,209,937

Municipal Bonds	Par (000)	Value

California (concluded)
Rio Hondo Community College District California, GO, CAB, Election of 2004, Series C, 4.91%, 8/01/38 (a)	$5,000	$1,433,300
San Diego Unified School District California, GO, CAB, Election of 2008, Series C, 5.05%, 7/01/38 (a)	1,600	444,656
San Diego Unified School District California, GO, Refunding, CAB, Series R-1 (a):
4.61%, 7/01/30	5,000	2,235,000
4.68%, 7/01/31	1,280	539,738
San Joaquin County Transportation Authority, Refunding RB, Limited Tax, Measure K, Series A, 6.00%, 3/01/36	2,175	2,667,246
San Marcos Unified School District, GO, Election of 2010, Series A:
5.00%, 8/01/34	700	794,325
5.00%, 8/01/38	600	674,034
San Mateo County Community College District, GO, CAB, Election of 2001, Series C (NPFGC), 4.09%, 9/01/30 (a)	12,740	6,188,710
State of California, GO:
5.13%, 6/01/31	60	60,033
Various Purpose Improvement, 5.00%, 4/01/42	1,000	1,109,260
State of California, GO, Refunding:
5.13%, 6/01/27	20	20,011
5.00%, 2/01/38	2,500	2,779,400
5.00%, 10/01/41	1,000	1,105,140
Walnut Valley Unified School District, GO, CAB, Election of 2007, Series B, 4.96%, 8/01/36 (a)	5,500	1,718,750
West Basin Municipal Water District California, COP, Refunding, Series B (AGC), 5.00%, 8/01/30	5,035	5,535,076

		82,598,847
Colorado — 0.6%
Regional Transportation District, COP, Refunding, Series A, 5.38%, 6/01/31	2,000	2,285,720
District of Columbia — 1.5%
District of Columbia, RB, Series B-1 (NPFGC), 5.00%, 2/01/31	5,480	5,689,172
Florida — 12.2%
Broward County Water & Sewer Utility, Refunding RB, Series A, 5.25%, 10/01/34	850	1,020,213
City of Jacksonville, Refunding RB, Series A, 5.00%, 10/01/30	280	326,152
Collier County School Board, COP (AGM), 5.00%, 2/15/23	3,000	3,373,800
County of Duval Florida, COP, Master Lease Program (AGM), 5.00%, 7/01/33	2,625	2,850,750
County of Lee Florida, Refunding ARB, Series A, AMT:
5.63%, 10/01/26	960	1,093,661
5.38%, 10/01/32	3,160	3,492,685
County of Miami-Dade Florida, GO, Building Better Communities Program, Series B-1, 5.75%, 7/01/33	1,400	1,642,998
County of Miami-Dade Florida, RB, Water & Sewer System (AGM), 5.00%, 10/01/39	4,625	5,178,982
County of Miami-Dade Florida, Refunding RB:
Miami International Airport, AMT (AGC), 5.00%, 10/01/40	9,900	10,436,976
Series B, 5.00%, 10/01/37 (c)	710	787,880
Florida Ports Financing Commission, Refunding RB, State Transportation Trust Fund, Series B, AMT:
5.13%, 6/01/27	2,000	2,322,740
5.38%, 10/01/29	1,050	1,235,682
Highlands County Health Facilities Authority, RB, Adventist Health System/Sunbelt, Series B, 6.00%, 11/15/37	1,450	1,702,054

See Notes to Financial Statements.

20	SEMI-ANNUAL REPORT	OCTOBER 31, 2012

Schedule of Investments (continued)	BlackRock MuniEnhanced Fund, Inc. (MEN) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Florida (concluded)
Hillsborough County Aviation Authority Florida, RB, Series A, AMT (AGC), 5.38%, 10/01/33	$4,050	$4,383,922
Orange County School Board, COP, Series A (AGC), 5.50%, 8/01/34	3,550	4,107,279
Sarasota County Public Hospital District, RB, Sarasota Memorial Hospital Project, Series A, 5.63%, 7/01/39	275	305,665
South Florida Water Management District, COP (AGC), 5.00%, 10/01/22	1,000	1,145,900

		45,407,339
Georgia — 3.3%
Burke County Development Authority, Refunding RB, Oglethorpe Power-Vogtle Project, Series C, 5.70%, 1/01/43	1,150	1,252,798
Municipal Electric Authority of Georgia, Refunding RB, Series EE (AMBAC), 7.00%, 1/01/25	7,475	10,779,324

		12,032,122
Illinois — 18.6%
Chicago Illinois Board of Education, GO, Refunding, Chicago School Reform Board (NPFGC), 5.50%, 12/01/26	725	910,332
Chicago Illinois Board of Education, GO, Unlimited Tax, 5.50%, 12/01/39	2,375	2,780,104
Chicago Illinois Transit Authority, RB, Sales Tax Receipts Revenue, 5.25%, 12/01/36	595	682,887
Chicago Park District, GO, Unlimited Tax, Harbor Facilities Revenues, Series C, 5.25%, 1/01/40	550	628,320
City of Chicago Illinois, GARB:
O’Hare International Airport, General Third Lien, Series A, 5.75%, 1/01/39	5,110	6,031,691
O’Hare International Airport, Third Lien, Series B-2 AMT (AGM), 5.75%, 1/01/23	5,670	5,990,412
Third Lien, Series B-2 AMT (Syncora), 6.00%, 1/01/29	2,500	2,628,375
City of Chicago Illinois, Refunding RB, AMT, 5.00%, 1/01/31	2,500	2,758,775
City of Chicago Illinois, Board of Education, GO, Refunding, Series A (AGM), 5.50%, 12/01/31	2,875	3,770,074
Cook County Forest Preserve District, GO, Series C, 5.00%, 12/15/37	330	373,299
Cook County Forest Preserve District, GO, Refunding, Limited Tax Project, Series B, 5.00%, 12/15/37	285	322,395
Illinois Finance Authority, RB, Carle Foundation, Series A:
5.75%, 8/15/34	650	772,239
6.00%, 8/15/41	1,000	1,200,250
Illinois HDA, RB, Liberty Arms Senior Apartments, Series D, AMT (AMBAC), 4.88%, 7/01/47	2,190	2,219,083
Illinois Municipal Electric Agency, RB, Series A (NPFGC), 5.25%, 2/01/35	1,000	1,080,390
Illinois Sports Facilities Authority, RB, State Tax Supported (AMBAC), 5.50%, 6/15/30	17,620	19,153,116
Metropolitan Pier & Exposition Authority, RB, CAB, McCormick Place Expansion Project, Series A (NPFGC) (a):
4.25%, 12/15/26	5,000	2,760,850
4.70%, 12/15/33	9,950	3,729,658
Metropolitan Pier & Exposition Authority, Refunding RB, CAB, McCormick Place Expansion Project, Series B (AGM), 5.11%, 6/15/44 (a)	3,450	699,625
Railsplitter Tobacco Settlement Authority, RB, 6.00%, 6/01/28	675	801,360
Regional Transportation Authority, RB, Series A (AMBAC), 7.20%, 11/01/20	8,070	9,669,474

		68,962,709

Municipal Bonds	Par (000)	Value

Indiana — 1.2%
Indiana Finance Authority, RB, First Lien, CWA Authority Project, Series A, 5.25%, 10/01/38	$1,100	$1,260,831
Indiana Municipal Power Agency, RB, Series B, 5.75%, 1/01/34	400	420,872
Indianapolis Local Public Improvement Bond Bank, Refunding RB, Waterworks Project, Series A (AGC):
5.25%, 1/01/29	600	680,520
5.50%, 1/01/38	1,825	2,073,437

		4,435,660
Iowa — 4.1%
Iowa Finance Authority, RB, Series A (AGC), 5.63%, 8/15/37	5,725	6,517,168
Iowa Student Loan Liquidity Corp., RB, Series A-2, AMT:
5.60%, 12/01/26	3,670	4,157,486
5.70%, 12/01/27	1,670	1,894,315
5.80%, 12/01/29	1,125	1,272,510
5.85%, 12/01/30	1,170	1,320,778

		15,162,257
Louisiana — 1.3%
Louisiana Public Facilities Authority, Refunding RB, Christus Health, Series B (AGC), 6.50%, 7/01/30	1,250	1,487,600
Parish of Saint John the Baptist Louisiana, RB, Marathon Oil Corp., Series A, 5.13%, 6/01/37	3,150	3,388,423

		4,876,023
Maine — 0.1%
Maine State Housing Authority, Refunding RB, Series B-1, AMT, 4.00%, 11/15/27	335	348,048
Massachusetts — 1.4%
Massachusetts HFA, RB, S/F Housing, Series 128, AMT (AGM), 4.88%, 12/01/38 (d)	480	494,386
Massachusetts HFA, Refunding RB, AMT:
Rental Housing, Series A (AGM), 5.15%, 7/01/26	485	490,607
Series C, 5.35%, 12/01/42	1,150	1,237,917
Massachusetts Water Resources Authority, Refunding RB, General, Series A (NPFGC), 5.00%, 8/01/34	2,700	3,086,748

		5,309,658
Michigan — 4.0%
City of Detroit Michigan, RB (AGM):
Sewage Disposal System, Senior Lien, 7.50%, 7/01/33	500	627,100
Water Supply System, Second Lien, 6.25%, 7/01/36	400	467,208
Water Supply System, Second Lien, 7.00%, 7/01/36	200	242,880
City of Detroit Michigan, Refunding RB, Sewage Disposal System, Second Lien, Series E (BHAC), 5.75%, 7/01/31	2,500	2,862,725
Lansing Board of Water & Light Utilities, RB, Series A, 5.50%, 7/01/41	1,700	2,019,294
Michigan State Building Authority, Refunding RB, Facilities Program:
Series I-A, 5.38%, 10/15/36	145	168,162
Series I-A, 5.38%, 10/15/41	700	808,297
Series II-A (AGM), 5.25%, 10/15/36	900	1,037,367
Michigan State HDA, RB, Series C, AMT, 5.50%, 12/01/28	1,040	1,131,915
Michigan Strategic Fund, Refunding RB, Detroit Edison Co. Project, AMT (Syncora):
Series A, 5.50%, 6/01/30	1,300	1,318,772
Series C, 5.45%, 12/15/32	4,300	4,306,192

		14,989,912

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2012	21

Schedule of Investments (continued)	BlackRock MuniEnhanced Fund, Inc. (MEN) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Minnesota — 0.8%
City of Minneapolis Minnesota, Refunding RB, Fairview Health Services, Fairview Health Services, Series B (AGC), 6.50%, 11/15/38	$2,500	$3,087,650
Mississippi — 0.2%
Medical Center Educational Building Corp., RB, University of Mississippi Medical Center Facilities, Expansion & Renovation Project, Series A, 5.00%, 6/01/41	740	841,965
Nebraska — 0.2%
Central Plains Energy Project Nebraska, RB, Gas Project No. 3, 5.25%, 9/01/37	750	822,503
Nevada — 3.0%
City of Carson City Nevada, RB, Carson-Tahoe Hospital Project, Series A (Radian), 5.50%, 9/01/13 (b)	1,250	1,303,225
City of Las Vegas Nevada, GO, Limited Tax, Performing Arts Center, 6.00%, 4/01/34	850	1,001,070
County of Clark Nevada, ARB:
Las Vegas-McCarran International Airport, Series A (AGC), 5.25%, 7/01/39	3,800	4,282,220
Subordinate Lien, Series A-2 (NPFGC), 5.00%, 7/01/30	1,000	1,048,740
Subordinate Lien, Series A-2 (NPFGC), 5.00%, 7/01/36	3,200	3,367,872
County of Clark Nevada, RB, Southwest Gas Corp. Project, Series A, AMT (NPFGC), 4.75%, 9/01/36	75	77,381

		11,080,508
New Jersey — 6.6%
New Jersey EDA, RB:
Cigarette Tax (Radian), 5.50%, 6/15/14 (b)	600	649,974
Cigarette Tax (Radian), 5.75%, 6/15/14 (b)	305	331,636
Motor Vehicle Surcharge, Series A (NPFGC), 5.25%, 7/01/31	3,125	3,327,812
Motor Vehicle Surcharge, Series A (NPFGC), 5.25%, 7/01/33	7,800	8,306,220
School Facilities Construction, Series Z (AGC), 6.00%, 12/15/34	2,000	2,354,020
New Jersey Higher Education Student Assistance Authority, Refunding RB, Series 1, AMT:
5.50%, 12/01/26	600	691,824
5.75%, 12/01/27	3,870	4,516,716
New Jersey Transportation Trust Fund Authority, RB, Transportation System:
Series A, 5.50%, 6/15/41	2,000	2,339,220
Series B, 5.25%, 6/15/36	1,825	2,109,353

		24,626,775
New York — 5.2%
Erie County Industrial Development Agency, RB, City School District of Buffalo Project, Series A (AGM), 5.75%, 5/01/28	1,500	1,757,400
Hudson New York Yards Infrastructure Corp., RB, Series A, 5.75%, 2/15/47	700	826,476
Metropolitan Transportation Authority, RB, Series C, 6.50%, 11/15/28	4,000	5,113,320
New York City Transitional Finance Authority, RB, Fiscal 2009, Series S-4:
5.50%, 1/15/33	1,600	1,877,280
5.50%, 1/15/34	2,750	3,197,342
New York HFA, RB, Affordable Housing, Series B, 5.30%, 11/01/37	2,500	2,640,750
New York State Dormitory Authority, ERB, Series B, 5.75%, 3/15/36	1,200	1,488,216
New York State Thruway Authority, Refunding RB, Series I, 5.00%, 1/01/37	2,095	2,387,106

		19,287,890

Municipal Bonds	Par (000)	Value

North Carolina — 0.2%
North Carolina Medical Care Commission, RB, Novant Health Obligation, Series A, 4.75%, 11/01/43	$750	$801,960
Ohio — 0.5%
County of Allen Ohio, Refunding RB, Hospital Facilities, Catholic Health Partners, Series A, 5.00%, 5/01/42	750	822,465
County of Lucas Ohio, Refunding RB, Promedica Healthcare, Series A, 6.50%, 11/15/37	530	663,025
Kent State University, RB, General Receipts, Series A, 5.00%, 5/01/37	430	486,575

		1,972,065
Pennsylvania — 0.3%
Pennsylvania Turnpike Commission, RB, Subordinate, Special Motor License Fund, 6.00%, 12/01/36	575	707,733
Philadelphia School District, GO, Series E, 6.00%, 9/01/38	400	455,268

		1,163,001
Puerto Rico — 3.1%
Puerto Rico Sales Tax Financing Corp., RB, First Sub-Series A:
6.38%, 8/01/39	3,200	3,698,688
6.00%, 8/01/42	2,275	2,516,173
Puerto Rico Sales Tax Financing Corp., Refunding RB:
CAB, Series A (NPFGC), 5.58%, 8/01/41 (a)	8,500	1,745,475
CAB, Series C, 5.44%, 8/01/38 (a)	8,000	2,008,400
First Sub-Series C, 6.00%, 8/01/39	1,180	1,320,833

		11,289,569
Rhode Island — 0.7%
Rhode Island Health & Educational Building Corp., Refunding RB, Public Schools Financing Program, Series E (AGC), 6.00%, 5/15/29	2,275	2,630,696
South Carolina — 1.3%
South Carolina Jobs-EDA, Refunding RB, Palmetto Health, Series A (AGM), 6.50%, 8/01/39	115	141,485
South Carolina State Public Service Authority, Refunding RB, Santee Cooper, Series A, 5.50%, 1/01/38	1,000	1,186,790
South Carolina Transportation Infrastructure Bank, RB, Series A, 5.25%, 10/01/40	3,000	3,388,740

		4,717,015
Tennessee — 2.6%
Memphis Center City Revenue Finance Corp., RB, Subordinate, Pyramid & Pinch District, Series B (AGM), 5.25%, 11/01/30	2,955	3,473,455
Metropolitan Government of Nashville & Davidson County Health & Educational Facilities Board, Refunding RB, Vanderbilt University, Series B, 5.50%, 10/01/29	5,000	6,067,500

		9,540,955
Texas — 12.3%
City of Houston Texas, Refunding RB, Combined, First Lien, Series A (AGC):
6.00%, 11/15/35	2,100	2,586,381
5.38%, 11/15/38	1,350	1,562,490
Dallas-Fort Worth International Airport Facilities Improvement Corp., RB, Series A (NPFGC), 5.50%, 11/01/33	13,000	13,252,070
Mansfield ISD Texas, GO, School Building (PSF-GTD), 5.00%, 2/15/33	1,725	1,967,138
Midland County Fresh Water Supply District No 1, Refunding RB, CAB, City of Midland Project, Series A, 4.63%, 9/15/36 (a)	2,130	713,571

See Notes to Financial Statements.

22	SEMI-ANNUAL REPORT	OCTOBER 31, 2012

Schedule of Investments (continued)	BlackRock MuniEnhanced Fund, Inc. (MEN) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Texas (concluded)
North Texas Tollway Authority, Refunding RB, First Tier:
(NPFGC), 5.75%, 1/01/40	$1,600	$1,796,032
Series A, 6.00%, 1/01/28	2,795	3,270,597
Series K-1 System, 5.75%, 1/01/38	3,800	4,345,072
Series K-2 System, 6.00%, 1/01/38	4,015	4,651,578
San Antonio Public Facilities Corp., Refunding RB, CAB (a):
4.92%, 9/15/35	6,765	2,227,444
4.97%, 9/15/36	11,525	3,572,520
5.02%, 9/15/37	8,245	2,401,439
Texas State Turnpike Authority, RB, First Tier, Series A (AMBAC), 5.50%, 8/15/39	3,150	3,173,468

		45,519,800
Washington — 1.9%
Central Puget Sound Regional Transit Authority, RB, Series A, 5.00%, 11/01/36	1,600	1,826,592
Washington Health Care Facilities Authority, RB:
MultiCare Health System, Series A, 5.00%, 8/15/44	270	295,339
Providence Health & Services, Series A, 5.00%, 10/01/39	900	980,127
Providence Health & Services, Series A, 5.25%, 10/01/39	625	695,019
Washington Health Care Facilities Authority, Refunding RB:
Providence Health & Services, Series A, 5.00%, 10/01/42	200	224,058
Providence Health & Services, Series D (AGM), 5.25%, 10/01/33	2,800	3,090,696

		7,111,831
Wisconsin — 0.6%
Wisconsin Health & Educational Facilities Authority, RB, Ascension Health Senior Credit Group, 5.00%, 11/15/33	1,375	1,528,037
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert & Community Health, 5.00%, 4/01/42	480	535,613

		2,063,650
Total Municipal Bonds — 114.1%		423,333,512

Municipal Bonds Transferred to Tender Option Bond Trusts (e)
Arizona — 0.8%
Phoenix Arizona Civic Improvement Corp., RB, Junior Lien, Series A, 5.00%, 7/01/34	1,200	1,407,336
Salt River Project Agricultural Improvement & Power District, RB, Series A, 5.00%, 1/01/38	1,500	1,706,370

		3,113,706
California — 2.0%
Los Angeles Community College District California, GO, Election of 2001, Series A (AGM), 5.00%, 8/01/32	2,500	2,843,450
San Diego Community College District California, GO, Election of 2002, 5.25%, 8/01/33	404	487,989
San Diego County Water Authority, COP, Refunding, Series A (AGM), 5.00%, 5/01/33	2,810	3,120,083
University of California, RB, Series O, 5.75%, 5/15/34	840	1,008,818

		7,460,340
Colorado — 0.3%
Colorado Health Facilities Authority, Refunding RB, Catholic Health, Catholic Health Initiatives, Series A, 5.50%, 7/01/34 (f)	900	1,028,911

Municipal Bonds Transferred to Tender Option Bond Trusts (e)	Par (000)	Value

District of Columbia — 1.7%
District of Columbia, RB, Series A, 5.50%, 12/01/30 (f)	$1,005	$1,260,240
District of Columbia Water & Sewer Authority, Refunding RB, Series A, 6.00%, 10/01/35 (f)	1,770	2,159,601
Metropolitan Washington Airports Authority, Refunding ARB, Series A, AMT, 5.00%, 10/01/30	2,530	2,902,694

		6,322,535
Florida — 7.9%
City of Tallahassee Florida, RB (NPFGC):
5.00%, 10/01/32 (f)	4,000	4,475,000
5.00%, 10/01/37	7,500	8,164,725
County of Miami-Dade Florida, RB, 5.00%, 7/01/42	1,780	2,008,196
Florida State Board of Education, GO, Series D, 5.00%, 6/01/37 (f)	1,349	1,556,003
Miami-Dade County School Board, COP, Refunding, Series B (AGC), 5.00%, 5/01/33	10,000	10,991,100
Orange County School Board, COP, Series A (NPFGC), 5.00%, 8/01/31	2,000	2,217,400

		29,412,424
Georgia — 5.0%
City of Atlanta Georgia, Refunding GARB, Series B (AGM), 5.25%, 1/01/33	17,356	18,390,767
Illinois — 3.6%
City of Chicago Illinois, RB, Motor Fuel Tax Revenue (AGC), 5.00%, 1/01/38	2,000	2,129,880
City of Chicago Illinois, Refunding RB, Sales Tax Revenue, Series A, 5.00%, 1/01/41	3,430	3,858,956
Illinois State Toll Highway Authority, RB, Series B, 5.50%, 1/01/33	1,880	2,113,640
Metropolitan Pier & Exposition Authority, RB, McCormick Place Expansion Project, Series A, 5.00%, 6/15/42	270	302,114
State of Illinois, RB, Build Illinois Bonds, Series B, 5.25%, 6/15/34 (f)	4,399	5,048,665

		13,453,255
Louisiana — 1.6%
State of Louisiana Gas & Fuels, RB, Series A (AGM), 5.00%, 5/01/36	5,400	6,048,000
Massachusetts — 3.2%
Massachusetts School Building Authority, RB, Series A (AGM):
5.00%, 8/15/15 (b)	1,366	1,509,937
5.00%, 8/15/30	9,234	10,207,128

		11,717,065
Michigan — 1.3%
Michigan Finance Authority, Refunding RB, Trinity Health, 5.00%, 12/01/39	4,300	4,780,353
Nevada — 3.3%
City of Las Vegas Nevada, GO, Limited Tax, Performing Arts Center, 6.00%, 4/01/39 (f)	3,778	4,420,581
Clark County Water Reclamation District, GO, Series B:
5.50%, 7/01/29	4,499	5,549,600
5.75%, 7/01/34	1,829	2,293,262

		12,263,443
New York — 1.6%
New York City Municipal Water Finance Authority, RB, Fiscal 2009, Series A, 5.75%, 6/15/40	1,260	1,514,997
Port Authority of New York & New Jersey, Refunding RB, Construction One Hundred Forty-Third, AMT, 5.00%, 10/01/30	2,500	2,744,950
Triborough Bridge & Tunnel Authority, RB, General, Series A-2, 5.25%, 11/15/34 (f)	1,300	1,552,473

		5,812,420

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2012	23

Schedule of Investments (continued)	BlackRock MuniEnhanced Fund, Inc. (MEN) (Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (e)	Par (000)	Value

Ohio — 0.2%
State of Ohio, RB, Cleveland Clinic Health, Series B, 5.50%, 1/01/34	$580	$663,514
Puerto Rico — 0.7%
Puerto Rico Sales Tax Financing Corp., Refunding RB, Series C, 5.25%, 8/01/40	2,380	2,612,455
South Carolina — 2.5%
Charleston Educational Excellence Finance Corp., RB, Charleston County School (AGC):
5.25%, 12/01/28	3,120	3,475,212
5.25%, 12/01/29	2,765	3,050,708
5.25%, 12/01/30	1,010	1,112,757
South Carolina State Public Service Authority, Refunding RB, Santee Cooper, Series A, 5.50%, 1/01/38 (f)	1,275	1,513,157

		9,151,834
South Dakota — 0.3%
South Dakota HDA, Refunding RB, Homeownership Mortgage Series K, 5.05%, 5/01/36	1,144	1,170,233
Texas — 1.2%
Clear Creek ISD Texas, GO, Refunding, School Building (PSF-GTD), 5.00%, 2/15/33	2,200	2,508,814
North East ISD Texas, GO, School Building, Series A (PSF-GTD), 5.00%, 8/01/37 (f)	1,600	1,833,104

		4,341,918
Utah — 1.6%
Utah Transit Authority, RB, Series A (AGM), 5.00%, 6/15/36	5,000	5,808,500
Virginia — 0.1%
Fairfax County IDA Virginia, Refunding RB, Health Care, Inova Health System, Series A, 5.50%, 5/15/35	350	402,002
Washington — 1.2%
Central Puget Sound Regional Transit Authority, RB, Series A (AGM), 5.00%, 11/01/32	4,004	4,573,825
Wisconsin — 0.4%
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert & Community Health Inc., 5.25%, 4/01/39 (f)	1,430	1,589,679
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 40.5%		150,117,179
Total Long-Term Investments (Cost — $514,302,709) — 154.6%		573,450,691

Short-Term Securities	Shares
FFI Institutional Tax-Exempt Fund, 0.04% (g)(h)	4,871,693	4,871,693
Total Short-Term Securities (Cost — $4,871,693) — 1.3%		4,871,693
Total Investments (Cost — $519,174,402) — 155.9%		578,322,384
Other Assets Less Liabilities — 1.5%		5,614,252
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (19.0)%		(70,365,246)
VRDP Shares, at Liquidation Value — (38.4)%		(142,500,000)

Net Assets Applicable to Common Shares — 100.0%		$371,071,390

(a)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(b)	US government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(c)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation
Citigroup Inc.	$787,880	$10,629

(d)	Variable rate security. Rate shown is as of report date.

(e)	Securities represent bonds transferred to a TOB in exchange for which the Fund acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(f)	All or a portion of security is subject to a recourse agreement, which may require the Fund to pay the Liquidity Provider in the event there is a shortfall between the TOB Trust Certificates and proceeds received from the sale of the security contributed to the TOB trust. In the case of a shortfall, the aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements is $12,410,495.

(g)	Investments in issuers considered to be an affiliate of the Fund during the period ended October 31, 2012, for purposes of Section 2(a)(3) of the 1940 Act, as amended, were as follows:

Affiliate	Shares Held at April 30, 2012	Net Activity	Shares Held at October 31, 2012	Income
FFI Institutional Tax-Exempt Fund	9,127,957	(4,256,264)	4,871,693	$950

(h)	Represents the current yield as of report date.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

See Notes to Financial Statements.

24	SEMI-ANNUAL REPORT	OCTOBER 31, 2012

Schedule of Investments (concluded)	BlackRock MuniEnhanced Fund, Inc. (MEN)

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of October 31, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$573,450,691	—	$573,450,691
Short-Term Securities	$4,871,693	—	—	4,871,693

Total	$4,871,693	$573,450,691	—	$578,322,384

[1]	See above Schedule of Investments for values in each state or political subdivision.

Certain of the Fund’s liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of October 31, 2012, such liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
Bank overdraft	—	$(238,216)	—	$(238,216)
TOB trust certificates	—	(70,315,120)	—	(70,315,120)
VRDP Shares	—	(142,500,000)	—	(142,500,000)

Total	—	$(213,053,336)	—	$(213,053,336)

There were no transfers between levels during the six months ended October 31, 2012.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2012	25

Schedule of Investments October 31, 2012 (Unaudited)	BlackRock MuniHoldings Fund, Inc. (MHD) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Alabama — 1.7%
County of Jefferson Alabama, RB, Series A, 5.00%, 1/01/24	$4,550	$4,462,003
Alaska — 0.5%
Northern Tobacco Securitization Corp., Refunding RB, Tobacco Settlement Asset- Backed, Series A, 5.00%, 6/01/46	1,660	1,406,568
Arizona — 5.0%
Arizona Water Infrastructure Finance Authority, Refunding RB, Water Quality Revenue, Series A, 5.00%, 10/01/23	3,190	4,049,386
Maricopa County IDA Arizona, RB, Arizona Charter Schools Project, Series A, 6.75%, 7/01/29	2,200	1,549,966
Phoenix IDA Arizona, Refunding RB, America West Airlines, Inc. Project, AMT, 6.30%, 4/01/23	2,215	1,962,756
Salt Verde Financial Corp., RB, Senior:
5.00%, 12/01/32	2,000	2,310,560
5.00%, 12/01/37	2,360	2,731,558
Show Low Improvement District, Special Assessment Bonds, District No. 5, 6.38%, 1/01/15	155	155,603

		12,759,829
California — 9.4%
Agua Caliente Band of Cahuilla Indians, RB, 5.60%, 7/01/13	125	124,566
California Health Facilities Financing Authority, RB:
St. Joseph Health System, Series A, 5.75%, 7/01/39	1,530	1,767,456
Stanford Hospital and Clinics, Series A, 5.00%, 8/15/51	825	921,698
Sutter Health, Series B, 6.00%, 8/15/42	2,200	2,643,432
California State Public Works Board, RB, Various Capital Projects, Sub-Series I-1, 6.38%, 11/01/34	820	992,413
California Statewide Communities Development Authority, RB, John Muir Health, 5.13%, 7/01/39	1,510	1,628,626
City of Los Angeles Department of Airports, Refunding RB, Series A, 5.25%, 5/15/39	555	626,179
Montebello Unified School District California, GO, CAB (NPFGC) (a):
4.02%, 8/01/22	2,405	1,631,095
4.24%, 8/01/23	2,455	1,563,639
San Diego Unified School District California, GO, CAB, Election of 2008, Series A, 4.54%, 7/01/29 (a)	3,475	1,644,405
State of California, GO, Various Purpose, 6.50%, 4/01/33	8,370	10,524,103

		24,067,612
Colorado — 2.4%
Colorado Educational & Cultural Facilities Authority, RB, Charter School, Colorado Springs, 5.50%, 7/01/40	1,455	1,516,736
Colorado Health Facilities Authority, Refunding RB, The Evangelical Lutheran Good Samaritan Society Project, 5.00%, 12/01/42	1,230	1,313,935
Plaza Metropolitan District No. 1 Colorado, Tax Allocation Bonds, Public Improvement Fee, Tax Increment, Subordinate, 8.13%, 12/01/25	1,000	999,970
Regional Transportation District, COP, Refunding, Series A, 5.38%, 6/01/31	710	811,431
University of Colorado, RB, Series A, 5.38%, 6/01/38	1,250	1,481,037

		6,123,109
Connecticut — 2.2%
Connecticut State Development Authority, RB, AFCO, Cargo BDL LLC Project, AMT, 8.00%, 4/01/30 (b)(c)	2,700	1,671,435
Connecticut State Health & Educational Facility Authority, RB, Ascension Health Senior Credit, 5.00%, 11/15/40	955	1,053,699

Municipal Bonds	Par (000)	Value

Connecticut (concluded)
Connecticut State Health & Educational Facility Authority, Refunding RB, Wesleyan University, 5.00%, 7/01/35	$2,515	$2,866,346

		5,591,480
Delaware — 1.4%
County of Sussex Delaware, RB, NRG Energy, Inc., Indian River Project, 6.00%, 10/01/40	790	890,298
Delaware State EDA, RB, Exempt Facilities, Indian River Power, 5.38%, 10/01/45	2,430	2,613,757

		3,504,055
District of Columbia — 3.2%
District of Columbia, Tax Allocation Bonds, City Market O Street Project, 5.13%, 6/01/41	1,520	1,644,974
Metropolitan Washington Airports Authority, Refunding RB:
CAB, Second Senior Lien, Series B (AGC), 5.05%, 10/01/35 (a)	13,485	4,302,120
First Senior Lien, Series A, 5.00%, 10/01/39	505	556,379
First Senior Lien, Series A, 5.25%, 10/01/44	1,470	1,633,449

		8,136,922
Florida — 6.8%
Broward County Water & Sewer Utility Revenue, Refunding RB, Series A, 5.25%, 10/01/34	750	900,188
City of Clearwater Florida, RB, Series A, 5.25%, 12/01/39	2,375	2,715,290
County of Miami-Dade Florida, RB, CAB, Sub-Series A (NPFGC), 5.50%, 10/01/37 (a)	2,340	605,218
County of Miami-Dade Florida, Refunding RB, Miami International Airport , Series A-1, 5.38%, 10/01/41	2,620	2,991,071
Greater Orlando Aviation Authority Florida, RB, Special Purpose, JetBlue Airways Corp., AMT, 6.50%, 11/15/36	2,095	2,115,803
Hillsborough County IDA, RB, National Gypsum Co., Series B, AMT, 7.13%, 4/01/30	1,900	1,900,722
Mid-Bay Bridge Authority, RB, Series A, 7.25%, 10/01/40	1,570	1,988,593
Midtown Miami Community Development District, Special Assessment Bonds, Series B, 6.50%, 5/01/37	2,345	2,402,382
Palm Coast Park Community Development District, Special Assessment Bonds, 5.70%, 5/01/37	660	453,235
Preserve at Wilderness Lake Community Development District, Special Assessment Bonds, Series A, 5.90%, 5/01/34	1,440	1,444,968

		17,517,470
Georgia — 1.3%
DeKalb Private Hospital Authority, Refunding RB, Children’s Healthcare, 5.25%, 11/15/39	585	648,373
Metropolitan Atlanta Rapid Transit Authority, RB, Sales Tax Revenue, Third Indenture Series A, 5.00%, 7/01/39	2,410	2,714,696

		3,363,069
Hawaii — 0.4%
State of Hawaii, Harbor System, RB, Series A, 5.25%, 7/01/30	945	1,109,411
Illinois — 10.7%
Chicago Illinois Board of Education, GO Series A, 5.50%, 12/01/39	1,460	1,709,032
Chicago Transit Authority, RB, Sales Tax Receipts Revenue, 5.25%, 12/01/40	730	836,602
City of Chicago Illinois, GARB, O’Hare International Airport, General Third Lien:
Series A, 5.75%, 1/01/39	2,000	2,360,740
Series C, 6.50%, 1/01/41	4,055	5,032,863

See Notes to Financial Statements.

26	SEMI-ANNUAL REPORT	OCTOBER 31, 2012

Schedule of Investments (continued)	BlackRock MuniHoldings Fund, Inc. (MHD) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Illinois (concluded)
City of Chicago Illinois, GO, Project, Series A, 5.00%, 1/01/34	$3,160	$3,552,535
City of Chicago Illinois, Refunding RB, Series A, 5.25%, 1/01/38	570	659,718
City of Chicago Illinois, Special Assessment Bonds, Lake Shore East, 6.75%, 12/01/32	900	921,933
Illinois Finance Authority, Refunding RB:
Central DuPage Health, Series B, 5.50%, 11/01/39	1,115	1,256,817
Series A, 5.00%, 11/15/37	675	754,528
Series A, 5.00%, 11/15/42	1,230	1,366,850
Metropolitan Pier & Exposition Authority, Refunding RB, McCormick Place Expansion Project:
CAB, Series B-1, AGM, 5.16%, 6/15/47 (a)	13,220	2,265,644
Series B-1, AGM, 5.00%, 6/15/50	2,190	2,384,253
Series B-2, 5.00%, 6/15/50	1,740	1,893,799
Railsplitter Tobacco Settlement Authority, RB:
5.50%, 6/01/23	930	1,086,128
6.00%, 6/01/28	800	949,760
State of Illinois, RB, Build Illinois, Series B, 5.25%, 6/15/34	440	505,019

		27,536,221
Indiana — 2.2%
Indiana Finance Authority, RB:
Sisters of St. Francis Health, 5.25%, 11/01/39	585	644,641
Wastewater Utility, CWA Authority Project, First Lien, Series A, 5.25%, 10/01/38	1,090	1,249,369
Indiana Finance Authority, Refunding RB:
5.00%, 5/01/42 (d)	1,315	1,436,282
Parkview Health System, Series A, 5.75%, 5/01/31	1,300	1,508,871
Indiana Municipal Power Agency, RB, Series B, 6.00%, 1/01/39	775	937,711

		5,776,874
Iowa — 0.6%
Iowa Student Loan Liquidity Corp., Refunding RB, Senior Series A-1, AMT, 5.15%, 12/01/22	1,435	1,633,977
Kansas — 1.2%
Kansas Development Finance Authority, Refunding RB:
Adventist Health, 5.75%, 11/15/38	1,520	1,779,236
Sisters of Leavenworth, Series A, 5.00%, 1/01/40	1,155	1,260,867

		3,040,103
Kentucky — 0.3%
Kentucky Economic Development Finance Authority, RB, Owensboro Medical Health System, Series A, 6.38%, 6/01/40	700	833,000
Louisiana — 3.0%
East Baton Rouge Sewerage Commission, RB, Series A, 5.25%, 2/01/39	570	650,239
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp. Projects, 6.75%, 11/01/32	3,500	3,939,040
New Orleans Aviation Board, ARB, Passenger Facility Charge, Series A, 5.25%, 1/01/41	430	474,161
State of Louisiana Gasoline & Fuels Tax Revenue, RB, Second Lien, Series B, 5.00%, 5/01/45	2,270	2,551,798

		7,615,238
Maine — 0.4%
Maine Health & Higher Educational Facilities Authority, RB, Series A, 5.00%, 7/01/39	210	228,837
Maine State Turnpike Authority, RB, Series A, 5.00%, 7/01/42	615	710,823

		939,660

Municipal Bonds	Par (000)	Value

Maryland — 1.1%
Maryland EDC, RB, Transportation Facilities Project, Series A, 5.75%, 6/01/35	$300	$338,640
Maryland EDC, Refunding RB, CNX Marine Terminals, Inc., 5.75%, 9/01/25	580	631,771
Maryland Health & Higher Educational Facilities Authority, Refunding RB, Charlestown Community, 6.25%, 1/01/41	1,520	1,747,042

		2,717,453
Massachusetts — 2.8%
Massachusetts Development Finance Agency, RB, Wellesley College, Series J, 5.00%, 7/01/42	1,260	1,473,507
Massachusetts Development Finance Agency, Refunding RB, Boston University, Series P, 5.45%, 5/15/59	1,165	1,389,286
Massachusetts Health & Educational Facilities Authority, Refunding RB, Partners Healthcare, Series J1, 5.00%, 7/01/39	1,255	1,372,255
Massachusetts HFA, HRB, M/F Housing, Series A, AMT, 5.25%, 12/01/48	2,900	2,947,473

		7,182,521
Michigan — 2.6%
City of Detroit Michigan, RB:
Sewage Disposal System, Series B, Senior Lien (AGM), 7.50%, 7/01/33	635	796,417
Water Supply System, Series A, Senior Lien, 5.25%, 7/01/41	2,145	2,284,618
Kalamazoo Hospital Finance Authority, Refunding RB, Bronson Methodist Hospital, 5.50%, 5/15/36	955	1,070,507
Michigan State Hospital Finance Authority, Refunding RB, Henry Ford Health, 5.75%, 11/15/39	2,105	2,423,697

		6,575,239
Minnesota — 2.9%
City of Minneapolis Minnesota, Refunding RB, Fairview Health Services, Series A, 6.75%, 11/15/32	2,135	2,572,867
Tobacco Securitization Authority Minnesota, Refunding RB:
5.25%, 3/01/25	3,110	3,544,032
5.25%, 3/01/31	1,310	1,459,104

		7,576,003
Mississippi — 0.3%
University of Southern Mississippi, RB, Campus Facilities Improvements Project, 5.38%, 9/01/36	675	767,549
Nebraska — 0.7%
Central Plains Energy Project Nebraska, RB, Gas Project No. 3:
5.25%, 9/01/37	575	630,585
5.00%, 9/01/42	1,005	1,073,471

		1,704,056
New Hampshire — 1.4%
New Hampshire Health & Education Facilities Authority, Refunding RB, Dartmouth-Hitchcock, 6.00%, 8/01/38	3,035	3,571,224
New Jersey — 3.0%
New Jersey EDA, ARB, Continental Airlines Inc. Project, AMT, 6.25%, 9/15/29	1,365	1,397,364
New Jersey EDA, Refunding RB, Cigarette Tax, 5.00%, 6/15/25	680	769,604
New Jersey Transportation Trust Fund Authority, RB, Transportation System:
Series A, 5.50%, 6/15/41	1,575	1,842,136
Series B, 5.25%, 6/15/36	1,705	1,970,656
Tobacco Settlement Financing Corp. New Jersey, Refunding RB, Series 1A, 4.50%, 6/01/23	1,725	1,682,392

		7,662,152

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2012	27

Schedule of Investments (continued)	BlackRock MuniHoldings Fund, Inc. (MHD) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

New York — 7.0%
Dutchess County Industrial Development Agency New York, Refunding RB, St. Francis Hospital, Series A, 7.50%, 3/01/29	$890	$915,445
Long Island Power Authority, Refunding RB, Series A, 5.75%, 4/01/39	1,450	1,730,865
Metropolitan Transportation Authority, RB, Series E, 5.00%, 11/15/42	375	424,301
Metropolitan Transportation Authority, Refunding RB:
Series B, 5.00%, 11/15/34	1,740	1,966,391
Series D, 5.25%, 11/15/40	840	953,551
New York City Industrial Development Agency, RB:
British Airways Plc Project, AMT, 7.63%, 12/01/32	1,500	1,537,500
Continental Airlines Inc. Project, Mandatory Put Bonds, AMT, 8.38%, 11/01/16	725	728,618
Series C, 6.80%, 6/01/28	535	541,918
New York Liberty Development Corp., Refunding RB, Second Priority, Bank of America Tower at One Bryant Park Project, 6.38%, 7/15/49	850	987,360
New York State Thruway Authority, RB, Series I, 5.00%, 1/01/42	1,235	1,401,947
Port Authority of New York & New Jersey, RB, JFK International Air Terminal:
6.00%, 12/01/36	900	1,057,194
6.00%, 12/01/42	875	1,021,116
Sales Tax Asset Receivable Corp, Refunding RB, Series A, 5.25%, 10/15/27	4,240	4,604,598

		17,870,804
North Carolina — 0.4%
North Carolina Medical Care Commission, RB, Duke University Health System, Series A, 5.00%, 6/01/42	970	1,065,031
Oregon — 0.1%
City of Tigard Washington County Oregon, Refunding RB, Water System, 5.00%, 8/01/37	175	203,586
Pennsylvania — 4.3%
Allegheny County Hospital Development Authority, Refunding RB, Health System, West Penn, Series A, 5.38%, 11/15/40	1,125	795,982
Bucks County IDA, RB, Ann’s Choice Inc. Facility, Series A, 6.25%, 1/01/35	1,700	1,718,751
Pennsylvania Economic Development Financing Authority, RB:
American Water Co. Project, 6.20%, 4/01/39	2,520	2,952,130
National Gypsum Co., Series B, AMT, 6.13%, 11/01/27	2,500	2,453,200
Philadelphia Authority for Industrial Development, RB:
Arbor House Inc. Project, Series E, 6.10%, 7/01/33	1,105	1,132,968
Commercial Development, AMT, 7.75%, 12/01/17	725	726,102
Saligman House Project, Series C, 6.10%, 7/01/33	1,245	1,276,511

		11,055,644
Puerto Rico — 3.3%
Puerto Rico Sales Tax Financing Corp., RB, First Sub-Series A, 6.50%, 8/01/44	3,860	4,527,780
Puerto Rico Sales Tax Financing Corp., RB, CAB, Series A, 5.82%, 8/01/35 (a)	4,000	1,084,720
Puerto Rico Sales Tax Financing Corp., Refunding RB, CAB (a):
First Sub-Series C, 5.97%, 8/01/38	2,975	654,083
Senior Series C, 5.45%, 8/01/39	9,665	2,293,698

		8,560,281
South Carolina — 1.0%
South Carolina State Ports Authority, RB, 5.25%, 7/01/40	2,285	2,579,582

Municipal Bonds	Par (000)	Value

South Dakota — 0.3%
South Dakota Health and Educational Facilities Authority, RB, Series E, 5.00%, 11/01/42 (d)	$745	$816,200
Tennessee — 1.0%
Hardeman County Correctional Facilities Corp. Tennessee, RB, 7.75%, 8/01/17	2,320	2,320,673
Rutherford County Health & Educational Facilities Board, RB, 5.00%, 11/15/47	150	169,537

		2,490,210
Texas — 11.4%
Brazos River Harbor Navigation District, Refunding RB, Dow Chemical Co. Project, Series A7, AMT, 6.63%, 5/15/33	3,655	3,700,943
Central Texas Regional Mobility Authority, Refunding RB, Senior Lien, 6.25%, 1/01/46	1,480	1,729,054
City of Austin Texas, Refunding RB, Water & Wastewater System Revenue, 5.00%, 11/15/37	440	514,540
City of Dallas Texas, Refunding RB, Waterworks & Sewer System, 5.00%, 10/01/35	1,050	1,211,375
City of Houston Texas, Refunding RB, Senior Lien, Senior Lien, Series A, 5.50%, 7/01/39	1,070	1,241,649
Dallas Fort Worth International Airport, Refunding ARB, Series E, AMT, 5.00%, 11/01/35	1,255	1,372,543
Fort Bend County Industrial Development Corp., RB, Series B, 4.75%, 11/01/42	1,030	1,042,278
Harris County Health Facilities Development Corp., Refunding RB, Memorial Hermann Healthcare System, Series B, 7.25%, 12/01/35	1,910	2,396,916
La Vernia Higher Education Finance Corp., RB, KIPP Inc. Series A, 6.38%, 8/15/44	450	526,658
North Texas Tollway Authority, RB, CAB, Special Projects System, Series B, 5.33%, 9/01/37 (a)	1,400	379,064
North Texas Tollway Authority, Refunding RB, Toll, Second Tier, Series F, 6.13%, 1/01/31	4,190	4,646,794
San Antonio Energy Acquisition Public Facility Corp., RB, Gas Supply:
5.50%, 8/01/24	1,100	1,304,787
5.50%, 8/01/25	1,120	1,329,877
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien:
LBJ Infrastructure Group LLC, LBJ Freeway Managed Lanes Project, 7.00%, 6/30/40	2,000	2,468,520
NTE Mobility Partners LLC, North Tarrant Express Managed Lanes Project, 6.88%, 12/31/39	1,700	2,061,998
Texas State Public Finance Authority, Refunding ERB, KIPP Inc., Series A (ACA), 5.00%, 2/15/36	875	895,694
University of Texas System, Refunding RB, Revenue Financing System, Series B, 5.00%, 8/15/43	2,145	2,534,425

		29,357,115
Utah — 0.6%
Utah County,Utah, RB, IHC Health Services, Inc., 5.00%, 5/15/43	1,405	1,584,798
Vermont — 0.4%
Vermont Educational & Health Buildings Financing Agency, RB, Developmental & Mental Health, Series A, 6.00%, 6/15/17	890	900,315
Virginia — 1.5%
Fairfax County EDA, Refunding RB, Goodwin House Inc., 5.13%, 10/01/42	1,000	1,030,810
Virginia Small Business Financing Authority, RB, AMT:
5.25%, 1/01/32	550	600,490
6.00%, 1/01/37	1,275	1,466,658
5.50%, 1/01/42	805	882,699

		3,980,657

See Notes to Financial Statements.

28	SEMI-ANNUAL REPORT	OCTOBER 31, 2012

Schedule of Investments (continued)	BlackRock MuniHoldings Fund, Inc. (MHD) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Washington — 1.5%
Seattle Housing Authority Washington, RB, Replacement Housing Projects, 6.13%, 12/01/32	$1,225	$1,225,711
Washington Health Care Facilities Authority, RB, Swedish Health Services, Series A, 6.75%, 5/15/21 (e)	1,375	1,937,994
Washington Health Care Facilities Authority, Refunding RB, Providence Health & Services, Series A, 5.00%, 10/01/42	705	789,804

		3,953,509
Wisconsin — 4.1%
State of Wisconsin, Refunding RB, Series A, 6.00%, 5/01/36	4,980	6,106,326
Wisconsin Health & Educational Facilities Authority, RB:
Ascension Health Senior Credit Group, 5.00%, 11/15/33	1,710	1,900,323
New Castle Place Project, Series A, 7.00%, 12/01/31	825	767,737
SynergyHealth Inc., 6.00%, 8/01/13 (e)	1,755	1,830,237

		10,604,623
Wyoming — 0.1%
Wyoming Municipal Power Agency, RB, Series A, 5.00%, 1/01/42	210	228,176
Total Municipal Bonds — 104.5%		268,423,329

Municipal Bonds Transferred to Tender Option Bond Trusts (f)
Arizona — 0.7%
Salt River Project Agricultural Improvement & Power District, RB, Series A, 5.00%, 1/01/38	1,690	1,922,361
California — 9.9%
Bay Area Toll Authority, Refunding RB, San Francisco Bay Area, Series F-1, 5.63%, 4/01/44	2,270	2,643,138
California Educational Facilities Authority, RB, University of Southern California, Series B, 5.25%, 10/01/39 (g)	1,845	2,160,587
City of Los Angeles California Department of Airports, Refunding RB, Senior, Los Angeles International Airport, Series A, 5.00%, 5/15/40	4,120	4,656,910
Los Angeles Community College District California, GO, Election of 2001, Series A (AGM), 5.00%, 8/01/32	1,620	1,842,556
San Diego Community College District California, GO, Election of 2002, 5.25%, 8/01/33	748	903,683
San Francisco City & County Public Utilities Commission, RB, Series B, 5.00%, 11/01/39	6,600	7,529,280
Sequoia Union High School District California, GO, Refunding, Election of 2004, Series B (AGM), 5.50%, 7/01/35	3,494	3,947,778
University of California, RB, Limited Project, Series B, 4.75%, 5/15/38	1,670	1,736,640

		25,420,572
Colorado — 2.4%
Colorado Health Facilities Authority, RB, Catholic Health (AGM):
Catholic Health, Series C-3, 5.10%, 10/01/41	2,580	2,763,386
Catholic Health, Series C-7, 5.00%, 9/01/36	1,650	1,768,586
Colorado Health Facilities Authority, Refunding RB, Catholic Health, Catholic Health, Series A, 5.50%, 7/01/34 (g)	1,490	1,703,419

		6,235,391

Municipal Bonds Transferred to Tender Option Bond Trusts (f)	Par (000)	Value

Connecticut — 2.9%
Connecticut State Health & Educational Facility Authority, RB, Yale University:
Series T-1, 4.70%, 7/01/29	$3,180	$3,593,400
Series X-3, 4.85%, 7/01/37	3,270	3,725,380

		7,318,780
Florida — 1.7%
County of Miami-Dade Florida, RB, Water & Sewer System, 5.00%, 10/01/34	3,939	4,446,491
Georgia — 1.0%
Private Colleges & Universities Authority, Refunding RB, Emory University, Series C, 5.00%, 9/01/38	2,259	2,554,061
Illinois — 0.9%
City of Chicago Illinois Waterworks, Refunding RB, 5.00%, 11/01/42	2,079	2,362,909
Maryland — 1.3%
Maryland Health & Higher Educational Facilities Authority, Refunding RB, Ascension Health, Series B, 5.00%, 11/15/51	2,920	3,256,346
Massachusetts — 3.6%
Massachusetts School Building Authority, RB:
5.00%, 8/15/15 (e)	644	711,407
5.00%, 8/15/30	4,350	4,809,092
Senior Series B, 5.00%, 10/15/41	3,150	3,660,300

		9,180,799
Michigan — 0.8%
Detroit Water and Sewerage Department, Refunding RB, Senior Lien, Series A:
5.00%, 7/01/32	1,088	1,158,644
5.25%, 7/01/39	937	1,015,342

		2,173,986
New Hampshire — 0.7%
New Hampshire Health & Education Facilities Authority, RB, Dartmouth College, 5.25%, 6/01/39 (g)	1,409	1,685,641
New York — 8.9%
Hudson New York Yards Infrastructure Corp., RB, 5.75%, 2/15/47	1,110	1,310,439
New York City Municipal Water Finance Authority, Refunding RB, Water & Sewer, Series FF-2, 5.50%, 6/15/40	1,110	1,329,850
New York City Transitional Finance Authority, RB, Future Tax Secured, Sub-Series E-1, 5.00%, 2/01/42	1,720	1,982,073
New York Liberty Development Corp., RB, 1 World Trade Center, Port Authority Construction, 5.25%, 12/15/43	7,440	8,555,363
New York Liberty Development Corp., Refunding RB, 4 World Trade Center, Project, 5.75%, 11/15/51	4,460	5,258,295
New York State Dormitory Authority, ERB, Series F, 5.00%, 3/15/35	4,034	4,386,907

		22,822,927
North Carolina — 0.5%
North Carolina Capital Facilities Finance Agency, Refunding RB, Wake Forest University, 5.00%, 1/01/38	1,080	1,208,477
Ohio — 4.2%
State of Ohio, Refunding RB, Cleveland Clinic Health, Series A, 5.50%, 1/01/39	9,644	10,898,394
Tennessee — 1.0%
Shelby County Health Educational & Housing Facilities Board, Refunding RB, St. Jude’s Children’s Research Hospital, 5.00%, 7/01/31	2,250	2,479,478

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2012	29

Schedule of Investments (continued)	BlackRock MuniHoldings Fund, Inc. (MHD) (Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (f)	Par (000)	Value

Texas — 3.1%
County of Harris Texas, RB, Senior Lien, Toll Road, Series A, 5.00%, 8/15/38 (g)	$4,620	$5,198,609
Harris County Texas Metropolitan Transit Authority, Refunding RB, Series A, 5.00%, 11/01/41	2,350	2,700,314

		7,898,923
Utah — 1.1%
City of Riverton Utah Hospital, RB, IHC Health Services Inc., 5.00%, 8/15/41	2,519	2,761,794
Virginia — 2.6%
University of Virginia, Refunding RB, General, 5.00%, 6/01/40	3,749	4,332,280
Virginia Small Business Financing Authority, Refunding RB, Sentara Healthcare, 5.00%, 11/01/40	2,094	2,319,007

		6,651,287
Washington — 0.8%
Central Puget Sound Regional Transit Authority, RB, Series A (AGM), 5.00%, 11/01/32	1,860	2,124,173
Wisconsin — 1.7%
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert & Community Health Inc., 5.25%, 4/01/39 (g)	3,959	4,402,187
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 49.8%		127,804,977
Total Long-Term Investments (Cost — $355,973,790) — 154.3%		396,228,306

Short-Term Securities	Shares
Money Market Fund — 0.0%
FFI Institutional Tax-Exempt Fund, 0.04% (h)(i)	39,693	39,693

	Par (000)
Colorado — 0.1%
City & County of Denver Colorado, COP, Refunding, VRDN, Series A3 (JPMorgan Chase Bank NA SBPA), 0.23%, 11/01/12 (j)	$200	200,000
Massachusetts — 2.1%
Commonwealth of Massachusetts, GO, VRDN, Consolidated Loan, Series B (JPMorgan Chase Bank NA SBPA), 0.23%, 11/01/12 (j)	5,480	5,480,000
Connecticut — 1.7%
Connecticut Housing Finance Authority, Refunding RB, VRDN, Housing Mortgage Finance Program, Sub-Series A-2 (JPMorgan Chase Bank NA SBPA), 0.23%, 11/01/12 (j)	4,350	4,350,000
Total Short-Term Securities (Cost — $10,069,693) — 3.9%		10,069,693
Total Investments (Cost — $366,043,483) — 158.2%		406,297,999
Other Assets Less Liabilities — 0.8%		1,931,788
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (26.4)%		(67,732,503)
VMTP Shares, at Liquidation Value — (32.6)%		(83,700,000)

Net Assets — 100.0%		$256,797,284

(a)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(b)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.

(c)	Non-income producing security.

(d)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation
Wells Fargo & Co.	$1,436,282	$7,759
Cain Brothers & Co.	$816,200	$5,170

(e)	US government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(f)	Securities represent bonds transferred to a TOB in exchange for which the Fund acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(g)	All or a portion of security is subject to a recourse agreement, which may require the Fund to pay the Liquidity Provider in the event there is a shortfall between the TOB Trust Certificates and proceeds received from the sale of the security contributed to the TOB trust. In the case of a shortfall, the aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements is $7,203,042.

(h)	Investments in issuers considered to be an affiliate of the Fund during the period ended October 31, 2012, for purposes of Section 2(a)(3) of the 1940 Act, as amended, were as follows:

Affiliate	Shares Held at April 30, 2012	Net Activity	Shares Held at October 31, 2012	Income
FFI Institutional Tax-Exempt Fund	22,614	17,079	39,693	$11

(i)	Represents the current yield as of report date.

(j)	Variable rate security. Rate shown is as of report date and maturity shown is the date the principal owed can be recovered through demand.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to the Note 1 of the Notes to Financial Statements.

See Notes to Financial Statements.

30	SEMI-ANNUAL REPORT	OCTOBER 31, 2012

Schedule of Investments (concluded)	BlackRock MuniHoldings Fund, Inc. (MHD)

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of October 31, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Invest- ments[1]	—	$396,228,306	—	$396,228,306
Short-Term Securities	$39,693	10,030,000	—	10,069,693

Total	$39,693	$406,258,306	—	$406,297,999

[1]	See above Schedule of Investments for values in each state or political subdivision.

Certain of the Fund’s liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of October 31, 2012, such liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB trust certificates	—	$(67,690,138)	—	$(67,690,138)
VMTP Shares	—	(83,700,000)	—	(83,700,000)

Total	—	$(151,390,138)	—	$(151,390,138)

There were no transfers between levels during the six months ended October 31, 2012.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2012	31

Schedule of Investments October 31, 2012 (Unaudited)	BlackRock MuniHoldings Fund II, Inc. (MUH) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Alabama — 1.8%
County of Jefferson Alabama, RB, Series A, 5.00%, 1/01/24	$3,450	$3,383,277
Alaska — 0.7%
Northern Tobacco Securitization Corp., Refunding RB, 5.00%, 6/01/46	1,660	1,406,568
Arizona — 3.1%
Arizona Water Infrastructure Finance Authority, Refunding RB, Series A, 5.00%, 10/01/23	2,310	2,932,314
Phoenix IDA Arizona, Refunding RB, America West Airlines, Inc. Project, AMT, 6.30%, 4/01/23	2,060	1,825,407
Pima County IDA, RB, Arizona Charter Schools Project, Series C, 6.75%, 7/01/31	910	911,101
Show Low Improvement District, Special Assessment Bonds, District No. 5, 6.38%, 1/01/15	325	326,265

		5,995,087
California — 13.0%
Benicia Unified School District, GO, CAB, Refunding, Series A (NPFGC), 3.19%, 8/01/20 (a)	2,000	1,565,480
California Health Facilities Financing Authority, RB:
St. Joseph Health System, Series A, 5.75%, 7/01/39	1,110	1,282,272
Stanford Hospital and Clinics, Series A, 5.00%, 8/15/51	595	664,740
Sutter Health, Series B, 6.00%, 8/15/42	1,585	1,904,473
California State Public Works Board, RB, Various Capital Projects, Sub-Series l-1, 6.38%, 11/01/34	600	726,156
California Statewide Communities Development Authority, RB, John Muir Health, 5.13%, 7/01/39	1,090	1,175,630
City of Los Angeles Department of Airports, Refunding RB, Series A, 5.25%, 5/15/39	400	451,300
San Diego Unified School District California, GO, CAB, Election of 2008, Series A, 4.54%, 7/01/29 (a)	2,525	1,194,855
San Marino Unified School District California, GO, Series A (NPFGC) (a):
1.97%, 7/01/17	1,820	1,660,914
2.14%, 7/01/18	1,945	1,724,029
2.40%, 7/01/19	2,070	1,765,669
State of California, GO, Various Purpose:
6.00%, 3/01/33	1,265	1,568,549
6.50%, 4/01/33	7,325	9,210,162

		24,894,229
Colorado — 1.9%
Colorado Educational & Cultural Facilities Authority, RB, Charter School, Colorado Springs, 5.50%, 7/01/40	1,055	1,099,764
Plaza Metropolitan District No. 1 Colorado, Tax Allocation Bonds, Public Improvement Fee, Tax Increment, 8.13%, 12/01/25	860	859,974
Regional Transportation District, COP, Refunding, Series A, 5.38%, 6/01/31	510	582,859
University of Colorado, RB, Series A, 5.38%, 6/01/38	920	1,090,043

		3,632,640
Connecticut — 1.5%
Connecticut State Health & Educational Facility Authority, RB, Ascension Health Senior Credit, 5.00%, 11/15/40	685	755,795
Connecticut State Health & Educational Facility Authority, Refunding RB, Wesleyan University, 5.00%, 7/01/35	1,875	2,136,937

		2,892,732
Delaware — 1.5%
County of Sussex Delaware, RB, NRG Energy, Inc., Indian River Project, 6.00%, 10/01/40	570	642,367
Delaware State EDA, RB, Exempt Facilities, Indian River Power, 5.38%, 10/01/45	2,050	2,205,021

		2,847,388

Municipal Bonds	Par (000)	Value

District of Columbia — 2.5%
Metropolitan Washington Airports Authority, Refunding RB:
CAB, Second Senior Lien, Series B (AGC), 5.00%, 10/01/34 (a)	$10,170	$3,446,714
First Senior Lien, Series A, 5.00%, 10/01/39	255	280,944
First Senior Lien, Series A, 5.25%, 10/01/44	1,000	1,111,190

		4,838,848
Florida — 5.5%
Ballantrae Community Development District, Special Assessment Bonds, 6.00%, 5/01/35	1,500	1,523,580
Broward County Water & Sewer Utility Revenue, Refunding RB, Series A, 5.25%, 10/01/34	545	654,136
City of Clearwater FL, RB, Series A, 5.25%, 12/01/39	1,725	1,972,158
County of Miami-Dade Florida, RB, CAB, Sub-Series A (NPFGC), 5.50%, 10/01/37 (a)	1,765	456,499
Greater Orlando Aviation Authority Florida, RB, Special Purpose, JetBlue Airways Corp., AMT, 6.50%, 11/15/36	1,515	1,530,044
Hillsborough County IDA, RB, National Gypsum Co., Series B, AMT, 7.13%, 4/01/30	1,380	1,380,524
Mid-Bay Bridge Authority, RB, Series A, 7.25%, 10/01/40	1,135	1,437,614
Palm Coast Park Community Development District, Special Assessment Bonds, 5.70%, 5/01/37	480	329,626
Preserve at Wilderness Lake Community Development District, Special Assessment Bonds, Series A, 5.90%, 5/01/34	1,175	1,179,054

		10,463,235
Georgia — 1.3%
DeKalb Private Hospital Authority, Refunding RB, Children’s Healthcare, 5.25%, 11/15/39	420	465,499
Metropolitan Atlanta Rapid Transit Authority, RB, Sales Tax, Third Indenture Series, Series A, 5.00%, 7/01/39	1,740	1,959,988

		2,425,487
Hawaii — 0.4%
State of Hawaii, RB, Series A, 5.25%, 7/01/30	680	798,306
Idaho — 1.0%
Power County Industrial Development Corp., RB, FMC Corp. Project, AMT, 6.45%, 8/01/32	2,000	2,003,260
Illinois — 11.1%
Chicago Board of Education Illinois, GO, Series A, 5.50%, 12/01/39	1,060	1,240,804
Chicago Transit Authority, RB, Sales Tax Receipts Revenue, 5.25%, 12/01/40	530	607,396
City of Chicago Illinois, GARB, O’Hare International Airport, General, Third Lien:
Series A, 5.75%, 1/01/39	2,500	2,950,925
Series C, 6.50%, 1/01/41	2,935	3,642,775
City of Chicago Illinois, GO, Series A, 5.00%, 1/01/34	2,290	2,574,464
City of Chicago Illinois, Refunding RB, Sales Tax Revenue, Series A, 5.25%, 1/01/38	410	474,534
City of Chicago Illinois, Special Assessment Bonds, Lake Shore East, 6.75%, 12/01/32	900	921,933
Illinois Finance Authority, Refunding RB:
Ascension Health Alliance, Series A, 5.00%, 11/15/37	490	547,732
Ascension Health Alliance, Series A, 5.00%, 11/15/42	890	989,021
Central DuPage Health, Series B, 5.50%, 11/01/39	800	901,752
Metropolitan Pier & Exposition Authority, Refunding RB, McCormick Place Expansion Project:
CAB, Series B-1 (AGM), 5.16%, 6/15/47 (a)	9,555	1,637,536
Series B-1 (AGM), 5.00%, 6/15/50	1,585	1,725,590
Series B-2, 5.00%, 6/15/50	1,260	1,371,371

See Notes to Financial Statements.

32	SEMI-ANNUAL REPORT	OCTOBER 31, 2012

Schedule of Investments (continued)	BlackRock MuniHoldings Fund II, Inc. (MUH) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Illinois (concluded)
Railsplitter Tobacco Settlement Authority, RB:
5.50%, 6/01/23	$675	$788,319
6.00%, 6/01/28	500	593,600
State of Illinois, RB, Build Illinois, Series B, 5.25%, 6/15/34	315	361,548

		21,329,300
Indiana — 2.6%
Indiana Finance Authority, RB:
CWA Authority Project, First Lien, Series A, 5.25%, 10/01/38	790	905,506
Sisters of St. Francis Health, 5.25%, 11/01/39	420	462,819
Indiana Finance Authority, Refunding RB:
Community Health Network Project, Series A, 5.00%, 5/01/42 (b)	955	1,043,080
Parkview Health System, Series A, 5.75%, 5/01/31	1,660	1,926,712
Indiana Municipal Power Agency, RB, Series B, 6.00%, 1/01/39	565	683,622

		5,021,739
Iowa — 0.6%
Iowa Student Loan Liquidity Corp., Refunding RB, Series A-1, AMT, 5.15%, 12/01/22	1,080	1,229,753
Kansas — 1.1%
Kansas Development Finance Authority, Refunding RB:
Adventist Health, 5.75%, 11/15/38	1,105	1,293,458
Sisters of Leavenworth, Series A, 5.00%, 1/01/40	785	856,953

		2,150,411
Kentucky — 0.3%
Kentucky Economic Development Finance Authority, RB, Owensboro Medical Health System, Series A, 6.38%, 6/01/40	510	606,900
Louisiana — 2.9%
East Baton Rouge Sewerage Commission, RB, Series A, 5.25%, 2/01/39	420	479,123
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp. Projects, 6.75%, 11/01/32	2,500	2,813,600
New Orleans Aviation Board, RB, Passenger Facility Charge, Series A, 5.25%, 1/01/41	310	341,837
State of Louisiana Gasoline & Fuels Tax Revenue, RB, Second Lien, Series B, 5.00%, 5/01/45	1,640	1,843,590

		5,478,150
Maine — 0.4%
Maine Health & Higher Educational Facilities Authority, RB, Series A, 5.00%, 7/01/39	150	163,455
Maine State Turnpike Authority, RB, Series A, 5.00%, 7/01/42	450	520,115

		683,570
Maryland — 1.0%
Maryland EDC, RB, Transportation Facilities Project, Series A, 5.75%, 6/01/35	220	248,336
Maryland EDC, Refunding RB, CNX Marine Terminals, Inc., 5.75%, 9/01/25	415	452,043
Maryland Health & Higher Educational Facilities Authority, Refunding RB, Charlestown Community, 6.25%, 1/01/41	1,095	1,258,560

		1,958,939
Massachusetts — 4.5%
Massachusetts Development Finance Agency, RB:
Neville Communities, Series A (Ginnie Mae), 5.75%, 6/20/22	600	634,284

Municipal Bonds	Par (000)	Value

Massachusetts (concluded)
Massachusetts Development Finance Agency, RB: (concluded)
Neville Communities, Series A (Ginnie Mae), 6.00%, 6/20/44	$1,500	$1,584,900
Wellesley College, Series J, 5.00%, 7/01/42	915	1,070,047
Massachusetts Development Finance Agency, Refunding RB, Boston University, Series P, 5.45%, 5/15/59	845	1,007,679
Massachusetts Health & Educational Facilities Authority, Refunding RB, Partners Healthcare, Series J1, 5.00%, 7/01/39	910	995,021
Massachusetts HFA, HRB, M/F Housing, Series A, AMT, 5.25%, 12/01/48	2,100	2,134,377
Massachusetts HFA, Refunding HRB, Series F, AMT, 5.70%, 6/01/40	1,045	1,125,434

		8,551,742
Michigan — 2.5%
City of Detroit Michigan, RB, Senior Lien:
Sewage Disposal System, Series B (AGM), 7.50%, 7/01/33	460	576,932
Water Supply System, Series A, 5.25%, 7/01/41	1,555	1,656,215
Kalamazoo Hospital Finance Authority, Refunding RB, Bronson Methodist Hospital, 5.50%, 5/15/36	690	773,455
Michigan State Hospital Finance Authority, Refunding RB, Hospital, Henry Ford Health, 5.75%, 11/15/39	1,520	1,750,128

		4,756,730
Minnesota — 2.9%
City of Minneapolis Minnesota, Refunding RB, Fairview Health Services, Series A, 6.75%, 11/15/32	1,540	1,855,839
Tobacco Securitization Authority Minnesota, Refunding RB:
5.25%, 3/01/25	2,260	2,575,405
5.25%, 3/01/31	950	1,058,129

		5,489,373
Nebraska — 0.4%
Central Plains Energy Project Nebraska, RB, Gas Project No. 3, 5.00%, 9/01/42	730	779,735
New Hampshire — 0.9%
New Hampshire Health & Education Facilities Authority, Refunding RB, Dartmouth-Hitchcock, 6.00%, 8/01/38	1,530	1,800,320
New Jersey — 2.2%
New Jersey EDA, RB, Continental Airlines, Inc. Project, AMT, 5.25%, 9/15/29	990	1,013,473
New Jersey EDA, Refunding RB, Cigarette Tax, 5.00%, 6/15/25	490	554,567
New Jersey Transportation Trust Fund Authority, RB, Transportation System:
Series A, 5.50%, 6/15/41	1,025	1,198,850
Series B, 5.25%, 6/15/36	1,235	1,427,426

		4,194,316
New York — 6.5%
Dutchess County Industrial Development Agency New York, Refunding RB, St. Francis Hospital, Series A, 7.50%, 3/01/29	800	822,872
Long Island Power Authority, Refunding RB, Series A, 5.75%, 4/01/39	1,050	1,253,385
Metropolitan Transportation Authority, RB, Series E, 5.00%, 11/15/42	275	311,154
Metropolitan Transportation Authority, Refunding RB:
Series B, 5.00%, 11/15/34	1,270	1,435,239
Series D, 5.25%, 11/15/40	610	692,460
New York City Industrial Development Agency, RB:
Continental Airlines Inc. Project, AMT, 8.00%, 11/01/12	340	340,000

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2012	33

Schedule of Investments (continued)	BlackRock MuniHoldings Fund II, Inc. (MUH) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

New York (concluded)
New York City Industrial Development Agency, RB: (concluded)
Continental Airlines Inc. Project, Mandatory Put Bonds, AMT, 8.38%, 11/01/16 (c)	$525	$527,620
Series C, 6.80%, 6/01/28	415	420,366
New York Liberty Development Corp., Refunding RB, Second Priority, Bank of America Tower at One Bryant Park Project, 6.38%, 7/15/49	615	714,384
New York State Thruway Authority, RB, Series I, 5.00%, 1/01/42	890	1,010,310
Port Authority of New York & New Jersey, RB, JFK International Air Terminal:
6.00%, 12/01/36	650	763,529
6.00%, 12/01/42	630	735,204
Sales Tax Asset Receivable Corp, Refunding RB, (AMBAC), 5.25%, 10/15/27	3,200	3,475,168

		12,501,691
North Carolina — 0.4%
North Carolina Medical Care Commission, RB, Duke University Health System, Series A, 5.00%, 6/01/42	705	774,069
Oregon — 0.1%
City of Tigard Washington County Oregon, Refunding RB, Water System, 5.00%, 8/01/37	125	145,419
Pennsylvania — 2.5%
Allegheny County Hospital Development Authority, Refunding RB, Health System, West Penn, Series A, 5.38%, 11/15/40	810	573,107
Pennsylvania Economic Development Financing Authority, RB:
American Water Co. Project, 6.20%, 4/01/39	1,830	2,143,809
National Gypsum Co., Series A, AMT, 6.25%, 11/01/27	1,500	1,489,920
Philadelphia Authority for Industrial Development, RB, Commercial Development, AMT, 7.75%, 12/01/17	540	540,821

		4,747,657
Puerto Rico — 3.7%
Puerto Rico Sales Tax Financing Corp., RB, First Sub-Series A, 6.50%, 8/01/44	2,790	3,272,670
Puerto Rico Sales Tax Financing Corp., RB, CAB, Series A, 5.82%, 8/01/35 (a)	10,000	2,711,800
Puerto Rico Sales Tax Financing Corp., Refunding RB, CAB (a):
First Sub-Series C, 5.97%, 8/01/38	2,145	471,600
Series C, 5.45%, 8/01/39	2,800	664,496

		7,120,566
South Carolina — 1.0%
South Carolina State Ports Authority, RB, 5.25%, 7/01/40	1,650	1,862,718
South Dakota — 0.3%
South Dakota Health and Educational Facilities Authority, RB, Series E, 5.00%, 11/01/42 (b)	540	591,608
Tennessee — 1.0%
Hardeman County Correctional Facilities Corp. Tennessee, RB, Series B, 7.38%, 8/01/17	1,900	1,905,339
Rutherford County Health & Educational Facilities Board, RB, Ascension Health, Series C, 5.00%, 11/15/47	105	118,676

		2,024,015
Texas — 9.9%
Brazos River Harbor Navigation District, Refunding RB, Dow Chemical Co. Project, Series A7, AMT, 6.63%, 5/15/33	2,500	2,531,425
Central Texas Regional Mobility Authority, Refunding RB, Senior Lien, 6.25%, 1/01/46	1,070	1,250,060

Municipal Bonds	Par (000)	Value

Texas (concluded)
City of Austin Texas, Refunding RB, Water & Wastewater System Revenue, 5.00%, 11/15/37	$315	$368,364
City of Dallas Texas, Refunding RB, 5.00%, 10/01/35	760	876,804
City of Houston Texas, Refunding RB, Senior Lien, Series A, 5.50%, 7/01/39	535	620,825
Dallas Fort Worth International Airport, Refunding RB, Series E, AMT, 5.00%, 11/01/35	910	995,231
Fort Bend County Industrial Development Corp., RB, Series B, 4.75%, 11/01/42	745	753,880
Harris County Health Facilities Development Corp., Refunding RB, Memorial Hermann Healthcare System, Series B, 7.25%, 12/01/35	1,380	1,731,803
La Vernia Higher Education Finance Corp., RB, KIPP Inc., Series A, 6.38%, 8/15/44	320	374,512
Midland County Fresh Water Supply District No 1, RB, CAB, City of Midland Project, Series A (a):
4.88%, 9/15/40	2,525	658,949
4.95%, 9/15/41	1,395	340,464
North Texas Tollway Authority, RB, CAB, Special Projects System, Series B, 5.33%, 9/01/37 (a)	1,015	274,821
North Texas Tollway Authority, Refunding RB, Toll, Second Tier, Series F, 6.13%, 1/01/31	3,020	3,349,241
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien:
LBJ Infrastructure Group LLC, LBJ Freeway Managed Lanes Project, 7.00%, 6/30/40	1,165	1,437,913
NTE Mobility Partners LLC, North Tarrant Express Managed Lanes Project, 6.88%, 12/31/39	1,300	1,576,822
University of Texas System, Refunding RB, Series B, 5.00%, 8/15/43	1,555	1,837,310

		18,978,424
Utah — 0.6%
County of Utah, RB, IHC Health Services, Inc., 5.00%, 5/15/43	1,020	1,150,529
Vermont — 0.0%
Vermont Educational & Health Buildings Financing Agency, RB, Developmental & Mental Health, Series A, 6.50%, 6/15/32	80	80,850
Virginia — 2.5%
Fairfax County EDA, Refunding RB, Goodwin House Inc., 5.13%, 10/01/42	2,500	2,577,025
Virginia Small Business Financing Authority, RB, Senior Lien, Elizabeth River Crossings Project, AMT:
5.25%, 1/01/32	400	436,720
6.00%, 1/01/37	925	1,064,046
5.50%, 1/01/42	585	641,464

		4,719,255
Washington — 0.5%
Seattle Housing Authority Washington, RB, Replacement Housing Projects, 6.13%, 12/01/32	910	910,528
Wisconsin — 3.8%
State of Wisconsin, Refunding RB, Series A, 6.00%, 5/01/36	3,620	4,438,735
Wisconsin Health & Educational Facilities Authority, RB:
Ascension Health Senior Credit Group, 5.00%, 11/15/33	1,235	1,372,456
SynergyHealth, Inc., 6.00%, 8/1/13 (d)	1,360	1,418,303

		7,229,494
Total Municipal Bonds – 100.4%		192,448,858

See Notes to Financial Statements.

34	SEMI-ANNUAL REPORT	OCTOBER 31, 2012

Schedule of Investments (continued)	BlackRock MuniHoldings Fund II, Inc. (MUH) (Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (e)	Par (000)	Value

Arizona — 0.7%
Salt River Project Agricultural Improvement & Power District, RB, Series A, 5.00%, 1/01/38	$1,220	$1,387,740
California — 13.2%
Bay Area Toll Authority, Refunding RB, San Francisco Bay Area, Series F-1, 5.63%, 4/01/44	1,640	1,909,580
California Educational Facilities Authority, RB, University of Southern California, Series B, 5.25%, 10/01/39 (f)	1,335	1,563,352
City of Los Angeles California Department of Airports, Refunding RB, Senior, Los Angeles International Airport, Series A, 5.00%, 5/15/40	2,980	3,368,348
Los Angeles Community College District California, GO, Election of 2001, Series A (AGM), 5.00%, 8/01/32	1,170	1,330,734
San Diego Community College District California, GO, Election of 2002, 5.25%, 8/01/33	553	668,726
San Francisco City & County Public Utilities Commission, RB, Series B, 5.00%, 11/01/39	4,770	5,441,616
Sequoia Union High School District California, GO, Refunding, Election of 2004, Series B (AGM), 5.50%, 7/01/35	5,519	6,235,118
University of California, RB, Limited Project, Series B, 4.75%, 5/15/38	4,599	4,783,558

		25,301,032
Colorado — 2.4%
Colorado Health Facilities Authority, RB, Catholic Health:
Series C-3 (FSA), 5.10%, 10/01/41	1,870	2,002,920
Series C-7 (AGM), 5.00%, 9/01/36	1,200	1,286,244
Colorado Health Facilities Authority, Refunding RB, Catholic Health, Series A, 5.50%, 7/01/34 (f)	1,080	1,234,693

		4,523,857
Connecticut — 2.8%
Connecticut State Health & Educational Facility Authority, RB, Yale University:
Series T-1, 4.70%, 7/01/29	2,300	2,599,000
Series X-3, 4.85%, 7/01/37	2,370	2,700,046

		5,299,046
Florida — 1.7%
County of Miami-Dade Florida, RB, Water & Sewer System, 5.00%, 10/01/34	2,840	3,205,085
Georgia — 1.0%
Private Colleges & Universities Authority, Refunding RB, Emory University, Series C, 5.00%, 9/01/38	1,649	1,864,690
Illinois — 2.2%
City of Chicago Illinois Waterworks, Refunding RB, 5.00%, 11/01/42	3,638	4,135,090
Maryland — 1.2%
Maryland Health & Higher Educational Facilities Authority, Refunding RB, Series B, 5.00%, 11/15/51	2,100	2,341,893
Massachusetts — 3.1%
Massachusetts School Building Authority, RB:
Senior Series B, 5.00%, 10/15/41	2,280	2,649,360
Series A (AGM), 5.00%, 8/15/15 (d)	387	427,272
Series A (AGM), 5.00%, 8/15/30	2,613	2,888,343

		5,964,975
Michigan — 0.8%
Detroit Water and Sewerage Department, Refunding RB, Series A:
5.00%, 7/01/32	788	839,018
5.25%, 7/01/39	675	731,046

		1,570,064
New Hampshire — 0.6%
New Hampshire Health & Education Facilities Authority, RB, Dartmouth College, 5.25%, 6/01/39 (f)	1,019	1,219,400

Municipal Bonds Transferred to Tender Option Bond Trusts (e)	Par (000)	Value

New York — 10.6%
Hudson New York Yards Infrastructure Corp., RB, 5.75%, 2/15/47	$810	$956,266
New York City Municipal Water Finance Authority, Refunding RB, Series FF-2, 5.50%, 6/15/40	810	970,431
New York City Transitional Finance Authority, RB:
Fiscal 2009, Series S-3, 5.25%, 1/15/39	3,299	3,724,627
Future Tax Secured Revenue, Sub-Series E-1, 5.00%, 2/01/42	1,240	1,428,937
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Construction, 5.25%, 12/15/43	5,400	6,209,537
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51	3,250	3,831,717
New York State Dormitory Authority, ERB, Series F, 5.00%, 3/15/35	2,910	3,163,792

		20,285,307
North Carolina — 0.5%
North Carolina Capital Facilities Finance Agency, Refunding RB, Wake Forest University, 5.00%, 1/01/38	800	895,168
Ohio — 4.1%
State of Ohio, Refunding RB, Cleveland Clinic Health, Series A, 5.50%, 1/01/39	6,974	7,881,420
Tennessee — 1.4%
Shelby County Health Educational & Housing Facilities Board, Refunding RB, St. Jude’s Children’s Research Hospital, 5.00%, 7/01/31	2,500	2,754,975
Texas — 3.0%
County of Harris Texas, RB, Senior Lien, Toll Road, Series A, 5.00%, 8/15/38 (f)	3,360	3,780,806
Harris County Texas Metropolitan Transit Authority, Refunding RB, Series A, 5.00%, 11/01/41	1,710	1,964,910

		5,745,716
Utah — 0.8%
City of Riverton Utah Hospital, RB, IHC Health Services Inc., 5.00%, 8/15/41	1,395	1,528,850
Virginia — 2.5%
University of Virginia, Refunding RB, General, 5.00%, 6/01/40	2,729	3,153,900
Virginia Small Business Financing Authority, Refunding RB, Sentara Healthcare, 5.00%, 11/01/40	1,553	1,719,065

		4,872,965
Washington — 0.8%
Central Puget Sound Regional Transit Authority, RB, Series A (AGM), 5.00%, 11/01/32	1,365	1,558,869
Wisconsin — 1.7%
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert & Community Health Inc., 5.25%, 4/01/39 (f)	2,859	3,179,357
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 55.1%		105,515,499
Total Long-Term Investments (Cost — $266,458,985) — 155.5%		297,964,357

Short-Term Securities	Shares
Money Market Fund — 0.0%
FFI Institutional Tax-Exempt Fund, 0.04% (g)(h)	34,963	34,963

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2012	35

Schedule of Investments (concluded)	BlackRock MuniHoldings Fund II, Inc. (MUH) (Percentages shown are based on Net Assets)

Short-Term Securities	Par (000)	Value

Colorado — 0.3%
City & County of Denver Colorado, COP, Refunding, VRDN, Series A3 (JPMorgan Chase Bank NA SBPA), 0.23%, 11/01/12 (i)	$600	$600,000
Massachusetts — 1.0%
Commonwealth of Massachusetts, GO, VRDN, Consolidated Loan, Series B (JPMorgan Chase Bank NA SBPA), 0.25%, 11/01/12 (i)	2,000	2,000,000
Virginia — 0.7%
Roanoke Economic Development Authority, RB, VRDN, Carilion Health System, Series A-2 (AGM, Wells Fargo Bank NA SBPA), 0.21%, 11/01/12 (i)	1,300	1,300,000
Total Short-Term Securities (Cost — $3,934,963) — 2.0%		3,934,963
Total Investments (Cost — $270,393,948) — 157.5%		301,899,320
Other Assets Less Liabilities — 0.7%		1,411,248
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (29.5)%		(56,597,818)
VMTP Shares, at Liquidation Value — (28.7)%		(55,000,000)

Net Assets Applicable to Common Shares— 100.0%		$191,712,750

(a)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(b)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation
Wells Fargo & Co.	$1,043,080	$5,635
Cain Brothers & Co.	$591,608	$3,748

(c)	Variable rate security. Rate shown is as of report date.

(d)	US government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(e)	Securities represent bonds transferred to a TOB in exchange for which the Fund acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(f)	All or a portion of security is subject to a recourse agreement, which may require the Fund to pay the Liquidity Provider in the event there is a shortfall between the TOB Trust Certificates and proceeds received from the sale of the security contributed to the TOB trust. In the case of a shortfall, the aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements is $5,218,584.

(g)	Investments in issuers considered to be an affiliate of the Fund during the period ended October 31, 2012, for purposes of Section 2(a)(3) of the 1940 Act, as amended, were as follows:

Affiliate	Shares Held at April 30, 2012	Net Activity	Shares Held at October 31, 2012	Income
FFI Institutional Tax-Exempt Fund	27,550	7,413	34,963	$4

(h)	Represents the current yield as of report date.

(i)	Variable rate security. Rate shown is as of report date and maturity shown is the date the principal owed can be recovered through demand.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of October 31, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Invest- ments[1]	—	$297,964,357	—	$297,964,357
Short-Term Securities	$34,963	3,900,000	—	3,934,963

Total	$34,963	$301,864,357	—	$301,899,320

[1] See	above Schedule of Investments for values in each state or political subdivision.

Certain of the Fund’s liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of October 31, 2012, such liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB trust certificates	—	$(56,562,094)	—	$(56,562,094)
VMTP Shares	—	(55,000,000)	—	(55,000,000)

Total	—	$(111,562,094)	—	$(111,562,094)

There were no transfers between levels during the six months ended October 31, 2012.

See Notes to Financial Statements.

36	SEMI-ANNUAL REPORT	OCTOBER 31, 2012

Schedule of Investments October 31, 2012 (Unaudited)	BlackRock MuniHoldings Quality Fund, Inc. (MUS) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Alabama — 1.7%
Birmingham Special Care Facilities Financing Authority, RB, Children’s Hospital (AGC), 6.00%, 6/01/39	$2,330	$2,770,976
Selma IDB, RB, International Paper Company Project, Series A, 5.38%, 12/01/35	565	618,929

		3,389,905
Arizona — 0.6%
University of Arizona, Refunding RB, Arizona Board of Regents, Series A, 5.00%, 6/01/42	1,000	1,147,520
California — 18.6%
California Educational Facilities Authority, RB, University of Southern California, Series A, 5.25%, 10/01/38	2,895	3,428,433
California Health Facilities Financing Authority, RB:
Stanford Hospital and Clinics, Series A, 5.00%, 8/15/42	1,670	1,877,497
Sutter Health, Series B, 6.00%, 8/15/42	1,730	2,078,699
Central Unified School District, GO, Election of 2008, Series A (AGC), 5.63%, 8/01/33	1,325	1,530,786
City of San Jose California, Refunding ARB, Series A-1, AMT:
5.50%, 3/01/30	2,400	2,751,696
5.75%, 3/01/34	2,180	2,521,541
City of Sunnyvale California, Refunding RB, 5.25%, 4/01/40	1,605	1,856,199
County of Sacramento California, ARB, Senior Series A (AGC), 5.50%, 7/01/41	2,100	2,362,311
Los Angeles Community College District California, GO, Election of 2008, Series C, 5.25%, 8/01/39	1,000	1,207,830
Los Angeles Department of Water & Power, RB, Power System, Sub-Series A-1, 5.25%, 7/01/38	1,575	1,836,875
Oceanside Unified School District California, GO, Series A (AGC), 5.25%, 8/01/33	1,825	2,048,489
Redondo Beach Unified School District, GO, Election of 2008, Series E, 5.50%, 8/01/34	1,335	1,592,375
San Bernardino Community College District, GO, Election of 2002, Series A, 6.25%, 8/01/33	1,250	1,497,325
San Pablo Joint Powers Financing Authority California, Tax Allocation Bonds, Refunding, CAB (NPFGC) (a):
6.02%, 12/01/24	2,635	1,287,092
6.13%, 12/01/25	2,355	1,069,076
6.21%, 12/01/26	2,355	995,270
State of California, GO, Refunding, Tax Exempt, Refunding Various Purpose, 5.00%, 9/01/41	3,365	3,715,902
University of California, Refunding RB, Limited Project, Series G, 5.00%, 5/15/37	1,000	1,165,730
Ventura County Community College District, GO, Election of 2002, Series C, 5.50%, 8/01/33	1,850	2,195,376

		37,018,502
Colorado — 1.7%
City & County of Denver Colorado, Refunding RB, Aviation Airport System Revenue, Series B, 5.00%, 11/15/37	910	1,033,778
Colorado Health Facilities Authority, RB, Hospital, NCMC, Inc. Project, Series B (AGM), 6.00%, 5/15/26	1,900	2,265,978

		3,299,756
District of Columbia — 1.2%
District of Columbia Water & Sewer Authority, Refunding RB, Series A, 5.50%, 10/01/39	2,000	2,333,440
Florida — 7.7%
City of Jacksonville Florida, Refunding RB, Better Jacksonville, Series A, 5.00%, 10/01/30	1,135	1,312,616
County of Lee Florida, Refunding ARB, Series A, AMT, 5.38%, 10/01/32	1,500	1,657,920
County of Miami-Dade Florida, Refunding RB, Special Obligation, Series B, 5.00%, 10/01/31 (b)	795	895,591

Municipal Bonds	Par (000)	Value

Florida (concluded)
Jacksonville Florida Port Authority, Refunding RB, AMT, 5.00%, 11/01/38	$1,265	$1,367,339
Orange County School Board, COP, Series A (AGC), 5.50%, 8/01/34	4,645	5,374,172
Tohopekaliga Water Authority, Refunding RB, Series A, 5.25%, 10/01/36	3,995	4,639,314

		15,246,952
Illinois — 19.4%
Chicago Board of Education Illinois, GO, Series A:
5.00%, 12/01/42	2,835	3,080,511
5.50%, 12/01/39	2,000	2,341,140
Chicago Transit Authority, RB:
Federal Transit Administration Section 5309, Series A (AGC), 6.00%, 6/01/26	2,000	2,352,400
Sales Tax Receipts, 5.25%, 12/01/36	635	728,796
Sales Tax Receipt, 5.25%, 12/01/40	1,810	2,074,314
City of Chicago IL Waterworks Revenue, Refunding RB, Second Lien, 5.00%, 11/01/42	1,425	1,619,512
City of Chicago Illinois, GARB, O’Hare International Airport, Third Lien:
Series A, 5.75%, 1/01/39	1,145	1,351,524
Series A (AGM), 5.00%, 1/01/33	8,000	8,640,800
Series C, 6.50%, 1/01/41	5,225	6,485,009
City of Chicago Illinois, Refunding GARB, O’Hare International Airport, Third Lien, Series C (AGC), 5.25%, 1/01/35	1,000	1,123,500
City of Chicago Illinois, Refunding RB, Sales Tax Revenue, Series A, 5.25%, 1/01/38	795	920,133
Cook County Forest Preserve District, GO:
Refunding, Limited Tax Project, Series B, 5.00%, 12/15/32	270	310,692
Series C, 5.00%, 12/15/32	580	667,412
Metropolitan Pier & Exposition Authority, Refunding RB, McCormick Place Project, Series B, 5.00%, 12/15/28	2,045	2,401,382
Railsplitter Tobacco Settlement Authority, RB:
5.50%, 6/01/23	1,405	1,640,871
6.00%, 6/01/28	400	474,880
State of Illinois, RB, Build Illinois, Series B, 5.25%, 6/15/28	2,000	2,323,100

		38,535,976
Indiana — 2.6%
Indianapolis Local Public Improvement Bond Bank, RB, Series F, 5.25%, 2/01/36	3,055	3,541,814
Indianapolis Local Public Improvement Bond Bank, Refunding RB, Waterworks Project, Series A (AGC), 5.50%, 1/01/38	1,430	1,624,666

		5,166,480
Kansas — 1.7%
Kansas Development Finance Authority, Refunding RB, Adventist Health, 5.00%, 11/15/32	3,000	3,472,920
Massachusetts — 1.6%
Massachusetts Development Finance Agency, RB, Wellesley College, Series J, 5.00%, 7/01/42	675	789,379
Massachusetts HFA, RB, Rental Mortgage, Series C, AMT (AGM), 5.50%, 7/01/32	2,440	2,440,000

		3,229,379
Michigan — 4.7%
City of Detroit Michigan, Refunding RB, Senior Lien, Series C-1 (AGM), 7.00%, 7/01/27	4,810	5,889,556
City of Detroit Michigan Sewage Disposal System, RB, Senior Lien, Series B (AGM), 7.50%, 7/01/33	750	940,650

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2012	37

Schedule of Investments (continued)	BlackRock MuniHoldings Quality Fund, Inc. (MUS) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Michigan (concluded)
Royal Oak Hospital Finance Authority Michigan, Refunding RB, William Beaumont Hospital, 8.25%, 9/01/39	$1,910	$2,462,945

		9,293,151
Minnesota — 0.8%
City of Minneapolis Minnesota, Refunding RB, Fairview Health Services, Series B (AGC), 6.50%, 11/15/38	1,325	1,636,454
Mississippi — 1.7%
Mississippi Development Bank, Refunding RB, Series A (AGM), 5.00%, 9/01/30	2,940	3,429,216
Nevada — 3.6%
Clark County Water Reclamation District, GO, Series A, 5.25%, 7/01/34	1,500	1,834,185
County of Clark Nevada, ARB:
Las Vegas-McCarran International Airport, Series A (AGC), 5.25%, 7/01/39	3,410	3,842,729
Subordinate Lien, Series A-2 (NPFGC), 5.00%, 7/01/36	1,410	1,483,969

		7,160,883
New Jersey — 8.4%
New Jersey EDA, RB, Motor Vehicle Surcharge, Series A (NPFGC), 5.25%, 7/01/33	3,575	3,807,017
New Jersey Health Care Facilities Financing Authority, RB, Virtua Health (AGC), 5.50%, 7/01/38	2,100	2,343,726
New Jersey Transportation Trust Fund Authority, RB, Transportation System:
Series A, 5.50%, 6/15/41	1,780	2,081,906
Series A (AGC), 5.63%, 12/15/28	3,170	3,816,807
Series B, 5.25%, 6/15/36	1,000	1,155,810
South Jersey Transportation Authority, Refunding RB, Transportation System, Series A:
5.00%, 11/01/27	2,000	2,323,360
5.00%, 11/01/28	1,000	1,155,780

		16,684,406
New York — 8.0%
Hudson New York Yards Infrastructure Corp., RB, Series A, 5.75%, 2/15/47	2,510	2,963,507
New York City Municipal Water Finance Authority, Refunding RB:
Fiscal 2009, Series EE, 5.25%, 6/15/40	3,410	3,967,194
Water & Sewer System, Second General Resolution Series EE, 5.38%, 6/15/43	1,305	1,542,366
New York State Dormitory Authority, RB, Series B:
5.00%, 3/15/37	3,350	3,867,106
5.00%, 3/15/42	2,000	2,296,440
New York State Thruway Authority, Refunding RB, Series I, 5.00%, 1/01/37	1,050	1,196,402

		15,833,015
North Carolina — 1.2%
North Carolina Medical Care Commission, RB, Duke University Health System, Series A, 5.00%, 6/01/32	2,045	2,385,268
Pennsylvania — 0.7%
Philadelphia Hospitals & Higher Education Facilities Authority, Refunding RB, The Children’s Hospital of Philadelphia Project, Series D, 5.00%, 7/01/32	1,215	1,415,317
Puerto Rico — 1.2%
Puerto Rico Sales Tax Financing Corp., RB, First Sub-Series A, 6.38%, 8/01/39	2,115	2,444,602
South Carolina — 0.8%
City of North Charleston South Carolina, RB, Public Facilities Corp., 5.00%, 6/01/35	1,365	1,548,279

Municipal Bonds	Par (000)	Value

Texas — 23.3%
Austin Community College District, RB, Educational Facilities Project, Round Rock Campus, 5.25%, 8/01/33	$2,500	$2,864,300
City of Houston Texas, Refunding RB, Combined First Lien, Series A (AGC), 6.00%, 11/15/35	4,000	4,926,440
Dallas Area Rapid Transit, Refunding RB, Senior Lien, 5.25%, 12/01/38	2,600	3,020,498
Harris County Health Facilities Development Corp., Refunding RB, Memorial Hermann Healthcare System, Series B, 7.25%, 12/01/35	600	752,958
Katy ISD Texas, GO, Refunding, Unlimited Tax School Building, Series A (PSF-GTD), 5.00%, 2/15/42	1,135	1,328,835
Lamar Texas Consolidated ISD, GO, Refunding, Series A, 5.00%, 2/15/45	1,520	1,767,471
North Texas Tollway Authority, RB, Special Projects System, Series A, 5.50%, 9/01/41	4,250	5,061,665
North Texas Tollway Authority, Refunding RB, First Tier System (NPFGC):
5.75%, 1/01/40	4,885	5,483,510
Series A, 5.63%, 1/01/33	6,585	7,346,226
Series B, 5.75%, 1/01/40	6,275	7,043,813
Texas State Turnpike Authority, RB, First Tier, Series A (AMBAC), 5.00%, 8/15/42	1,500	1,509,795
Texas Tech University, Refunding RB, Improvement Bonds Fourteenth, Series A, 5.00%, 8/15/31	1,765	2,083,689
University of Texas System, Refunding RB, Series B, 5.00%, 8/15/43	2,755	3,255,170

		46,444,370
Virginia — 2.5%
Fairfax County IDA, RB, Series A, 5.00%, 5/15/40	1,045	1,174,789
Virginia Public School Authority, RB, School Financing, 6.50%, 12/01/35	1,300	1,614,249
Virginia Resources Authority, RB, 5.00%, 11/01/42	1,870	2,184,010

		4,973,048
Washington — 1.4%
City of Seattle Washington, Refunding RB, Series A, 5.25%, 2/01/36	1,375	1,608,310
State of Washington, GO, Various Purpose, Series B, 5.25%, 2/01/36	1,075	1,266,038

		2,874,348
Wisconsin — 1.3%
Wisconsin Health & Educational Facilities Authority, RB, Ascension Health Alliance, Series D, 5.00%, 11/15/41	1,880	2,098,418
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert & Community Health, Series A, 5.00%, 4/01/42	475	530,034

		2,628,452
Total Municipal Bonds — 116.4%		231,591,639

Municipal Bonds Transferred to Tender Option Bond Trusts (c)
Alabama — 1.1%
Mobile Board of Water & Sewer Commissioners, RB (NPFGC), 5.00%, 1/01/31	2,120	2,248,408
California — 1.8%
Sequoia Union High School District California, GO, Refunding, Election of 2004, Series B (AGM), 5.50%, 7/01/35	3,149	3,558,084
Colorado — 3.0%
Colorado Health Facilities Authority, RB, Catholic Health, Series C-3 (AGM), 5.10%, 10/01/41	5,610	6,008,759

See Notes to Financial Statements.

38	SEMI-ANNUAL REPORT	OCTOBER 31, 2012

Schedule of Investments (continued)	BlackRock MuniHoldings Quality Fund, Inc. (MUS) (Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (c)	Par (000)	Value

District of Columbia — 0.6%
District of Columbia Water & Sewer Authority, Refunding RB, Senior Lien, Series A, 6.00%, 10/01/35 (d)	$1,040	$1,268,918
Florida — 7.8%
City of St. Petersburg Florida, Refunding RB (NPFGC), 5.00%, 10/01/35	4,302	4,684,777
County of Miami-Dade Florida, GO, Building Better Communities Program, Series B-1, 6.00%, 7/01/38	7,500	8,900,475
County of Miami-Dade Florida, RB, Transit System Sales, Surtax Revenue, 5.00%, 7/01/42	1,000	1,128,200
Lee County Housing Finance Authority, RB, Multi-County Program, Series A-2, AMT (Ginnie Mae), 6.00%, 9/01/40	720	765,367

		15,478,819
Georgia — 2.2%
Augusta-Richmond County Georgia, RB, Water & Sewer (AGM), 5.25%, 10/01/34	4,000	4,291,360
Illinois — 1.5%
City of Chicago Illinois, Refunding RB, Second Lien (AGM), 5.25%, 11/01/33	2,509	2,910,269
Kentucky — 0.8%
Kentucky State Property & Building Commission, Refunding RB, Project No. 93 (AGC), 5.25%, 2/01/27	1,406	1,632,084
Massachusetts — 6.2%
Massachusetts School Building Authority, RB:
Senior, Series B, 5.00%, 10/15/41	3,060	3,555,720
Series A (AGM), 5.00%, 8/15/15 (e)	1,032	1,140,815
Series A (AGM), 5.00%, 8/15/30	6,976	7,711,877

		12,408,412
Nevada — 5.4%
Clark County Water Reclamation District, GO:
Limited Tax, 6.00%, 7/01/38	5,000	6,138,450
Series B, 5.50%, 7/01/29	3,749	4,624,666

		10,763,116
New Jersey — 1.3%
New Jersey State Housing & Mortgage Finance Agency, RB, S/F Housing, Series CC, 5.25%, 10/01/29	2,291	2,537,139
New York — 10.4%
New York City Municipal Water Finance Authority, Refunding RB, Series FF, 5.00%, 6/15/45	2,379	2,720,845
New York City Transitional Finance Authority, RB:
5.00%, 2/01/42	1,760	2,028,168
Building Aid Revenue, Fiscal 2009, Series S-3, 5.25%, 1/15/39	1,400	1,580,145
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Construction, 5.25%, 12/15/43	4,530	5,209,112
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51	2,660	3,136,113
New York State Dormitory Authority, RB, General Purpose, Series C, 5.00%, 3/15/41	5,325	6,091,161

		20,765,544
Puerto Rico — 1.0%
Puerto Rico Sales Tax Financing Corp., Refunding RB, Series C, 5.25%, 8/01/40	1,820	1,997,759
Texas — 1.9%
Waco Educational Finance Corp., Refunding RB, Baylor University, 5.00%, 3/01/43	3,255	3,735,698
Utah — 0.6%
City of Riverton Utah Hospital, RB, IHC Health Services Inc., 5.00%, 8/15/41	1,005	1,101,430

Municipal Bonds Transferred to Tender Option Bond Trusts (c)	Par (000)	Value

Washington — 3.9%
City of Bellevue Washington, GO, Refunding (NPFGC), 5.50%, 12/01/14 (e)	$4,002	$4,428,757
University of Washington, Refunding RB, Series A, 5.00%, 7/01/41	2,819	3,294,615

		7,723,372
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 49.5%		98,429,171
Total Long-Term Investments (Cost — $299,996,593) — 165.9%		330,020,810

Short-Term Securities	Shares
Money Market Fund — 0.0%
FFI Institutional Tax-Exempt Fund, 0.04% (f)(g)	67,427	67,427

	Par (000)
Connecticut — 2.0%
Connecticut Housing Finance Authority, Refunding RB, VRDN, Housing Mortgage Finance Program, Sub-Series A-2 (JPMorgan Chase Bank NA SBPA), 0.23%, 11/01/12 (h)	$4,020	4,020,000
Total Short-Term Securities (Cost — $4,087,427) — 2.0%		4,087,427
Total Investments (Cost — $304,084,020) — 167.9%		334,108,237
Other Assets Less Liabilities — 1.1%		2,126,996
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (25.3)%		(50,280,678)
VMTP Shares, at Liquidation Value — (43.7)%		(87,000,000)

Net Assets Applicable to Common Shares — 100.0%		$198,954,555

(a)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(b)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation
Citigroup Inc.	$895,591	$3,013

(c)	Securities represent bonds transferred to a TOB in exchange for which the Fund acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(d)	All or a portion of security is subject to a recourse agreement, which may require the Fund to pay the Liquidity Provider in the event there is a shortfall between the TOB Trust Certificates and proceeds received from the sale of the security contributed to the TOB trust. In the case of a shortfall, the aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements is $520,170.

(e)	US government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(f)	Investments in issuers considered to be an affiliate of the Fund during the period ended October 31, 2012, for purposes of Section 2(a)(3) of the 1940 Act, as amended, were as follows:

Affiliate	Shares Held at April 30, 2012	Net Activity	Shares Held at October 31, 2012	Income
FFI Institutional Tax-Exempt Fund	22,670	44,757	67,427	$9

(g)	Represents the current yield as of report date.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2012	39

Schedule of Investments (concluded)	BlackRock MuniHoldings Quality Fund, Inc. (MUS)

(h)	Variable rate security. Rate shown is as of report date and maturity shown is the date the principal owed can be recovered through demand.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of October 31, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$330,020,810	—	$330,020,810
Short-Term Securities	$67,427	4,020,000	—	4,087,427

Total	$67,427	$334,040,810	—	$334,108,237

[1]	See above Schedule of Investment for values in each state or political subdivision.

Certain of the Fund’s liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of October 31, 2012, such liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB trust certificates	—	$(50,254,556)	—	$(50,254,556)
VMTP Shares	—	(87,000,000)	—	(87,000,000)

Total	—	$(137,254,556)	—	$(137,254,556)

There were no transfers between levels during the six month ended October 31, 2012.

See Notes to Financial Statements.

40	SEMI-ANNUAL REPORT	OCTOBER 31, 2012

Schedule of Investments October 31, 2012 (Unaudited)	BlackRock Muni Intermediate Duration Fund, Inc. (MUI) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Alabama — 2.7%
Birmingham Special Care Facilities Financing Authority, RB, Children’s Hospital (AGC), 6.00%, 6/01/34	$4,615	$5,507,079
County of Jefferson Alabama, RB, Series A:
5.50%, 1/01/21	5,500	5,496,315
5.25%, 1/01/23	6,500	6,492,915

		17,496,309
Arizona — 5.0%
Arizona Health Facilities Authority, Refunding RB, Phoenix Children’s Hospital, Series A, 5.00%, 2/01/30	2,685	2,916,689
City of Tucson Arizona, COP (AGC):
4.25%, 7/01/21	1,870	2,069,809
4.25%, 7/01/22	1,895	2,090,109
City of Tucson Arizona, COP, Refunding, (AGC), 4.00%, 7/01/20	2,325	2,623,995
Maricopa County IDA Arizona, RB, Arizona Charter Schools Project, Series A, 6.63%, 7/01/20	1,700	1,388,016
Northern Arizona University, RB, 5.00%, 6/01/41	1,250	1,382,088
Phoenix Mesa Gateway Airport Authority, RB, Mesa Project, AMT:
5.00%, 7/01/27	700	771,561
5.00%, 7/01/32	1,200	1,295,364
Pima County IDA, RB:
Charter Schools Project, Series C, 6.70%, 7/01/21	955	956,652
Charter Schools Project, Series K, 6.38%, 7/01/31	930	932,725
Pima County IDA, Refunding RB, Tucson Electric Power Co., San Juan, Series A, 4.95%, 10/01/20	2,325	2,652,871
Pinal County Electric District No. 3, Refunding RB, 5.00%, 7/01/25	1,600	1,831,408
Salt River Project Agricultural Improvement & Power District, RB, Series A, 5.00%, 1/01/25	4,000	4,693,440
Scottsdale IDA, Refunding RB, Scottsdale Healthcare, Series C (AGM), 5.00%, 9/01/35	2,550	2,828,409
State of Arizona, COP, Department of Administration, Series A (AGM), 4.25%, 10/01/23	1,000	1,093,550
University of Arizona, RB, Speed, 5.00%, 8/01/28	2,000	2,380,300

		31,906,986
Arkansas — 0.2%
University of Arkansas, GO, Refunding RB, Various Facility, Series A, 5.00%, 11/01/31	1,000	1,206,290
California — 5.9%
California Health Facilities Financing Authority, RB, Sutter Health, Series B, 5.00%, 8/15/22	2,135	2,523,228
California HFA, RB, Home Mortgage, Series K, AMT, 4.55%, 8/01/21	780	788,362
California HFA, Refunding RB, Home Mortgage, Series M, AMT, 4.55%, 8/01/21	3,685	3,724,503
California Pollution Control Financing Authority, RB, AMT:
Republic Services Inc. Project, Series B, Mandatory Put Bonds, 5.25%, 6/01/23	605	689,367
Waste Management Inc. Project, Series A-2, 5.40%, 4/01/25	1,240	1,337,303
California Pollution Control Financing Authority, Refunding RB, Pacific Gas, Series C, AMT (NPFGC), 4.75%, 12/01/23	5,000	5,460,400
City of Sacramento California, Special Tax Bonds, North Natomas Community Facilities, Series 4-C, 6.00%, 9/01/28	2,990	3,066,454
City of San Jose California, Refunding ARB, Series A-1, AMT, 5.00%, 3/01/25	2,000	2,245,120

Municipal Bonds	Par (000)	Value

California (concluded)
State of California, GO:
5.50%, 4/01/28	$15	$15,871
Various Purpose, 5.75%, 4/01/31	7,000	8,295,280
Various Purpose, 5.00%, 11/01/32	2,000	2,238,220
University of California, Refunding RB, Limited Project, Series G, 5.00%, 5/15/37	6,440	7,507,301

		37,891,409
Colorado — 1.0%
Plaza Metropolitan District No. 1 Colorado, Tax Allocation Bonds, Public Improvement Fee, Tax Increment, 7.50%, 12/01/15	6,000	6,214,860
Connecticut — 2.2%
Connecticut State Development Authority, RB, Learjet Inc. Project, AMT, 7.95%, 4/01/26	1,160	1,246,954
Connecticut State Health & Educational Facility Authority, Refunding RB:
Connecticut College, Series I, 5.00%, 7/01/29	1,075	1,262,093
Connecticut College, Series I, 5.00%, 7/01/31	620	724,495
Connecticut College, Series I, 5.00%, 7/01/32	500	580,620
Lawrence & Memorial Hospital, Series F, 5.00%, 7/01/31	1,780	1,968,217
State of Connecticut, GO, Series B, 5.00%, 4/15/31	6,990	8,342,984

		14,125,363
Delaware — 0.9%
Delaware State Municipal Electric Corp., Refunding RB, 5.00%, 7/01/37	5,000	5,576,050
Florida — 8.2%
Broward County Florida Airport System, RB, AMT, 5.00%, 10/01/32	1,250	1,382,738
Broward County School Board Florida, Refunding COP, Series A (AGM), (AGM), 5.00%, 7/01/24	10,000	11,573,900
County of Lee Florida, Refunding ARB, Series A, AMT:
5.50%, 10/01/23	1,000	1,157,100
(AGM), 5.00%, 10/01/27	1,635	1,809,307
County of Miami-Dade Florida, Refunding RB, Series C (BHAC), 5.00%, 10/01/23	8,000	9,174,000
County of Miami-Dade Florida Transit System, RB, Sales Tax:
5.00%, 7/01/32	1,500	1,726,950
5.00%, 7/01/33	3,000	3,432,390
Greater Orlando Aviation Authority Airport Facilities, Refunding RB, Series B, AMT:
5.00%, 10/01/25	1,000	1,131,810
5.00%, 10/01/26	2,935	3,303,137
Highlands County Health Facilities Authority, Refunding RB, Adventist Health, Series G, 5.13%, 11/15/32 (e)	35	41,291
JEA Electric System, Refunding RB, Sub-Series B, 5.00%, 10/01/34	4,615	5,281,821
Midtown Miami Community Development District, Special Assessment Bonds:
Series A, 6.00%, 5/01/24	2,880	2,929,853
Series B, 6.50%, 5/01/37	1,870	1,915,759
Portofino Shores Community Development District, Special Assessment Bonds, Series A, 6.40%, 5/01/34	1,080	1,094,591
South Lake County Hospital District, RB, South Lake Hospital Inc., 6.63%, 10/01/23	2,390	2,488,348
Sterling Hill Community Development District, Refunding RB, Special Assessment Bonds Series B, 5.50%, 11/01/10 (f)(g)	155	108,519
University of Florida Research Foundation Inc., RB (AMBAC), 5.13%, 9/01/33	4,000	4,001,560

		52,553,074

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2012	41

Schedule of Investments (continued)	BlackRock Muni Intermediate Duration Fund, Inc. (MUI) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Georgia — 1.1%
Fulton County Development Authority, Refunding RB, Robert Woodruff, Series B, 5.25%, 3/15/24	$3,000	$3,408,090
Medical Center Hospital Authority, Refunding RB, Columbus Regional Healthcare (AGM):
4.00%, 8/01/23	1,500	1,609,335
4.13%, 8/01/24	2,000	2,141,740

		7,159,165
Guam — 0.4%
Territory of Guam, RB, Section 30, Series A, 5.38%, 12/01/24	2,100	2,305,002
Hawaii — 0.9%
State of Hawaii, Refunding ARB, Series A, 5.25%, 7/01/29	5,000	5,813,500
Idaho — 0.6%
Idaho Health Facilities Authority, Refunding RB, St. Luke’s Regional Medical Center (AGM), 4.63%, 7/01/30	3,700	4,029,559
Illinois — 6.1%
Chicago Transit Authority, RB, 5.25%, 12/01/31	2,000	2,343,280
City of Chicago Illinois, GARB, O’Hare International Airport, Third Lien, Series B-2, AMT (AGM), 5.75%, 1/01/23	8,130	8,589,426
Madison, Macoupin, Etc. Counties Community College District No. 536, GO, Refunding, Lewis & Clark Community College:
5.00%, 5/01/29	350	394,279
5.00%, 5/01/30	475	532,732
5.00%, 5/01/31	500	559,590
5.00%, 5/01/32	500	556,420
Railsplitter Tobacco Settlement Authority, RB:
5.50%, 6/01/23	3,500	4,087,580
6.25%, 6/01/24	12,750	14,287,267
Village of Hodgkins Illinois, RB, MBM Project, AMT, 5.90%, 11/01/17	6,000	6,008,820
Village of Wheeling Illinois, Tax Allocation Bonds, North Milwaukee/Lake-Cook TIF Project, 6.00%, 1/01/25	1,480	1,487,592

		38,846,986
Indiana — 4.0%
City of Whiting Indiana, RB, BP Products North America, 5.25%, 1/01/21	4,800	5,904,864
County of Jasper Indiana, Refunding RB, Northern Indiana Public Service Co., Series C (NPFGC), 5.85%, 4/01/19	2,000	2,368,280
Indiana Finance Authority, Refunding RB, Environmental Improvement, United Steel Corp. Project, 6.00%, 12/01/19	5,000	5,575,450
Indiana Finance Authority Wastewater Utility, RB, 5.25%, 10/01/31	10,000	11,740,100

		25,588,694
Iowa — 1.0%
Iowa Higher Education Loan Authority, RB, Private College Facility:
5.25%, 4/01/23	695	828,781
5.25%, 4/01/24	730	860,269
5.25%, 4/01/25	520	609,081
5.25%, 4/01/26	360	419,411
Iowa Higher Education Loan Authority, Refunding RB, Private College Facility:
5.00%, 9/01/20	1,000	1,140,160
5.00%, 9/01/22	2,315	2,569,418

		6,427,120

Municipal Bonds	Par (000)	Value

Kansas — 2.1%
Kansas Development Finance Authority, RB, KU Health System, Series H:
5.00%, 3/01/26	$3,220	$3,556,168
5.00%, 3/01/27	3,905	4,301,592
Kansas Development Finance Authority, Refunding RB:
Adventist Health, 5.00%, 11/15/23	1,500	1,728,900
Sisters of Leavenworth, Series A, 4.00%, 1/01/22	3,425	3,762,431

		13,349,091
Kentucky — 3.0%
Kentucky Economic Development Finance Authority, RB, Owensboro Medical Health System, Series A, 5.25%, 6/01/23	8,650	9,723,378
Kentucky State Property & Buildings Commission, Refunding RB, Project No. 93 (AGC), 5.25%, 2/01/24	8,000	9,404,880

		19,128,258
Louisiana — 3.5%
Jefferson Parish Hospital Service District No. 1, Refunding RB, West Jefferson Medical Center, Series A, (AGM), 5.50%, 1/01/26	3,000	3,411,420
Louisiana Local Government Environmental Facilities & Community Development Authority, Refunding RB, BRCC Facilities Corp. Project:
5.00%, 12/01/27	3,445	4,046,049
5.00%, 12/01/28	3,715	4,346,922
Louisiana Public Facilities Authority, RB, Nineteenth Judicial District Court (NPFGC), 5.50%, 6/01/41	2,000	2,180,340
Louisiana Public Facilities Authority, Refunding RB, Entergy Gulf States Louisiana, LLC Project, Series A, 5.00%, 9/01/28	2,000	2,138,720
New Orleans Aviation Board Louisiana, Refunding GARB, Restructuring, Series A-2, 6.00%, 1/01/23	850	1,015,249
Parish of Saint Charles Louisiana Gulf Opportunity Zone, RB, Valero Energy Corp. Project, 4.00%, 12/01/40 (a)	1,760	1,931,758
Port of New Orleans Louisiana, Refunding RB, Continental Grain Co. Project, 6.50%, 1/01/17	3,500	3,507,665

		22,578,123
Maine — 0.3%
Portland New Public Housing Authority Maine, Refunding RB, Senior Living, Series A, 6.00%, 2/01/34	1,965	2,028,686
Maryland — 0.7%
Maryland EDC, RB, Transportation Facilities Project, Series A, 5.13%, 6/01/20	1,750	2,015,895
Maryland EDC, Refunding RB, CNX Marine Terminals Inc., 5.75%, 9/01/25	790	860,515
Maryland Health & Higher Educational Facilities Authority, RB, Johns Hopkins Health System, Series B, 5.00%, 7/01/33	1,140	1,341,564
Maryland Industrial Development Financing Authority, RB, Our Lady of Good Counsel School, Series A, 6.00%, 5/01/35	500	523,810

		4,741,784
Massachusetts — 0.2%
Massachusetts Health & Educational Facilities Authority, Refunding RB, Winchester Hospital, 5.00%, 7/01/25	1,060	1,163,074
Michigan — 4.0%
City of Detroit Michigan, Refunding RB, Second Lien, Series C (BHAC), 5.75%, 7/01/26	4,235	4,876,899

See Notes to Financial Statements.

42	SEMI-ANNUAL REPORT	OCTOBER 31, 2012

Schedule of Investments (continued)	BlackRock Muni Intermediate Duration Fund, Inc. (MUI) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Michigan (concluded)
Manistee Area Public Schools, GO, Refunding (Q-SBLF), 5.00%, 5/01/25	$1,000	$1,140,230
Michigan State Building Authority, Refunding RB, Facilities Program, Series A, 5.00%, 10/15/24	2,500	2,978,450
Michigan State Hospital Finance Authority, Refunding RB, Henry Ford Health, 5.25%, 11/15/24	4,900	5,633,383
State of Michigan Trunk Line, RB, Fund, 5.00%, 11/15/31	2,000	2,357,960
Wayne County Airport Authority, RB, Detroit Metropolitan Wayne County Airport, AMT (AGC), 4.75%, 12/01/18	7,665	8,270,382

		25,257,304
Minnesota — 0.9%
City of St. Cloud Minnesota, Refunding RB, Centracare Health System, Series A, 4.25%, 5/01/21	2,300	2,587,684
Minneapolis-St Paul Metropolitan Airports Commission, Refunding RB, Series B (b):
5.00%, 1/01/30	1,000	1,156,610
5.00%, 1/01/31	750	864,855
University of Minnesota, RB, Biomedical Science Research Facilities Funding Program, Series B, 5.00%, 8/01/36	1,000	1,169,640

		5,778,789
Mississippi — 0.8%
Mississippi Business Finance Corp., Refunding RB, System Energy Resource Inc. Project, 5.88%, 4/01/22	5,000	5,014,850
Missouri — 2.6%
Missouri Development Finance Board, RB, St. Joseph Sewage System Improvements, Series E, 4.75%, 5/01/26	750	791,445
Missouri Joint Municipal Electric Utility Commission Power, RB, Prairie State Project, Series A (BHAC), 5.00%, 1/01/32	5,000	5,650,150
Missouri State Environmental Improvement & Energy Resources Authority, Refunding RB, Revolving Funds Program, Series A, 5.00%, 1/01/25	3,150	3,922,884
Missouri State Health & Educational Facilities Authority, Refunding RB, SSM Health Care, Series B, 4.25%, 6/01/25	5,975	6,511,973

		16,876,452
Montana — 0.5%
Montana Facility Finance Authority, Refunding RB, Series B, 5.00%, 1/01/24	2,625	3,001,215
Nebraska — 0.8%
Douglas County School District No. 17 Nebraska, GO, Refunding, 2.00%, 6/15/25	4,380	4,253,812
Lancaster County Hospital Authority No. 1, Refunding RB, Immanuel Obligation Group, 5.50%, 1/01/30	1,000	1,135,930

		5,389,742
Nevada — 0.7%
County of Humboldt Nevada, Refunding RB, Idaho Power Co. Project, 5.15%, 12/01/24	3,800	4,270,858
New Hampshire — 0.6%
New Hampshire State Turnpike System, RB, Series C, 4.00%, 8/01/30	3,765	4,044,815
New Jersey — 15.5%
Essex County Improvement Authority, RB, Newark Project, Series A (AGM), 5.00%, 11/01/20	2,000	2,326,340
Garden State Preservation Trust, RB, Election of 2005, Series A (AGM) (e):
5.80%, 11/01/21	3,635	4,213,837
5.80%, 11/01/23	5,050	5,854,162

Municipal Bonds	Par (000)	Value

New Jersey (concluded)
New Jersey EDA, RB:
Continental Airlines Inc. Project, AMT, 6.40%, 9/15/23	$6,040	$6,150,592
Motor Vehicle Surcharge, Series A (NPFGC), 5.25%, 7/01/33	10,000	10,649,000
New Jersey EDA, Refunding RB:
New Jersey American Water Co., Series E, AMT, 4.70%, 12/01/25	3,000	3,295,350
School Facilities Construction, Series AA, 4.25%, 12/15/24	3,850	4,217,329
School Facilities Construction, Series EE, 5.00%, 9/01/23	3,465	4,134,923
New Jersey Health Care Facilities Financing Authority, Refunding RB, Hackensack University Medical, Series B (AGM), 4.00%, 1/01/24	635	685,864
New Jersey Higher Education Assistance Authority, Refunding RB:
Series 1, AMT, 5.50%, 12/01/26	1,665	1,919,812
Series 1, AMT, 5.00%, 12/01/27	12,000	12,976,800
Series 1A, 4.75%, 12/01/21	2,400	2,695,992
New Jersey State Housing & Mortgage Finance Agency, RB, S/F Housing, Series X, AMT, 5.10%, 10/01/23	3,150	3,361,806
New Jersey State Turnpike Authority, Refunding RB, Series B, 5.00%, 1/01/29	10,000	11,817,900
New Jersey Transportation Trust Fund Authority, RB, Transportation System:
CAB, Series C (AMBAC), 4.10%, 12/15/25 (c)	9,450	5,548,945
Series A, 5.25%, 6/15/24	3,185	3,847,257
Series B, 5.50%, 6/15/31	10,000	12,012,800
South Jersey Port Corp., RB, Marine Terminal, Series O-1 (AGC), 4.63%, 1/01/23	1,375	1,559,044
State of New Jersey, GO, Refunding, 5.25%, 8/01/21	1,355	1,741,785

		99,009,538
New York — 19.7%
City of New York New York, GO, Series D1, 5.13%, 12/01/26	4,615	5,448,146
City of New York New York, GO, Refunding:
Series B, 5.00%, 8/01/30	2,210	2,640,994
Series E, 5.00%, 8/01/27	3,500	4,198,950
Essex County Industrial Development Agency, Refunding RB, International Paper, Series A, AMT, 5.20%, 12/01/23	6,300	6,508,341
Hudson New York Yards Infrastructure Corp., RB, 5.75%, 2/15/47	4,250	5,017,890
Long Island Power Authority, Refunding RB, Series A, 5.50%, 4/01/24	1,475	1,773,584
Metropolitan Transportation Authority, RB:
Sub-Series B-1, 5.00%, 11/15/24	2,300	2,822,077
Sub-Series B-4, 5.00%, 11/15/24	1,500	1,840,485
Transportation, Series A, 5.00%, 11/15/25	1,980	2,251,696
Metropolitan Transportation Authority, Refunding RB:
Series B, 5.25%, 11/15/25	4,000	4,889,480
Series F, 5.00%, 11/15/30	1,460	1,701,834
New York City Industrial Development Agency, RB:
Continental Airlines Inc. Project, Mandatory Put Bonds, AMT, 8.38%, 11/01/16	3,500	3,517,465
Special Needs Facilities Pooled Program, Series C-1, 6.80%, 7/01/19	1,770	1,798,833
New York City Industrial Development Agency, Refunding RB, New York Stock Exchange Project, Series A, 4.25%, 5/01/24	1,740	1,909,232
New York City Transitional Finance Authority, RB, Fiscal 2009, Series S-3, 5.00%, 1/15/23	3,560	4,172,854
New York City Trust for Cultural Resources, Refunding RB, Carnegie Hall, Series A, 5.00%, 12/01/29	2,750	3,151,418

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2012	43

Schedule of Investments (continued)	BlackRock Muni Intermediate Duration Fund, Inc. (MUI) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

New York (concluded)
New York Liberty Development Corp., Refunding RB, Second Priority, Bank of America Tower at One Bryant Park Project, 5.63%, 7/15/47	$3,000	$3,386,430
New York State Dormitory Authority, LRB, Municipal Health Facilities, Sub-Series 2-4, 5.00%, 1/15/27	6,900	7,665,624
New York State Dormitory Authority, RB:
Education, Series D, 5.00%, 3/15/31	4,500	5,091,885
Fordham University, Series A, 5.25%, 7/01/25	900	1,081,269
Mental Health Services Facilities Improvement, Series A (AGM), 5.00%, 2/15/22	4,000	4,647,440
Mount Sinai School of Medicine, Series A (NPFGC), 5.15%, 7/01/24	1,000	1,164,490
North Shore-Long Island Jewish Health System, Series A, 5.50%, 5/01/30	1,495	1,711,386
North Shore-Long Island Jewish Health System, Series D, 5.00%, 5/01/39	1,600	1,784,336
NYU Hospital Center, Series A, 5.00%, 7/01/22	1,725	1,974,297
NYU Hospital Center, Series A, 5.13%, 7/01/23	1,670	1,908,309
School Districts Financing Program, Series C, 5.00%, 10/01/24	3,165	3,822,086
New York State Dormitory Authority, Refunding RB:
Mount Sinai Hospital, Series A, 4.25%, 7/01/23	2,225	2,426,919
North Shore-Long Island Jewish Health System, Series E, 5.00%, 5/01/22	650	744,153
North Shore-Long Island Jewish Health System, Series E, 5.00%, 5/01/23	2,160	2,452,097
Yeshiva University, 4.00%, 9/01/23	2,860	3,140,423
Yeshiva University, 4.25%, 9/01/24	2,750	3,041,995
Port Authority of New York & New Jersey, RB, JFK International Air Terminal, 5.00%, 12/01/20	2,475	2,856,719
Port Authority of New York & New Jersey, Refunding RB:
Consolidated, 152nd Series, AMT, 5.00%, 11/01/23	1,000	1,127,810
Consolidated, 153rd Series, 5.00%, 7/15/24	2,010	2,307,038
Sales Tax Asset Receivable Corp, Refunding RB, Series A (AMBAC), 5.25%, 10/15/27	9,850	10,697,001
United Nations Development Corp. New York, Refunding RB, Series A, 4.25%, 7/01/24	2,985	3,282,694
Westchester County New York Health Care Corp., Refunding RB, Senior Lien, Series A, 5.00%, 11/01/24	5,470	6,187,445

		126,145,125
North Carolina — 1.9%
City of Charlotte North Carolina, RB, Charlotte Douglas Airport, Series A, 5.00%, 7/01/33	4,000	4,580,120
Gaston County Industrial Facilities & Pollution Control Financing Authority North Carolina, RB, Exempt Facilities, National Gypsum Co. Project, AMT, 5.75%, 8/01/35	2,105	1,925,528
North Carolina Capital Facilities Finance Agency, RB, Solid Waste Disposal, Duke Energy Carolinas Project, Series B, 4.38%, 10/01/31	2,000	2,174,820
North Carolina Medical Care Commission, Refunding RB:
Vidant Health, Series A, 5.00%, 6/01/36	1,500	1,657,365
WakeMed, Series A, 5.00%, 10/01/31	1,500	1,734,735

		12,072,568
Ohio — 0.5%
City of Cincinnati Ohio, Refunding GO, Various Purpose, Series A, 4.38%, 12/01/30	900	976,032
Kent State University, RB, General Receipts, Series A, 5.00%, 5/01/37	1,000	1,131,570
Miami University, RB, General Receipts, 4.00%, 9/01/33 (b)	1,000	1,061,790

		3,169,392

Municipal Bonds	Par (000)	Value

Oregon — 1.5%
City of Tigard Washington County Oregon, Refunding RB, Water System, 5.00%, 8/01/37	$2,000	$2,326,700
Oregon Health & Science University, Refunding RB, Series A, 5.00%, 7/01/26	1,500	1,785,435
Oregon State Facilities Authority, Refunding RB, Reed College Project, Series A, 5.00%, 7/01/29	1,835	2,165,814
State of Oregon, GO:
Odot Project, Tax-Exempt, Series I, 5.00%, 5/01/37	1,000	1,179,660
Series H, 5.00%, 5/01/36	2,000	2,359,320

		9,816,929
Pennsylvania — 8.3%
City of Philadelphia Pennsylvania, RB, Series A, AMT (AGM), 5.00%, 6/15/20	2,895	3,217,734
City of Pittsburgh Pennsylvania, GO, Series C (AGM), 5.25%, 9/01/18	6,430	7,214,910
City of Pittsburgh Pennsylvania, GO, Refunding, Series B (AGM), 5.25%, 9/01/17	9,630	10,868,996
County of Allegheny Pennsylvania, GO, Series C-67:
5.00%, 11/01/25	2,700	3,128,922
5.00%, 11/01/26	2,375	2,702,346
County of Allegheny Pennsylvania, Refunding GO, Series C-68, 5.00%, 11/01/25	2,515	2,914,533
Montgomery County IDA Pennsylvania, MRB, Whitemarsh Continuing Care, 6.00%, 2/01/21	3,500	3,581,515
Pennsylvania Economic Development Financing Authority, RB, National Gypsum Co., Series A, AMT, 6.25%, 11/01/27	7,710	7,658,189
Pennsylvania Turnpike Commission, RB, Sub-Series B, 5.25%, 12/01/31	4,000	4,662,400
South Fork Municipal Authority, Refunding RB, Conemaugh Valley Memorial, Series A (AGC), 6.00%, 7/01/26	6,225	7,392,063

		53,341,608
Puerto Rico — 4.4%
Puerto Rico Aqueduct & Sewer Authority, Refunding RB, Senior Lien, Series A (AGC), 5.00%, 7/01/25	3,215	3,520,489
Puerto Rico Electric Power Authority, RB, Series TT, 5.00%, 7/01/27	6,500	6,709,560
Puerto Rico Highway & Transportation Authority, RB, Series Y (AGM), 6.25%, 7/01/21	3,000	3,597,300
Puerto Rico Highway & Transportation Authority, Refunding RB, Series AA-1 (AGM), 4.95%, 7/01/26	885	956,676
Puerto Rico Housing Finance Authority, Refunding RB, Subordinate, Capital Fund Modernization, 5.13%, 12/01/27	9,450	10,290,861
Puerto Rico Sales Tax Financing Corp., RB, First Sub-Series A, 6.00%, 8/01/42	650	718,907
Puerto Rico Sales Tax Financing Corp., Refunding RB, Series C, 5.25%, 8/01/40	2,000	2,195,300

		27,989,093
Rhode Island — 0.3%
Rhode Island Health & Educational Building Corp., RB, Providence College, 5.00%, 11/01/34	1,750	1,982,943
South Carolina — 0.2%
County of Florence South Carolina, Refunding RB, McLeod Regional Medical Center, Series A, 4.50%, 11/01/25	1,000	1,097,040
South Dakota — 0.2%
South Dakota Health & Educational Facilities Authority, Refunding RB, Regional Health, 5.00%, 9/01/25	1,000	1,120,610

See Notes to Financial Statements.

44	SEMI-ANNUAL REPORT	OCTOBER 31, 2012

Schedule of Investments (continued)	BlackRock Muni Intermediate Duration Fund, Inc. (MUI) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Tennessee — 1.8%
Chattanooga-Hamilton County Hospital Authority Tennessee, Refunding RB, Erlanger Health (AGM), 5.00%, 10/01/22	$1,620	$1,869,350
Johnson City Health & Educational Facilities Board, RB, Appalachian Christian Village Project, Series A, 6.00%, 2/15/19	1,360	1,361,510
Knox County Health Educational & Housing Facilities Board Tennessee, Refunding RB, Eastowne Village Project, 4.00%, 6/01/31	3,810	4,174,465
Memphis-Shelby County Sports Authority Inc., Refunding RB:
Memphis Arena Project, Series A, 5.00%, 11/01/23	2,695	3,102,780
Memphis Arena Project, Series B, 5.00%, 11/01/22	1,000	1,162,060

		11,670,165
Texas — 5.6%
City of Houston Texas, Refunding ARB, Subordinate Lien, Series A, AMT:
5.00%, 7/01/25	1,500	1,702,890
5.00%, 7/01/32	1,010	1,129,776
Dallas-Fort Worth International Airport Facilities Improvement Corp., RB, Series 2001-A-1, AMT, 6.15%, 1/01/16	4,000	4,006,960
Dallas/Fort Worth International Airport, Refunding RB, AMT:
Series E, 5.00%, 11/01/26	2,185	2,471,366
Series E, 5.00%, 11/01/27	4,960	5,593,243
Series F, 5.00%, 11/01/31	6,345	7,013,446
Frisco ISD, GO, Refunding (PSF-GTD), 4.25%, 8/15/28	4,000	4,539,000
Love Field Airport Modernization Corp., RB, Southwest Airlines Co. Project, AMT, 5.00%, 11/01/28	2,000	2,154,960
San Jacinto River Authority, RB, Special Project, 5.25%, 10/01/25	2,910	3,360,846
Socorro ISD, GO, Refunding:
5.00%, 8/15/30	1,000	1,178,230
5.00%, 8/15/32	2,500	2,918,575

		36,069,292
Vermont — 0.3%
Vermont Educational & Health Buildings Financing Agency, Refunding RB, Middlebury College Project, 5.00%, 11/01/32	1,680	2,023,190
Virginia — 2.9%
James City County EDA, Refunding RB, First Mortgage, Williamsburg Lodge, Series A:
5.75%, 3/01/17	3,285	3,304,316
6.00%, 3/01/23	1,150	1,155,037
Roanoke EDA, Refunding RB, Carilion Health System, Series B (AGM), 5.00%, 7/01/38	3,155	3,470,658
Tobacco Settlement Financing Corp. Virginia, RB, Asset-Backed, 5.63%, 6/01/37 (e)	7,800	8,831,940
Virginia Small Business Financing Authority, RB, Senior Lien, Express Lanes LLC, AMT, 5.00%, 7/01/34	1,560	1,635,894

		18,397,845
West Virginia — 2.7%
West Virginia Hospital Finance Authority, Refunding RB, Charleston, Series A, 5.13%, 9/01/23	4,000	4,383,320
West Virginia University, RB, Board of Governors University Improvement, Series B:
5.00%, 10/01/29	7,520	8,836,752
5.00%, 10/01/30	3,500	4,097,765

		17,317,837
Wisconsin — 2.2%
Public Finance Authority, Wisconsin Airport Facilities, Refunding RB, Series B, AMT, 5.25%, 7/01/28	4,765	5,084,684

Municipal Bonds	Par (000)	Value

Wisconsin (concluded)
State of Wisconsin, GO, Series C, 4.50%, 5/01/30	$6,120	$6,966,641
Wisconsin Housing & EDA, RB, Series C, AMT, 4.85%, 9/01/26	2,000	2,083,960

		14,135,285
Total Municipal Bonds — 128.9%		825,121,868

Municipal Bonds Transferred to Tender Option Bond Trusts (d)
California — 3.3%
Peralta Community College District, GO, Election of 2000, Series D (AGM), 5.00%, 8/01/30	10,140	10,640,916
Sequoia Union High School District California, GO, Refunding, Election of 2004, Series B (AGM), 5.50%, 7/01/35	9,028	10,199,839

		20,840,755
Illinois — 3.8%
Du Page & Will Counties Community School District No. 204 Indian, GO, School Building, Series A (NPFGC), 5.25%, 12/30/22	8,650	10,135,022
McHenry County Conservation District Illinois, GO (AGM), 5.13%, 2/01/27	12,695	14,315,647

		24,450,669
Louisiana — 4.0%
State of Louisiana, GO, Series A, 5.00%, 8/01/24	12,000	15,001,320
State of Louisiana Gas & Fuels, Refunding RB, Series A-1, 4.00%, 5/01/34	10,000	10,735,700

		25,737,020
Massachusetts — 3.3%
Massachusetts Development Finance Agency, Refunding RB, Partners Healthcare, Series L, 5.00%, 7/01/31	10,175	11,734,295
Massachusetts School Building Authority, RB, Series A (AGM):
5.00%, 8/15/15	1,075	1,187,815
5.00%, 8/15/30	7,264	8,029,595

		20,951,705
Minnesota — 1.9%
State of Minnesota, GO, State Various Purpose, Series A, 4.00%, 8/01/29	10,525	12,135,088
New Jersey — 1.9%
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series D (AGM), 5.00%, 6/15/19	11,120	12,261,357
New York — 9.8%
City of New York New York, GO:
Sub-Series B-1, 5.25%, 9/01/22	8,250	10,098,412
Sub-Series I-1, 5.50%, 4/01/21	4,992	6,246,557
City of New York New York, Refunding GO, Series E, 5.00%, 8/01/24	3,990	4,867,122
New York City Municipal Water Finance Authority, Refunding RB, Series A, 4.75%, 6/15/30	8,000	9,005,600
New York State Dormitory Authority, Refunding RB, Series A, 5.00%, 7/01/42	2,240	2,582,944
New York State Urban Development Corp., RB, State Personal Income Tax, State Facilities, Series A-1 (NPFGC), 5.25%, 3/15/34	10,000	10,682,200
New York State Urban Development Corp., Refunding RB, Service Contract, Series B, 5.00%, 1/01/21	8,003	9,490,000
Port Authority of New York & New Jersey, RB, Consolidated, 169th Series, AMT, 5.00%, 10/15/26	5,530	6,416,404

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2012	45

Schedule of Investments (concluded)	BlackRock Muni Intermediate Duration Fund, Inc. (MUI) (Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (d)	Par (000)	Value

New York (concluded)
Suffolk County Water Authority, Refunding RB, 3.00%, 6/01/25	$3,242	$3,362,139

		62,751,378
Washington — 1.8%
Snohomish County School District No. 15—Edmonds Washington, GO, (NPFGC), 5.00%, 12/01/19	10,000	11,581,900
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 29.8%		190,709,872
Total Long-Term Investments (Cost — $930,382,724) — 158.7%		1,015,831,740

Short-Term Securities	Shares
Money Market Funds — 0.0%
FFI Institutional Tax-Exempt Fund, 0.04% (i)(j)	93,623	93,623

	Par (000)
Connecticut — 0.3%
Connecticut Housing Finance Authority, Refunding RB, VRDN, Housing Mortgage Finance Program, Sub-Series A-2, 0.23%, 11/01/12 (h)	$1,940	1,940,000
Massachusetts — 0.7%
Massachusetts Health & Educational Facilities Authority, RB, VRDN, Stonehill College, Series K (Bank of America NA LOC), 0.21%, 11/01/12 (h)	4,320	4,320,000
Total Short-Term Securities (Cost — $6,353,623) — 1.0%		6,353,623
Total Investments (Cost — $936,736,347) — 159.7%		1,022,185,363
Other Assets Less Liabilities — 1.2%		7,676,807
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (16.0)%		(102,780,212)
VRDP Shares, at Liquidation Value — (44.9)%		(287,100,000)

Net Assets Applicable to Common Shares — 100.0%		$639,981,958

(a)	Variable rate security. Rate shown is as of report date.

(b)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
National Financial Services Corp.	$1,061,790	$2,110
Piper Jaffray	$1,156,610	$780
Piper Jaffray	$864,855	$(75)

(c)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(d)	Securities represent bonds transferred to a TOB in exchange for which the Fund acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(e)	US government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(f)	Non-income producing security.

(g)	Issuer filed for bankruptcy and/or is in default of interest payments.

(h)	Variable rate security. Rate shown is as of report date and maturity shown is the date the principal owed can be recovered through demand.
(i)	Investments in issuers considered to be an affiliate of the Fund during the period ended October 31, 2012, for purposes of Section 2(a)(3) of the 1940 Act, as amended, were as follows:

Affiliate	Shares Held at April 30, 2012	Net Activity	Shares Held at October 31, 2012	Income
FFI Institutional Tax-Exempt Fund	3,601,217	(3,507,594)	93,623	$6

(j)	Represents the current yield as of report date.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of October 31, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Invest- ments[1]	—	$1,015,831,740	—	$1,015,831,740
Short-Term Securities	$93,623	6,260,000	—	6,353,623

Total	$93,623	$1,022,091,740	—	$1,022,185,363

[1]	See above Schedule of Investments for values in each state or political subdivision.

Certain of the Fund’s liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of October 31, 2012, such liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB trust certificates	—	$(102,718,447)	—	$(102,718,447)
VRDP Shares	—	(287,100,000)	—	(287,100,000)

Total	—	$(389,818,447)	—	$(389,818,447)

There were no transfers between levels during the six months ended October 31, 2012.

See Notes to Financial Statements.

46	SEMI-ANNUAL REPORT	OCTOBER 31, 2012

Schedule of Investments October 31, 2012 (Unaudited)	BlackRock MuniVest Fund II, Inc. (MVT) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Alabama — 0.4%
County of Jefferson Alabama, RB, Series A, 5.25%, 1/01/19	$1,490	$1,489,106
Alaska — 1.0%
Northern Tobacco Securitization Corp., Refunding RB, Tobacco Settlement, Asset-Backed, Series A:
4.63%, 6/01/23	1,720	1,724,094
5.00%, 6/01/46	2,250	1,906,492

		3,630,586
Arizona — 0.8%
Maricopa County IDA Arizona, RB, Arizona Charter Schools Project, Series A, 6.75%, 7/01/29	1,000	704,530
Pima County IDA, RB:
6.75%, 7/01/21	305	305,579
Arizona Charter Schools Project, Series C, 6.75%, 7/01/31	1,890	1,892,287

		2,902,396
California — 9.7%
California Health Facilities Financing Authority, RB:
St. Joseph Health System, Series A, 5.75%, 7/01/39	2,200	2,541,440
Stanford Hospital and Clinics, Series A, 5.00%, 8/15/51	1,180	1,318,308
Sutter Health, Series B, 6.00%, 8/15/42	3,170	3,808,945
California State Public Works Board, RB, Various Capital Projects, Sub-Series I-1, 6.38%, 11/01/34	1,185	1,434,158
City of Los Angeles Department of Airports, Refunding RB, Series A, 5.25%, 5/15/39	800	902,600
San Marcos Unified School District, CAB, GO, Election of 2010, Series B (a):
5.14%, 8/01/41	5,000	1,162,250
5.08%, 8/01/42	2,000	449,660
State of California, GO, Various Purpose:
6.00%, 3/01/33	2,525	3,130,899
6.50%, 4/01/33	14,925	18,766,098

		33,514,358
Colorado — 2.2%
Colorado Health Facilities Authority, RB, Catholic Health Initiatives, Series D, 6.25%, 10/01/33	1,060	1,254,923
Colorado Health Facilities Authority, Refunding RB, The Evangelical Lutheran Good Samaritan Society Project, 5.00%, 12/01/42	1,000	1,068,240
Plaza Metropolitan District No. 1 Colorado, Tax Allocation Bonds, Public Improvement Fee, Tax Increment:
8.00%, 12/01/25	3,300	3,415,962
Subordinate, 8.13%, 12/01/25	820	819,975
University of Colorado, RB, Series A, 5.75%, 6/01/28	750	944,273

		7,503,373
Connecticut — 1.8%
Connecticut State Health & Educational Facility Authority, RB, Ascension Health Senior Credit, 5.00%, 11/15/40	1,375	1,517,106
Connecticut State Health & Educational Facility Authority, Refunding RB, Wesleyan University, 5.00%, 7/01/35	3,385	3,857,884
Mohegan Tribe of Indians of Connecticut, Refunding RB, Public Improvement, Priority Distribution, 6.25%, 1/01/31	950	950,846

		6,325,836
Delaware — 1.6%
County of Sussex Delaware, RB, NRG Energy, Inc., Indian River Project, 6.00%, 10/01/40	1,125	1,267,830
Delaware State EDA, RB, Exempt Facilities, Indian River Power, 5.38%, 10/01/45	4,065	4,372,395

		5,640,225

Municipal Bonds	Par (000)	Value

District of Columbia — 2.2%
Metropolitan Washington Airports Authority, Refunding RB:
CAB, Second Senior Lien, Series B (AGC), 4.94%, 10/01/33 (a)	$6,590	$2,374,838
CAB, Second Senior Lien, Series B (AGC), 5.00%, 10/01/34 (a)	4,830	1,636,935
CAB, Second Senior Lien, Series B (AGC), 5.05%, 10/01/35 (a)	6,515	2,078,481
First Senior Lien, Series A, 5.25%, 10/01/44	1,500	1,666,785

		7,757,039
Florida — 2.9%
County of Miami-Dade Florida, Refunding RB, Miami International Airport, Series A-1, 5.38%, 10/01/41	1,165	1,329,999
Fiddlers Creek Community Development District No. 2, Special Assessment Bonds, Series A, 6.38%, 5/01/35 (b)(c)	2,350	1,235,301
Hillsborough County IDA, RB, National Gypsum Co., Series B, AMT, 7.13%, 4/01/30	2,720	2,721,034
Mid-Bay Bridge Authority, RB, Series A, 7.25%, 10/01/40	2,265	2,868,894
Midtown Miami Community Development District, Special Assessment Bonds, Series A, 6.25%, 5/01/37	915	934,114
Palm Coast Park Community Development District, Special Assessment Bonds, 5.70%, 5/01/37	1,175	806,896

		9,896,238
Georgia — 4.0%
DeKalb Private Hospital Authority, Refunding RB, Children’s Healthcare, 5.25%, 11/15/39	130	144,083
Fulton County Residential Care Facilities for the Elderly Authority, Refunding RB, Canterbury Court Project, Series A, 6.13%, 2/15/26	2,000	2,051,500
Metropolitan Atlanta Rapid Transit Authority, RB, Sales Tax, Third Indenture Series A, 5.00%, 7/01/39	3,465	3,903,080
Municipal Electric Authority of Georgia, RB, Series W:
6.60%, 1/01/18 (d)(e)	380	395,356
6.60%, 1/01/18	5,520	6,106,555
Municipal Electric Authority of Georgia, Refunding RB, Series X, 6.50%, 1/01/20	1,205	1,415,851

		14,016,425
Hawaii — 0.5%
State of Hawaii, RB, Series A, 5.25%, 7/01/30	1,355	1,590,743
Illinois — 17.2%
Chicago Illinois Board of Education, GO, Refunding, Series A, 5.50%, 12/01/39	2,110	2,469,903
Chicago Transit Authority, RB, Sales Tax Receipts Revenue, 5.25%, 12/01/40	1,050	1,203,331
City of Chicago Illinois, GARB, O’Hare International Airport, Third Lien, Series C (AGM), 6.50%, 1/01/41	5,865	7,279,345
City of Chicago Illinois, GO, Public Improvement Project, Series A, 5.00%, 1/01/34	4,535	5,098,338
City of Chicago Illinois, Refunding RB:
Sales Tax, Series A, 5.25%, 1/01/38	820	949,068
Waterworks Revenue, 5.00%, 11/01/42	2,865	3,256,072
City of Chicago Illinois, Special Assessment Bonds, Lake Shore East, 6.75%, 12/01/32	800	819,496
City of Chicago Illinois, Tax Allocation Bonds, Kingsbury Redevelopment Project, Series A, 6.57%, 2/15/13	300	300,288
Illinois Finance Authority, RB:
Advocate Health Care Network, Series D, 6.50%, 11/01/38	5,000	5,885,350
Community Rehabilitation Providers Facilities, Series A, 6.50%, 7/01/22	470	437,415
Navistar International, Recovery Zone, 6.50%, 10/15/40	910	944,644

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2012	47

Schedule of Investments (continued)	BlackRock MuniVest Fund II, Inc. (MVT) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Illinois (concluded)
Illinois Finance Authority, Refunding RB:
Ascension Health, Series A, 5.00%, 11/15/37	$970	$1,084,285
Ascension Health, Series A, 5.00%, 11/15/42	1,765	1,961,374
Central DuPage Health, Series B, 5.50%, 11/01/39	1,610	1,814,776
Metropolitan Pier & Exposition Authority, Refunding RB, McCormick Place Expansion Project (AGM):
Series B, 5.00%, 6/15/50	3,150	3,429,405
Series B-2, 5.00%, 6/15/50	2,500	2,720,975
Railsplitter Tobacco Settlement Authority, RB:
5.50%, 6/01/23	1,335	1,559,120
6.00%, 6/01/28	1,140	1,353,408
Regional Transportation Authority, RB:
Series A (AMBAC), 7.20%, 11/01/20	1,175	1,407,885
Series A (NPFGC), 6.70%, 11/01/21	6,450	7,710,717
Series C (NPFGC), 7.75%, 6/01/20	2,500	3,103,350
State of Illinois, RB, Build Illinois, Series B, 5.25%, 6/15/34	630	723,095
Village of Hodgkins Illinois, RB, MBM Project, AMT, 6.00%, 11/01/23	2,800	2,804,004
Village of Wheeling Illinois, Tax Allocation Bonds, North Milwaukee/Lake-Cook TIF Project, 6.00%, 1/01/25	1,450	1,457,438

		59,773,082
Indiana — 2.8%
Indiana Finance Authority, RB:
Sisters of St. Francis Health, 5.25%, 11/01/39	840	925,638
Wastewater Utility, First Lien, CWA Authority Project, Series A, 5.25%, 10/01/38	1,580	1,811,012
Indiana Finance Authority, Refunding RB:
Ascension Health Senior Credit, Series B-5, 5.00%, 11/15/36	1,500	1,618,680
Community Health Network, Series A, 5.00%, 5/01/42 (f)	1,885	2,058,853
Parkview Health System, Series A, 5.75%, 5/01/31	2,795	3,244,073

		9,658,256
Iowa — 0.6%
Iowa Student Loan Liquidity Corp., Refunding RB, Senior Series A-1, AMT, 5.15%, 12/01/22	1,950	2,220,387
Kansas — 0.5%
Kansas Development Finance Authority, Refunding RB, Sisters of Leavenworth, Series A, 5.00%, 1/01/40	1,660	1,812,156
Kentucky — 0.3%
Kentucky Economic Development Finance Authority, RB, Owensboro Medical Health System, Series A, 6.38%, 6/01/40	1,010	1,201,900
Louisiana — 4.3%
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp., Series A-1, 6.50%, 11/01/35	3,320	3,873,577
Port of New Orleans Louisiana, Refunding RB, Continental Grain Co. Project, 6.50%, 1/01/17	7,500	7,516,425
Sabine River Authority Louisiana, Refunding RB, International Paper Co. Project, 6.20%, 2/01/25	3,600	3,630,960

		15,020,962
Maine — 0.3%
Maine State Turnpike Authority, RB, Series A, 5.00%, 7/01/42	885	1,022,892
Maryland — 1.5%
County of Montgomery Maryland, GO, West Germantown Development District, Senior Series A (Radian), 6.70%, 7/01/27	1,130	1,155,764

Municipal Bonds	Par (000)	Value

Maryland (concluded)
Maryland Community Development Administration, Refunding RB, Residential, Series D, AMT, 4.90%, 9/01/42	$1,500	$1,547,115
Maryland EDC, RB, Transportation Facilities Project, Series A, 5.75%, 6/01/35	435	491,028
Maryland EDC, Refunding RB, CNX Marine Terminals, Inc., 5.75%, 9/01/25	830	904,086
Maryland Health & Higher Educational Facilities Authority, RB, University Of Maryland Medical System, Series B (NPFGC), 7.00%, 7/01/22	955	1,172,788

		5,270,781
Massachusetts — 2.9%
Massachusetts Health & Educational Facilities Authority, Refunding RB, Partners Healthcare, Series J1, 5.00%, 7/01/39	1,805	1,973,641
Massachusetts HFA, RB, AMT:
S/F, Series 130, 5.00%, 12/01/32	2,720	2,828,719
Series A, 5.20%, 12/01/37	2,830	2,938,700
Massachusetts HFA, Refunding HRB, Series F, AMT, 5.70%, 6/01/40	2,105	2,267,022

		10,008,082
Michigan — 6.6%
City of Detroit Michigan, RB, Senior Lien:
Sewage Disposal System, Series B (AGM), 7.50%, 7/01/33	910	1,141,322
Water Supply System, Series A, 5.25%, 7/01/41	3,075	3,275,152
Kalamazoo Hospital Finance Authority, Refunding RB, Bronson Methodist Hospital, 5.50%, 5/15/36	1,380	1,546,911
Michigan State Hospital Finance Authority, Refunding RB, Series A:
Henry Ford Health System, 5.25%, 11/15/46	5,080	5,382,158
McLaren Health Care, 5.75%, 5/15/38	8,560	9,572,220
Royal Oak Hospital Finance Authority Michigan, Refunding RB, William Beaumont Hospital, 8.25%, 9/01/39	1,400	1,805,300

		22,723,063
Minnesota — 2.4%
Tobacco Securitization Authority Minnesota, Refunding RB, Tobacco Settlement, Series B:
5.25%, 3/01/25	4,495	5,122,322
5.25%, 3/01/31	3,015	3,358,167

		8,480,489
Mississippi — 1.4%
County of Lowndes Mississippi, Refunding RB, Weyerhaeuser Co. Project, Series A, 6.80%, 4/01/22	3,000	3,534,840
University of Southern Mississippi, RB, Campus Facilities Improvements Project, 5.38%, 9/01/36	1,065	1,211,022

		4,745,862
Nebraska — 0.7%
Central Plains Energy Project Nebraska, RB, Gas Project No. 3:
5.25%, 9/01/37	825	904,753
5.00%, 9/01/42	1,445	1,543,448

		2,448,201
New Jersey — 2.8%
New Jersey EDA, RB, Continental Airlines, Inc. Project, AMT, 6.25%, 9/15/29	1,955	2,001,353
New Jersey Health Care Facilities Financing Authority, RB, Pascack Valley Hospital Association, 6.63%, 7/01/36 (b)(c)	1,680	17
New Jersey State Housing & Mortgage Finance Agency, RB, Series AA, 6.38%, 10/01/28	1,010	1,094,244

See Notes to Financial Statements.

48	SEMI-ANNUAL REPORT	OCTOBER 31, 2012

Schedule of Investments (continued)	BlackRock MuniVest Fund II, Inc. (MVT) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

New Jersey (concluded)
New Jersey Transportation Trust Fund Authority, RB, Transportation System:
Series A, 5.50%, 6/15/41	$1,635	$1,912,312
Series B, 5.25%, 6/15/36	2,460	2,843,293
Tobacco Settlement Financing Corp. New Jersey, Refunding RB, Series 1A, 4.50%, 6/01/23	1,845	1,799,428

		9,650,647
New York — 9.3%
Metropolitan Transportation Authority, RB:
Series 2008C, 6.50%, 11/15/28	9,405	12,022,694
Series E, 5.00%, 11/15/42	540	610,994
Metropolitan Transportation Authority, Refunding RB, Transportation , Series D, 5.25%, 11/15/40	1,205	1,367,892
New York City Industrial Development Agency, RB:
British Airways Plc Project, AMT, 7.63%, 12/01/32	1,920	1,968,000
Series C, 6.80%, 6/01/28	690	698,922
Special Needs Facilities Pooled Program, Series C-1, 6.50%, 7/01/17	685	692,131
New York City Transitional Finance Authority, RB, Fiscal 2009, Series S-3, 5.25%, 1/15/39	6,700	7,563,697
New York Liberty Development Corp., Refunding RB, Second Priority, Bank of America Tower at One Bryant Park Project, 6.38%, 7/15/49	1,220	1,417,152
New York State Thruway Authority, RB, Series I, 5.00%, 1/01/42	1,775	2,014,944
Port Authority of New York & New Jersey, RB, JFK International Air Terminal:
6.00%, 12/01/36	1,165	1,368,479
6.00%, 12/01/42	1,250	1,458,737
Westchester County Industrial Development Agency New York, RB, Special Needs Facilities Pooled Program, Series E-1, 6.50%, 7/01/17	1,000	1,010,890

		32,194,532
North Carolina — 1.5%
Gaston County Industrial Facilities & Pollution Control Financing Authority North Carolina, RB, Exempt Facilities National Gypsum Co. Project, AMT, 5.75%, 8/01/35	1,675	1,532,189
North Carolina Medical Care Commission, RB, Duke University Health System, Series A, 5.00%, 6/01/42	1,400	1,537,158
North Carolina Medical Care Commission, Refunding RB, Carolina Village Project, 6.00%, 4/01/38	2,000	2,102,480

		5,171,827
Oregon — 0.1%
City of Tigard Washington County Oregon, Refunding RB, Water System, 5.00%, 8/01/37	250	290,838
Pennsylvania — 1.8%
Allegheny County Hospital Development Authority, Refunding RB, Health System, West Penn, Series A, 5.38%, 11/15/40	2,205	1,560,126
Bucks County IDA, RB, Ann’s Choice Inc. Facility, Series A, 6.13%, 1/01/25	880	890,551
Montgomery County IDA Pennsylvania, MRB, Whitemarsh Continuing Care, 6.13%, 2/01/28	420	428,198
Pennsylvania Economic Development Financing Authority, RB, Aqua Pennsylvania, Inc. Project, 5.00%, 11/15/40	1,890	2,114,230
Philadelphia Authority for Industrial Development, RB, Commercial Development, AMT, 7.75%, 12/01/17	1,265	1,266,923

		6,260,028

Municipal Bonds	Par (000)	Value

Puerto Rico — 2.7%
Puerto Rico Sales Tax Financing Corp., RB, First Sub-Series A, 6.50%, 8/01/44	$4,255	$4,991,115
Puerto Rico Sales Tax Financing Corp., Refunding RB, Series C, CAB, 5.45%, 8/01/39 (a)	18,670	4,430,764

		9,421,879
South Carolina — 1.1%
South Carolina State Ports Authority, RB, 5.25%, 7/01/40	3,280	3,702,858
South Dakota — 0.3%
South Dakota Health and Educational Facilities Authority, RB, Series E, 5.00%, 11/01/42 (f)	1,070	1,172,260
Tennessee — 0.4%
Johnson City Health & Educational Facilities Board, RB, Appalachian Christian Village Project, Series A, 6.00%, 2/15/24	1,000	1,000,710
Rutherford County Health & Educational Facilities Board, RB, Ascension Health, Series C, 5.00%, 11/15/47	210	237,352

		1,238,062
Texas — 11.0%
Brazos River Authority, Refunding RB, Texas Utility Co., Series A, AMT, 7.70%, 4/01/33	1,500	209,160
Brazos River Harbor Navigation District, Refunding RB, Dow Chemical Co. Project, Series A-7, AMT, 6.63%, 5/15/33	3,000	3,037,710
Central Texas Regional Mobility Authority, Refunding RB, Senior Lien, 6.25%, 1/01/46	2,140	2,500,119
City of Austin Texas, Refunding RB, Water & Wastewater System Revenue, 5.00%, 11/15/37	630	736,729
City of Dallas Texas, Refunding RB, Waterworks & Sewer System, 5.00%, 10/01/35	1,510	1,742,072
City of Houston Texas, RB, Special Facilities, Continental Airlines, Series E, AMT, 6.75%, 7/01/21	4,820	4,837,882
Dallas Fort Worth International Airport, Refunding RB, AMT, 5.00%, 11/01/35	1,800	1,968,588
Fort Bend County Industrial Development Corp., RB, 4.75%, 11/01/42	1,475	1,492,582
Harris County Health Facilities Development Corp., Refunding RB, Memorial Hermann Healthcare System, Series B, 7.25%, 12/01/35	2,000	2,509,860
North Texas Tollway Authority, Refunding RB, First Tier, Series A, 6.25%, 1/01/39	7,000	8,038,100
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien:
LBJ Infrastructure Group LLC, LBJ Freeway Managed Lanes Project, 7.00%, 6/30/40	3,000	3,702,780
NTE Mobility Partners LLC, North Tarrant Express Managed Lanes Project, 6.88%, 12/31/39	3,000	3,638,820
University of Texas System, Refunding RB, Financing System, Series B, 5.00%, 8/15/43	3,080	3,639,174

		38,053,576
Utah — 0.7%
County of Utah, RB, IHC Health Services, Inc., 5.00%, 5/15/43	2,010	2,267,220
Virginia — 2.7%
Fairfax County EDA, Refunding RB, Goodwin House Inc.:
5.13%, 10/01/37	500	516,970
5.13%, 10/01/42	3,440	3,545,986
Virginia Small Business Financing Authority, RB, Senior Lien, Elizabeth River, AMT:
5.25%, 1/01/32	1,615	1,763,257
6.00%, 1/01/37	1,830	2,105,086
5.50%, 1/01/42	1,155	1,266,481

		9,197,780

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2012	49

Schedule of Investments (continued)	BlackRock MuniVest Fund II, Inc. (MVT) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Washington — 2.4%
Washington Health Care Facilities Authority, RB, Swedish Health Services, Series A, 6.75%, 5/15/21 (e)	$1,980	$2,790,711
Washington Health Care Facilities Authority, Refunding RB:
Catholic Health Initiatives, Series D, 6.38%, 10/01/36	3,700	4,528,356
Providence Health & Services, Series A, 5.00%, 10/01/42	1,015	1,137,094

		8,456,161
Wisconsin — 4.0%
State of Wisconsin, Refunding RB, Series A, 6.00%, 5/01/36	7,100	8,705,807
Wisconsin Health & Educational Facilities Authority, RB:
Ascension Health Senior Credit Group, 5.00%, 11/15/33	2,465	2,739,355
SynergyHealth Inc., 6.00%, 8/1/13 (e)	2,215	2,309,957

		13,755,119
Total Municipal Bonds — 109.4%		379,485,225

Municipal Bonds Transferred to Tender Option Bond Trusts (g)
Arizona — 0.8%
Salt River Project Agricultural Improvement & Power District, RB, Series A, 5.00%, 1/01/38	2,450	2,786,854
California — 8.2%
Bay Area Toll Authority, Refunding RB, San Francisco Bay Area, Series F-1, 5.63%, 4/01/44	3,271	3,807,516
California Educational Facilities Authority, RB, University of Southern California, Series B, 5.25%, 10/01/39 (h)	2,610	3,056,440
City of Los Angeles California Department of Airports, Refunding RB, Senior, Los Angeles International Airport, Series A, 5.00%, 5/15/40	5,939	6,714,089
Los Angeles Community College District California, GO, Election of 2001, Series A (AGM), 5.00%, 8/01/32	2,290	2,604,600
San Diego Community College District California, GO, Election of 2002, 5.25%, 8/01/33	1,077	1,301,304
San Francisco City & County Public Utilities Commission, RB, Series B, 5.00%, 11/01/39	9,480	10,814,784

		28,298,733
Colorado — 0.7%
Colorado Health Facilities Authority, Refunding RB, Catholic Health, Series A, 5.50%, 7/01/34 (h)	2,129	2,435,089
Connecticut — 2.0%
Connecticut State Health & Educational Facility Authority, RB, Yale University, Series Z-3, 5.05%, 7/01/42	6,000	6,871,920
Florida — 1.8%
County of Miami-Dade Florida, RB, Water & Sewer System, 5.00%, 10/01/34	5,679	6,410,170
Illinois — 1.4%
City of Chicago Illinois, Refunding RB, Second Lien (AGM), 5.25%, 11/01/33	1,320	1,530,500
Illinois State Toll Highway Authority, RB, Series B, 5.50%, 1/01/33	2,999	3,372,829

		4,903,329
Maryland — 2.1%
Maryland Health & Higher Educational Facilities Authority, Refunding RB, Ascension Health, Series B, 5.00%, 11/15/51	4,159	4,639,178

Municipal Bonds Transferred to Tender Option Bond Trusts (g)	Par (000)	Value

Maryland (concluded)
Maryland State Transportation Authority, RB, Transportation Facility Project (AGM), 5.00%, 7/01/41	$2,290	$2,572,952

		7,212,130
Massachusetts — 4.7%
Massachusetts School Building Authority, RB, Series A:
5.00%, 8/15/15 (e)	1,275	1,409,372
5.00%, 8/15/30	8,725	9,644,528
Sales Tax Revenue, Senior, Series B, 5.00%, 10/15/41	4,530	5,263,860

		16,317,760
Michigan — 0.9%
Detroit Water and Sewerage Department, Refunding RB, Sewage Disposal System, Senior Lien, Series A:
5.00%, 7/01/32	1,563	1,664,719
5.25%, 7/01/39	1,349	1,462,092

		3,126,811
New Hampshire — 0.7%
New Hampshire Health & Education Facilities Authority, RB, Dartmouth College, 5.25%, 6/01/39 (h)	2,009	2,402,935
New York — 11.5%
Hudson New York Yards Infrastructure Corp., RB, Senior Series A, 5.75%, 2/15/47	1,610	1,900,726
New York City Municipal Water Finance Authority, Refunding RB, Water & Sewer System:
Series DD, 5.00%, 6/15/37	6,299	7,161,938
Series FF-2, 5.50%, 6/15/40	1,575	1,886,949
New York City Transitional Finance Authority, RB, Future Tax Secured Revenue, Sub-Series E-1, 5.00%, 2/01/42	2,459	2,834,826
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Construction, 5.25%, 12/15/43	10,740	12,350,080
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51	6,440	7,592,695
New York State Dormitory Authority, ERB, Series F, 5.00%, 3/15/35	5,789	6,294,967

		40,022,181
North Carolina — 2.0%
North Carolina Capital Facilities Finance Agency, Refunding RB, Duke University Project, Series A, 5.00%, 10/01/41	6,239	6,997,895
Ohio — 5.3%
Ohio Higher Educational Facility Commission, Refunding RB, Hospital, Cleveland Clinic Health, Series A, 5.25%, 1/01/33	2,400	2,650,536
State of Ohio, Refunding RB, Cleveland Clinic Health, Series A, 5.50%, 1/01/39	13,843	15,644,195

		18,294,731
South Carolina — 1.7%
South Carolina State Public Service Authority, Refunding RB, Santee Cooper, Series A, 5.50%, 1/01/38 (h)	4,995	5,928,016
Texas — 3.0%
Harris County Texas Metropolitan Transit Authority, Refunding RB, Sales and Use Tax Bonds, Series A, 5.00%, 11/01/41	3,400	3,906,838
Texas Department of Housing & Community Affairs, MRB, Series B, AMT (Ginnie Mae), 5.25%, 9/01/32	3,361	3,540,301
Texas State University Systems, Refunding RB (AGM), 5.00%, 3/15/30	2,743	3,079,686

		10,526,825

See Notes to Financial Statements.

50	SEMI-ANNUAL REPORT	OCTOBER 31, 2012

Schedule of Investments (continued)	BlackRock MuniVest Fund II, Inc. (MVT) (Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (g)	Par (000)	Value

Utah — 0.9%
City of Riverton Utah Hospital, RB, IHC Health Services, Inc., 5.00%, 8/15/41	$2,774	$3,041,261
Washington — 5.5%
Central Puget Sound Regional Transit Authority, RB, Series A:
5.00%, 11/01/34	5,000	5,713,475
5.00%, 11/01/36	4,000	4,570,780
(AGM), 5.00%, 11/01/32	7,693	8,787,911

		19,072,166
Wisconsin — 0.8%
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert & Community Health Inc., 5.25%, 4/01/39 (h)	2,499	2,779,159
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 54.0%		187,427,965
Total Long-Term Investments (Cost — $505,789,259) — 163.4%		566,913,190

Short-Term Securities	Shares
Money Market Fund — 0.0%
FFI Institutional Tax-Exempt Fund, 0.04% (i)(j)	67,332	67,332

	Par (000)
Connecticut — 2.8%
Connecticut Housing Finance Authority, Refunding RB, VRDN, Housing Mortgage Finance Program (JPMorgan Chase Bank NA SBPA), 0.23%, 11/01/12 (k):
Series A	$6,900	6,900,000
Sub-Series A-2	2,800	2,800,000

		9,700,000
Virginia — 1.2%
Roanoke Economic Development Authority, RB, VRDN, Carilion Health System (AGM Insurance, Wells Fargo Bank NA SBPA), 0.21%, 11/01/12 (k):
Series A-1	2,200	2,200,000
Series A-2	2,000	2,000,000

		4,200,000
Total Short-Term Securities (Cost — $13,967,332) — 4.0%		13,967,332
Total Investments (Cost — $519,756,591) — 167.4%		580,880,522
Other Assets Less Liabilities — 1.1%		3,954,490
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (28.2)%		(97,879,326)
VMTP Shares, at Liquidation Value — (40.3)%		(140,000,000)

Net Assets Applicable to Common Shares — 100.0%		$346,955,686

(a)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(b)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.

(c)	Non-income producing security.

(d)	Security is collateralized by Municipal or US Treasury obligations.

(e)	US government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(f)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation
Wells Fargo & Co.	$2,058,853	$11,122
Cain Brothers Co.	$1,172,260	$7,426

(g)	Securities represent bonds transferred to a TOB in exchange for which the Fund acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(h)	All or a portion of security is subject to a recourse agreement, which may require the Fund to pay the Liquidity Provider in the event there is a shortfall between the TOB Trust Certificates and proceeds received from the sale of the security contributed to the TOB trust. In the case of a shortfall, the aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements is $8,722,888.

(i)	Investments in issuers considered to be an affiliate of the Fund during the period ended October 31, 2012, for purposes of Section 2(a)(3) of the 1940 Act, as amended, were as follows:

Affiliate	Shares Held at April 30, 2012	Net Activity	Shares Held at October 31, 2012	Income
FFI Institutional Tax-Exempt Fund	40,158	27,174	67,332	$9

(j)	Represents the current yield as of report date.

(k)	Variable rate security. Rate shown is as of report date and maturity shown is the date the principal owed can be recovered through demand.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2012	51

Schedule of Investments (concluded)	BlackRock MuniVest Fund II, Inc. (MVT)

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of October 31, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Invest- ments[1]	—	$566,913,190	—	$566,913,190
Short-Term Securities	$67,332	13,900,000	—	13,967,332

Total	$67,332	$580,813,190	—	$580,880,522

[1]	See above Schedule of Investments for values in each state or political subdivision.

Certain of the Fund’s liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of October 31, 2012, such liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust certificates	—	$(97,815,267)	—	$(97,815,267)
VMTP Shares	—	(140,000,000)	—	(140,000,000)

Total	—	$(237,815,267)	—	$(237,815,267)

There were no transfers between levels during the six months ended October 31, 2012.

See Notes to Financial Statements.

52	SEMI-ANNUAL REPORT	OCTOBER 31, 2012

Statements of Assets and Liabilities

October 31, 2012 (Unaudited)	BlackRock MuniAssets Fund, Inc. (MUA)	BlackRock MuniEnhanced Fund, Inc. (MEN)	BlackRock MuniHoldings Fund, Inc. (MHD)	BlackRock MuniHoldings Fund II, Inc. (MUH)	BlackRock MuniHoldings Quality Fund, Inc. (MUS)	BlackRock Muni Intermediate Duration Fund, Inc. (MUI)	BlackRock MuniVest Fund II, Inc. (MVT)

Assets
Investments at value — unaffiliated[1]	$559,765,539	$573,450,691	$406,258,306	$301,864,357	$334,040,810	$1,022,091,740	$580,813,190
Investments at value — affiliated[2]	1,686,161	4,871,693	39,693	34,963	67,427	93,623	67,332
Interest receivable	9,202,057	7,707,684	5,796,977	4,200,114	4,204,309	13,406,969	8,855,416
Investments sold receivable	170,000	1,768,128	5,000	—	—	5,000	635,000
Deferred offering costs	—	238,022	134,039	115,318	136,663	1,043,864	179,749
Prepaid expenses	1,675	3,044	4,332	3,197	16,026	297,657	2,770

Total assets	570,825,432	588,039,262	412,238,347	306,217,949	338,465,235	1,036,938,853	590,553,457

Accrued Liabilities
Bank overdraft	—	238,216	—	—	—	464,222	—
Investments purchased payable	—	1,798,692	2,239,553	1,625,305	892,578	3,080,440	3,212,566
Income dividends payable — Common Shares	2,233,870	1,710,469	1,288,676	935,488	961,608	2,730,555	1,898,166
Investment advisory fees payable	264,472	247,306	374,828	278,855	293,565	482,349	487,151
Interest expense and fees payable	44,625	50,126	42,365	35,724	26,122	61,765	64,059
Officer’s and Directors’ fees payable	4,627	2	597	357	—	152,763	—
Other accrued expenses payable	378,383	107,941	104,906	67,376	82,251	166,354	120,562

Total accrued liabilities	2,925,977	4,152,752	4,050,925	2,943,105	2,256,124	7,138,448	5,782,504

Other Liabilities
TOB trust certificates	64,148,789	70,315,120	67,690,138	56,562,094	50,254,556	102,718,447	97,815,267
VRDP Shares, at liquidation value of $100,000 per share[3,4]	—	142,500,000	—	—	—	287,100,000	—
VMTP Shares, at liquidation value of $100,000 per share[3,4]	—	—	83,700,000	55,000,000	87,000,000	—	140,000,000

Total other liabilities	64,148,789	212,815,120	151,390,138	111,562,094	137,254,556	389,818,447	237,815,267

Total liabilities	67,074,766	216,967,872	155,441,063	114,505,199	139,510,686	396,956,895	243,597,771

Net Assets Applicable to Common Shareholders	$503,750,666	$371,071,390	$256,797,284	$191,712,750	$198,954,555	$639,981,958	$346,955,686

Net Assets Applicable to Common Shareholders Consist of
Paid-in capital[5]	$479,397,343	$315,546,417	$209,927,784	$155,042,794	$175,057,135	$542,998,466	$285,417,841
Undistributed net investment income	2,599,027	6,341,857	4,322,388	4,154,088	2,981,455	9,349,589	5,800,163
Undistributed net realized gain (accumulated net realized loss)	(15,196,582)	(9,964,866)	2,292,596	1,010,496	(9,108,252)	2,184,887	(5,386,249)
Net unrealized appreciation/depreciation	36,950,878	59,147,982	40,254,516	31,505,372	30,024,217	85,449,016	61,123,931

Net Assets Applicable to Common Shareholders	$503,750,666	$371,071,390	$256,797,284	$191,712,750	$198,954,555	$639,981,958	$346,955,686

Net asset value, per Common Share	$14.09	$12.58	$18.23	$17.01	$15.31	$16.76	$16.63

[1] Investments at cost — unaffiliated	$522,814,661	$514,302,709	$366,003,790	$270,358,985	$304,016,593	$936,642,724	$519,689,259
[2] Investments at cost — affiliated	$1,686,161	$4,871,693	$39,693	$34,963	$67,427	$93,623	$67,332
3 VRDP/VMTP Shares outstanding, par value $0.10 per share	—	1,425	837	550	870	2,871	1,400
[4] Preferred Shares authorized	—	7,480	5,000	3,480	5,380	15,671	7,000
[5] Common Shares outstanding, 200 million shares authorized, $0.10 par value	35,741,923	29,490,852	14,083,889	11,270,936	12,994,705	38,189,582	20,858,966

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2012	53

Statements of Operations

Six Months Ended October 31, 2012 (Unaudited)	BlackRock MuniAssets Fund, Inc. (MUA)	BlackRock MuniEnhanced Fund, Inc. (MEN)	BlackRock MuniHoldings Fund, Inc. (MHD)	BlackRock MuniHoldings Fund II, Inc. (MUH)	BlackRock MuniHoldings Quality Fund, Inc. (MUS)	BlackRock Muni Intermediate Duration Fund, Inc. (MUI)	BlackRock MuniVest Fund II, Inc. (MVT)

Investment Income
Interest	$16,062,433	$13,380,661	$9,733,053	$7,216,700	$7,258,853	$22,407,503	$14,118,930
Income — affiliated	271	950	11	4	9	6	9

Total income	16,062,704	13,381,611	9,733,064	7,216,704	7,258,862	22,407,509	14,118,939

Expenses
Investment advisory	1,545,538	1,458,195	1,117,463	828,159	916,525	2,816,183	1,454,590
Liquidity fees	—	153,163	—	—	—	1,793,457	—
Professional	68,987	92,340	93,563	67,815	72,463	108,273	80,588
Accounting services	49,463	52,230	38,785	32,195	30,819	74,997	49,712
Remarketing fees on Preferred Shares	—	19,792	—	—	—	146,740	—
Transfer agent	28,513	25,416	17,675	14,178	13,938	29,591	17,109
Officer and Directors	28,354	17,374	12,432	9,333	9,333	33,024	15,921
Custodian	12,283	14,823	8,582	6,568	7,655	23,380	11,090
Printing	5,848	10,440	7,305	5,268	4,492	15,462	8,987
Registration	6,125	5,124	4,758	4,673	4,661	6,588	4,941
Miscellaneous	21,828	33,534	30,454	27,004	24,141	42,021	28,739

Total expenses excluding interest expense, fees and amortization of offering costs	1,766,939	1,882,431	1,331,017	995,193	1,084,027	5,089,716	1,671,677
Interest expense, fees and amortization of offering costs[1]	299,360	915,354	782,679	559,384	724,056	777,787	1,232,194

Total expenses	2,066,299	2,797,785	2,113,696	1,554,577	1,808,083	5,867,503	2,903,871
Less fees waived by Manager	(637)	(1,916)	(24)	(10)	(85,563)	(41)	(11)

Total expenses after fees waived	2,065,662	2,795,869	2,113,672	1,554,567	1,722,520	5,867,462	2,903,860

Net investment income	13,997,042	10,585,742	7,619,392	5,662,137	5,536,342	16,540,047	11,215,079

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	4,310,762	1,121,940	1,585,914	1,358,688	4,103,365	6,426,260	2,285,512
Financial futures contracts	(839,470)	(986,834)	(850,912)	(640,706)	(736,216)	(2,816,605)	(1,154,575)

	3,471,292	135,106	735,002	717,982	3,367,149	3,609,655	1,130,937

Net change in unrealized appreciation/depreciation on:
Investments	17,607,767	12,962,577	11,313,551	7,709,065	5,636,865	15,568,577	13,670,008
Financial futures contracts	480,188	316,943	346,118	261,175	285,365	1,393,556	470,479

	18,087,955	13,279,520	11,659,669	7,970,240	5,922,230	16,962,133	14,140,487

Total realized and unrealized gain	21,559,247	13,414,626	12,394,671	8,688,222	9,289,379	20,571,788	15,271,424

Net Increase in Net Assets Applicable to Common Shareholders Resulting from Operations	$35,556,289	$24,000,368	$20,014,063	$14,350,359	$14,825,721	$37,111,835	$26,486,503

[1] Related to TOBs, VRDP and/or VMTP Shares.

See Notes to Financial Statements.

54	SEMI-ANNUAL REPORT	OCTOBER 31, 2012

Statements of Changes in Net Assets

	BlackRock MuniAssets Fund, Inc. (MUA)		BlackRock MuniEnhanced Fund, Inc. (MEN)
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	Six Months Ended October 31, 2012 (Unaudited)	Year Ended April 30, 2012	Six Months Ended October 31, 2012 (Unaudited)	Year Ended April 30, 2012

Operations
Net investment income	$13,997,042	$27,317,491	$10,585,742	$20,340,510
Net realized gain	3,471,292	7,126,365	135,106	(675,114)
Net change in unrealized appreciation/depreciation	18,087,955	40,188,787	13,279,520	54,234,700
Dividends to AMPS Shareholders from net investment income	—	—	—	(86,943)

Net increase in net assets applicable to Common Shareholders resulting from operations	35,556,289	74,632,643	24,000,368	73,813,153

Dividends to Common Shareholders From[1]
Net investment income	(13,403,221)	(26,925,856)	(10,257,400)	(20,207,814)

Capital Share Transactions
Reinvestment of common dividends	—	—	311,391	147,962

Net Assets Applicable to Common Shareholders
Total increase in net assets applicable to Common Shareholders	22,153,068	47,706,787	14,054,359	53,753,301
Beginning of period	481,597,598	433,890,811	357,017,031	303,263,730

End of period	$503,750,666	$481,597,598	$371,071,390	$357,017,031

Undistributed net investment income	$2,599,027	$2,005,206	$6,341,857	$6,013,515

	BlackRock MuniHoldings Fund, Inc. (MHD)		BlackRock MuniHoldings Fund II, Inc. (MUH)
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	Six Months Ended October 31, 2012 (Unaudited)	Year Ended April 30, 2012	Six Months Ended October 31, 2012 (Unaudited)	Year Ended April 30, 2012

Operations
Net investment income	$7,619,392	$15,666,101	$5,662,137	$11,523,683
Net realized gain	735,002	1,157,061	717,982	482,184
Net change in unrealized appreciation/depreciation	11,659,669	36,408,737	7,970,240	27,132,279
Dividends to AMPS Shareholders from net investment income	—	(208,121)	—	(87,811)

Net increase in net assets applicable to Common Shareholders resulting from operations	20,014,063	53,023,778	14,350,359	39,050,335

Dividends to Common Shareholders From[1]
Net investment income	(7,725,522)	(15,317,116)	(5,608,691)	(11,059,908)

Capital Share Transactions
Reinvestment of common dividends	519,246	914,394	346,746	375,140

Net Assets Applicable to Common Shareholders
Total increase in net assets applicable to Common Shareholders	12,807,787	38,621,056	9,088,414	28,365,567
Beginning of period	243,989,497	205,368,441	182,624,336	154,258,769

End of period	$256,797,284	$243,989,497	$191,712,750	$182,624,336

Undistributed net investment income	$4,322,388	$4,428,518	$4,154,088	$4,100,642

[1]	Dividends are determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2012	55

Statements of Changes in Net Assets

	BlackRock MuniHoldings Quality Fund, Inc. (MUS)		BlackRock Muni Intermediate Duration Fund, Inc. (MUI)
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	Six Months Ended October 31, 2012 (Unaudited)	Year Ended April 30, 2012	Six Months Ended October 31, 2012 (Unaudited)	Year Ended April 30, 2012

Operations
Net investment income	$5,536,342	$11,513,767	$16,540,047	$32,774,021
Net realized gain	3,367,149	1,695,833	3,609,655	3,176,086
Net change in unrealized appreciation/depreciation	5,922,230	26,035,352	16,962,133	63,908,723
Dividends to AMPS Shareholders from net investment income	—	(137,099)	—	—

Net increase in net assets applicable to Common Shareholders resulting from operations	14,825,721	39,107,853	37,111,835	99,858,830

Dividends to Common Shareholders From[1]
Net investment income	(5,765,327)	(11,509,551)	(16,364,152)	(32,680,904)

Capital Share Transactions
Reinvestment of common dividends	327,172	249,057	1,797,161	742,887

Net Assets Applicable to Common Shareholders
Total increase in net assets applicable to Common Shareholders	9,387,566	27,847,359	22,544,844	67,920,813
Beginning of period	189,566,989	161,719,630	617,437,114	549,516,301

End of period	$198,954,555	$189,566,989	$639,981,958	$617,437,114

Undistributed net investment income	$2,981,455	$3,210,440	$9,349,589	$9,173,694

			BlackRock MuniVest Fund II, Inc. (MVT)
Increase (Decrease) in Net Assets Applicable to Common Shareholders:			Six Months Ended October 31, 2012 (Unaudited)	Year Ended April 30, 2012

Operations
Net investment income			$11,215,079	$23,162,488
Net realized gain			1,130,937	2,351,347
Net change in unrealized appreciation/depreciation			14,140,487	47,733,695
Dividends to AMPS Shareholders from net investment income			—	(473,170)

Net increase in net assets applicable to Common Shareholders resulting from operations			26,486,503	72,774,360

Dividends to Common Shareholders From[1]
Net investment income			(11,376,739)	(22,158,463)

Capital Share Transactions
Reinvestment of common dividends			904,937	2,041,162

Net Assets Applicable to Common Shareholders
Total increase in net assets applicable to Common Shareholders			16,014,701	52,657,059
Beginning of period			330,940,985	278,283,926

End of period			$346,955,686	$330,940,985

Undistributed net investment income			$5,800,163	$5,961,823

[1]	Dividends are determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

56	SEMI-ANNUAL REPORT	OCTOBER 31, 2012

Statements of Cash Flows

Six Months Ended October 31, 2012 (Unaudited)	BlackRock MuniEnhanced Fund, Inc. (MEN)	BlackRock MuniHoldings Fund, Inc. (MHD)	BlackRock MuniHoldings Fund II, Inc. (MUH)	BlackRock MuniHoldings Quality Fund, Inc. (MUS)	BlackRock Muni Intermediate Duration Fund, Inc. (MUI)	BlackRock MuniVest Fund II, Inc. (MVT)

Cash Provided by (Used for) Operating Activities
Net increase in net assets resulting from operations	$24,000,368	$20,014,063	$14,350,359	$14,825,721	$37,111,835	$26,486,503
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by (used for) operating activities:
(Increase) decrease in interest receivable	91,061	(156,864)	(210,944)	1,468	(166,830)	(220,347)
Decrease in cash pledged as collateral for financial futures contracts	264,000	278,000	209,000	254,000	951,000	377,000
(Increase) decrease in prepaid expenses	106,216	11,053	8,021	(8,406)	27,967	9,962
Increase in investment advisory fees payable	15,957	201,080	151,113	163,284	40,474	260,650
Decrease in variation margin payable	(25,000)	(26,250)	(19,750)	(24,000)	(90,000)	(35,625)
Increase in interest expense and fees payable	10,158	14,998	14,149	9,211	24,324	20,312
Increase (decrease) in Officer’s and Directors’ fees payable	(5,045)	(3,009)	(2,225)	(2,701)	8,242	(4,753)
Decrease in other accrued expenses payable	(51,928)	(6,801)	(15,220)	(22,232)	(10,676)	(47,726)
Net realized and unrealized gain on investments	(14,084,517)	(12,899,465)	(9,067,753)	(9,740,230)	(21,994,837)	(15,955,520)
Amortization of premium and accretion of discount on investments	(618,607)	(231,775)	(285,077)	376,208	682,081	(20,219)
Amortization of deferred offering costs.	19,823	30,871	26,932	31,329	18,541	40,767
Proceeds from sales of long-term investments	38,788,494	45,252,598	29,963,810	58,069,406	100,422,948	53,495,485
Purchases of long-term investments	(44,082,054)	(43,110,045)	(34,543,641)	(66,205,045)	(121,442,510)	(54,487,882)
Net proceeds from sales (purchases) of short-term securities	4,256,264	(8,097,079)	(3,607,413)	(914,757)	(2,752,406)	(8,727,174)

Cash provided by (used for) operating activities	8,685,190	1,271,375	(3,028,639)	(3,186,744)	(7,169,847)	1,191,433

Cash Provided by (Used for) Financing Activities
Cash receipts from TOB trust certificates	5,440,078	8,052,790	9,889,266	8,763,400	26,839,766	9,320,660
Cash payments for TOB trust certificates	(4,407,042)	(2,120,547)	(1,600,409)	(140,116)	(5,551,011)	(45,266)
Cash dividends paid to Common Shareholders	(9,944,567)	(7,203,618)	(5,260,218)	(5,436,540)	(14,559,206)	(10,466,827)
Increase in bank overdraft	226,341	—	—	—	440,298	—

Cash provided by (used for) financing activities	(8,685,190)	(1,271,375)	3,028,639	3,186,744	7,169,847	(1,191,433)

Cash
Net increase (decrease) in cash	—	—	—	—	—	—
Cash at beginning of period	—	—	—	—	—	—

Cash at end of period	—	—	—	—	—	—

Cash Flow Information
Cash paid during the period for interest	$885,372	$736,810	$518,303	$683,516	$734,922	$1,171,115

Non-cash Financing Activities
Capital shares issued in reinvestment of dividends paid to Common Shareholders	$311,391	$519,246	$346,746	$327,172	$1,797,161	$904,937

A Statement of Cash Flows is presented when a Fund had a significant amount of borrowing during the period, based on the average borrowing outstanding in relation to average total assets.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2012	57

Financial Highlights	BlackRock MuniAssets Fund, Inc. (MUA)

	Six Months Ended October 31, 2012 (Unaudited)		Year Ended April 30,			Period June 1, 2008 to April 30, 2009		Year Ended May 31,
			2012	2011	2010			2008	2007

Per Share Operating Performance
Net asset value, beginning of period	$13.47		$12.14	$12.63	$10.59	$12.79		$13.87	$13.65

Net investment income[1]	0.39		0.76	0.73	0.80	0.72		0.78	0.82
Net realized and unrealized gain (loss)	0.61		1.32	(0.46)	2.06	(2.18)		(1.04)	0.24

Net increase (decrease) from investment operations	1.00		2.08	0.27	2.86	(1.46)		(0.26)	1.06

Dividends and distributions from:[7]
Net investment income	(0.38)		(0.75)	(0.76)	(0.82)	(0.74)		(0.82)	(0.84)
Net realized gain	—		—	—	—	—		(0.00)[2]	—

Total dividends and distributions	(0.38)		(0.75)	(0.76)	(0.82)	(0.74)		(0.82)	(0.84)

Net asset value, end of period	$14.09		$13.47	$12.14	$12.63	$10.59		$12.79	$13.87

Market price, end of period	$14.08		$13.15	$11.27	$12.65	$10.91		$13.35	$15.29

Total Investment Return[3]
Based on net asset value	7.49%	[4]	17.90%	2.31%	27.72%	(11.29)%	[4]	(1.90)%	7.72%

Based on market price	10.02%	[4]	23.99%	(5.17)%	24.17%	(12.45)%	[4]	(7.12)%	14.71%

Ratios to Average Net Assets
Total expenses	0.83%	[5]	0.77%	0.78%	0.72%	0.77%	[5]	0.70%	0.68%

Total expenses after fees waived and paid indirectly	0.83%	[5]	0.77%	0.78%	0.72%	0.76%	[5]	0.69%	0.68%

Total expenses after fees waived and paid indirectly and excluding interest expense and fees[6]	0.71%	[5]	0.70%	0.74%	0.67%	0.70%	[5]	0.66%	0.68%

Net investment income	5.62%	[5]	6.00%	6.07%	6.72%	7.13%	[5]	5.81%	5.91%

Supplemental Data
Net assets, end of period (000)	$503,751		$481,598	$433,891	$266,831	$221,899		$266,913	$287,367

Portfolio turnover	11%		28%	24%	44%	23%		23%	25%

[1]	Based on average shares outstanding.

[2]	Amount is less than $(0.01) per share.

[3]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	Annualized.

[6]	Interest expense and fees relate to TOBs. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

[7]	Dividends and distributions are determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

58	SEMI-ANNUAL REPORT	OCTOBER 31, 2012

Financial Highlights	BlackRock MuniEnhanced Fund, Inc. (MEN)

	Six Months Ended October 31, 2012 (Unaudited)		Year Ended April 30,			Period February 1, 2009 to April 30, 2009		Year Ended January 31,
			2012	2011	2010			2009	2008

Per Share Operating Performance
Net asset value, beginning of period	$12.12		$10.30	$10.90	$9.77	$9.15		$11.16	$11.55

Net investment income[1]	0.36		0.69	0.73	0.75	0.18		0.72	0.78
Net realized and unrealized gain (loss)	0.45		1.82	(0.62)	1.04	0.58		(2.02)	(0.41)
Dividends to AMPS shareholders from net investment income	—		(0.00)[2]	(0.03)	(0.03)	(0.01)		(0.19)	(0.24)

Net increase (decrease) from investment operations	0.81		2.51	0.08	1.76	0.75		(1.49)	0.13

Dividends to Common Shareholders from net investment income[9]	(0.35)		(0.69)	(0.68)	(0.63)	(0.13)		(0.52)	(0.52)

Net asset value, end of period	$12.58		$12.12	$10.30	$10.90	$9.77		$9.15	$11.16

Market price, end of period	$12.61		$11.66	$9.99	$10.81	$8.88		$8.31	$10.66

Total Investment Return Applicable to Common Shareholders[3]
Based on net asset value	6.76%	[4]	25.12%	0.78%	18.76%	8.40%	[4]	(13.19)%	1.44%

Based on market price	11.23%	[4]	24.11%	(1.44)%	29.59%	8.48%	[4]	(17.46)%	3.92%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses[5]	1.52%	[6]	1.70%	1.24%	1.20%	1.46%	[6]	1.77%	1.72%

Total expenses after fees waived and paid indirectly[5]	1.52%	[6]	1.70%	1.24%	1.20%	1.45%	[6]	1.76%	1.72%

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[5,7]	1.02%	[6,8]	1.35% [8]	1.09%	1.04%	1.22%	[6]	1.18%	1.08%

Net investment income[5]	5.76%	[6]	6.12%	6.89%	7.17%	7.72%	[6]	7.43%	6.85%

Dividends to AMPS Shareholders	—		0.03%	0.29%	0.32%	0.56%	[6]	1.92%	2.08%

Net investment income to Common Shareholders	5.76%	[6]	6.09%	6.60%	6.85%	7.16%	[6]	5.51%	4.77%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$371,071		$357,017	$303,264	$320,083	$287,078		$368,689	$327,711

AMPS Shares outstanding at $25,000 liquidation preference, end of period (000)	—		—	$142,575	$142,575	$158,850		$158,850	$187,000

VRDP Shares outstanding at $100,000 liquidation value, end of period (000)	$142,500		$142,500	—	—	—		—	—

Portfolio turnover	7%		22%	9%	23%	6%		24%	18%

Asset coverage per AMPS at $25,000 liquidation preference, end of period	—		—	$78,179	$81,128	$70,185		$ 67,294	$68,834

Asset coverage per VRDP Shares at $100,000 liquidation value, end of period	$360,401		$350,538	—	—	—		—	—

[1]	Based on average Common Shares outstanding.

[2]	Amount is less than $(0.01) per share.

[3]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	Do not reflect the effect of dividends to AMPS Shareholders.

[6]	Annualized.

[7]

Interest expense, fees and amortization of offering costs relate to TOBs and/or VRDP Shares. See Note 1 and Note 7 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VRDP Shares, respectively.

[8]

For the six months ended October 31, 2012 and the year ended April 30, 2012, the total expense ratios after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees were 0.93% and 0.98%, respectively.

[9]	Dividends are determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2012	59

Financial Highlights	BlackRock MuniHoldings Fund, Inc. (MHD)

	Six Months Ended October 31, 2012 (Unaudited)		Year Ended April 30,
			2012	2011	2010	2009	2008

Per Share Operating Performance
Net asset value, beginning of period	$17.36		$14.67	$15.75	$13.27	$15.20	$16.51

Net investment income[1]	0.54		1.12	1.14	1.13	1.07	1.16
Net realized and unrealized gain (loss)	0.88		2.67	(1.01)	2.39	(1.94)	(1.20)
Dividends and distributions to AMPS shareholders from:
Net investment income	—		(0.01)	(0.03)	(0.03)	(0.18)	(0.31)
Net realized gain	—		—	(0.00)[2]	(0.00)[2]	(0.01)	(0.03)

Net increase (decrease) from investment operations	1.42		3.78	0.10	3.49	(1.06)	(0.38)

Dividends and distributions to Common Shareholders from:[9]
Net investment income	(0.55)		(1.09)	(1.07)	(0.99)	(0.85)	(0.85)
Net realized gain	—		—	(0.11)	(0.02)	(0.02)	(0.08)

Total dividends and distributions to Common Shareholders	(0.55)		(1.09)	(1.18)	(1.01)	(0.87)	(0.93)

Net asset value, end of period	$18.23		$17.36	$14.67	$15.75	$13.27	$15.20

Market price, end of period	$19.32		$18.08	$14.51	$15.70	$11.97	$14.77

Total Investment Return Applicable to Common Shareholders[3]
Based on net asset value	8.25%	[4]	26.57%	0.57%	27.31%	(6.24)%	(2.08)%

Based on market price	10.15%	[4]	33.28%	(0.21)%	40.68%	(12.97)%	(4.74)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses[5]	1.67%	[6]	1.41%	1.28%	1.25%	1.65%	1.56%

Total expenses after fees waived and paid indirectly[5]	1.67%	[6]	1.41%	1.28%	1.25%	1.64%	1.56%

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[5,7]	1.05%	[6]	1.09% [8]	1.13%	1.11%	1.25%	1.20%

Net investment income[5]	6.02%	[6]	6.95%	7.41%	7.67%	7.98%	7.27%

Dividends to AMPS Shareholders	—		0.09%	0.20%	0.24%	1.32%	1.96%

Net investment income to Common Shareholders	6.02%	[6]	6.86%	7.21%	7.43%	6.66%	5.31%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$256,797		$243,989	$205,368	$219,133	$184,685	$211,429

AMPS outstanding at $25,000 liquidation preference, end of period (000)	—		—	$83,700	$83,700	$ 91,925	$125,000

VMTP Shares outstanding at $100,000 liquidation value, end of period (000)	$83,700		$83,700	—	—	—	—

Portfolio turnover	10%		19%	15%	41%	19%	30%

Asset coverage per AMPS at $25,000 liquidation preference, end of period	—		—	$86,342	$90,454	$ 75,230	$67,294

Asset coverage per VMTP Shares at $100,000 liquidation value, end of period	$406,807		$391,505	—	—	—	—

[1]	Based on average Common Shares outstanding.

[2]	Amount is less than $(0.01) per share.

[3]

Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	Do not reflect the effect of dividends to AMPS Shareholders.

[6]	Annualized.

[7]

Interest expense, fees and amortization of offering costs relate to TOBs and/or WMTP Shares. See Note 1 and Note 7 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VMTP Shares, respectively.

[8]

For the year ended April 30, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 1.05%.

[9]	Dividends and distributions are determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

60	SEMI-ANNUAL REPORT	OCTOBER 31, 2012

Financial Highlights	BlackRock MuniHoldings Fund II, Inc. (MUH)

	Six Months Ended October 31, 2012 (Unaudited)		Year Ended April 30,			Period August 1, 2008 to April 30, 2009		Year Ended July 31,
			2012	2011	2010			2008	2007

Per Share Operating Performance
Net asset value, beginning of period	$16.23		$13.74	$14.65	$12.47	$13.66		$14.78	$14.82

Net investment income[1]	0.50		1.03	1.03	1.02	0.72		1.04	1.05
Net realized and unrealized gain (loss)	0.78		2.45	(0.88)	2.08	(1.22)		(1.14)	(0.05)
Dividends and distributions to AMPS Shareholders from:
Net investment income	—		(0.01)	(0.02)	(0.02)	(0.10)		(0.26)	(0.27)
Net realized gain	—		—	(0.00)[2]	—	—		—	—

Net increase (decrease) from investment operations	1.28		3.47	0.13	3.08	(0.60)		(0.36)	0.73

Dividends and distributions to Common Shareholders from:[9]
Net investment income	(0.50)		(0.98)	(0.97)	(0.90)	(0.59)		(0.76)	(0.77)
Net realized gain	—		—	(0.07)	—	—		—	—

Total dividends and distributions	(0.50)		(0.98)	(1.04)	(0.90)	(0.59)		(0.76)	(0.77)

Net asset value, end of period	$17.01		$16.23	$13.74	$14.65	$12.47		$13.66	$14.78

Market price, end of period	$17.70		$16.46	$13.35	$14.68	$11.33		$13.01	$13.99

Total Investment Return Applicable to Common Shareholders[3]
Based on net asset value	7.95%	[4]	26.08%	0.92%	25.71%	(3.55)%	[4]	(2.30)%	5.08%

Based on market price	10.76%	[4]	31.60%	(2.14)%	38.64%	(7.99)%	[4]	(1.69)%	4.39%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses[5]	1.64%	[6]	1.37%	1.23%	1.25%	1.60%	[6]	1.55%	1.63%

Total expenses after fees waived and paid indirectly[5]	1.64%	[6]	1.37%	1.23%	1.25%	1.60%	[6]	1.55%	1.63%

Total expenses after fees waived and excluding interest expense, fees and amortization of offering costs[5,7]	1.05%	[6]	1.07% [8]	1.07%	1.10%	1.22%	[6]	1.18%	1.19%

Net investment income[5]	5.97%	[6]	6.81%	7.18%	7.41%	7.84%	[6]	7.07%	6.97%

Dividends to AMPS Shareholders	—		0.05%	0.14%	0.16%	1.07%	[6]	1.79%	1.82%

Net investment income to Common Shareholders	5.97%	[6]	6.76%	7.04%	7.25%	6.77%	[6]	5.28%	5.15%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$191,713		$182,624	$154,259	$163,722	$139,377		$152,633	$165,185

AMPS outstanding at $25,000 liquidation preference, end of period (000)	—		—	$55,050	$55,050	$61,000		$61,000	$87,000

VMTP Shares outstanding at $100,000 liquidation value, end of period (000)	$55,000		$55,000	—	—	—		—	—

Portfolio turnover	9%		18%	15%	41%	19%		28%	15%

Asset coverage per AMPS Share at $25,000 liquidation preference, end of period	—		—	$95,056	$99,353	$81,123		$87,562	$72,478

Asset coverage per VMTP Shares at $100,000 liquidation value, end of period	$448,569		$432,044	—	—	—		—	—

[1]	Based on average Common Shares outstanding.

[2]	Amount is less than $(0.01) per share.

[3]

Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	Do not reflect the effect of dividends to AMPS Shareholders.

[6]	Annualized.

[7]

Interest expense and fees relate to TOBs and/or VMTP Shares. See Note 1 and Note 7 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VMTP Shares, respectively.

[8]

For the year ended April 30, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 1.03%.

[9]	Dividends and distributions are determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2012	61

Financial Highlights	BlackRock MuniHoldings Quality Fund, Inc. (MUS)

	Six Months Ended October 31, 2012 (Unaudited)		Year Ended April 30,
			2012	2011	2010	2009	2008

Per Share Operating Performance
Net asset value, beginning of period	$14.61		$12.48	$13.34	$12.27	$13.31	$14.10

Net investment income[1]	0.43		0.89	0.91	0.94	0.93	1.05
Net realized and unrealized gain (loss)	0.71		2.14	(0.85)	0.97	(1.20)	(0.87)
Dividend to AMPS Shareholders from net investment income	—		(0.01)	(0.03)	(0.03)	(0.19)	(0.38)

Net increase (decrease) from investment operations	1.14		3.02	0.03	1.88	(0.46)	(0.20)

Dividends to Common Shareholders from net investment income[8]	(0.44)		(0.89)	(0.89)	(0.81)	(0.58)	(0.59)

Net asset value, end of period	$15.31		$14.61	$12.48	$13.34	$12.27	$13.31

Market price, end of period	$16.77		$14.52	$12.31	$13.40	$10.87	$11.97

Total Investment Return Applicable to Common Shareholders[2]
Based on net asset value	7.89%	[3]	24.96%	0.21%	16.05%	(2.52)%	(0.95)%

Based on market price	18.91%	[3]	25.90%	(1.60)%	31.59%	(3.97)%	(4.34)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses[4]	1.84%	[5]	1.49%	1.34%	1.36%	1.88%	1.64%

Total expenses after fees waived[4]	1.75%	[5]	1.41%	1.25%	1.20%	1.65%	1.51%

Total expenses after fees waived and excluding interest expense and fees[4,6]	1.02%	[5]	1.06% [7]	1.10%	1.04%	1.17%	1.27%

Net investment income[4]	5.63%	[5]	6.50%	7.04%	7.23%	7.69%	7.72%

Dividends to AMPS Shareholders	—		0.08%	0.21%	0.24%	1.61%	2.80%

Net investment income to Common Shareholders	5.63%	[5]	6.43%	6.83%	6.99%	6.08%	4.92%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$198,955		$189,567	$161,720	$171,977	$158,061	$171,510

AMPS outstanding at $25,000 liquidation preference, end of period (000)	—		—	$87,000	$87,000	$94,200	$134,000

VMTP Shares outstanding at $100,000 liquidation value, end of period (000)	$87,000		$87,000	—	—	—	—

Portfolio turnover	18%		30%	28%	22%	35%	57%

Asset coverage per AMPS at $25,000 liquidation preference, end of period	—		—	$71,472	$74,420	$66,951	$57,008

Asset coverage per VMTP Shares at $100,000 liquidation value, end of period	$328,683		$317,893	—	—	—	—

[1]	Based on average Common Shares outstanding.

[2]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[3]	Aggregate total investment return.

[4]	Do not reflect the effect of dividends to AMPS Shareholders.

[5]	Annualized.

[6]

Interest expense and fees relate to TOBs and/or VMTP Shares. See Note 1 and Note 7 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VMTP Shares, respectively.

[7]

For the year ended April 30, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 1.01%.

[8]	Dividends are determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

62	SEMI-ANNUAL REPORT	OCTOBER 31, 2012

Financial Highlights	BlackRock Muni Intermediate Duration Fund, Inc. (MUI)

	Six Months Ended October 31, 2012 (Unaudited)		Year Ended April 30,			Period June 1, 2008 to April 30, 2009		Year Ended May 31,
			2012	2011	2010			2008	2007

Per Share Operating Performance
Net asset value, beginning of period	$16.21		$14.45	$14.75	$13.05	$14.45		$15.10	$15.07

Net investment income[1]	0.43		0.86	0.95	1.02	0.89		1.04	1.03
Net realized and unrealized gain (loss)	0.55		1.76	(0.31)	1.57	(1.42)		(0.63)	0.18
Dividends and distributions to AMPS Shareholders from:
Net investment income	—		—	(0.10)	(0.11)	(0.23)		(0.33)	(0.28)
Net realized gain	—		—	—	—	—		—	(0.04)

Net increase (decrease) from investment operations	0.98		2.62	0.54	2.48	(0.76)		0.08	0.89

Dividends and distributions to Common Shareholders from:[8]
Net investment income	(0.43)		(0.86)	(0.84)	(0.78)	(0.64)		(0.73)	(0.74)
Net realized gain	—		—	—	—	—		—	(0.12)

Total dividends and distributions to Common Shareholders	(0.43)		(0.86)	(0.84)	(0.78)	(0.64)		(0.73)	(0.86)

Net asset value, end of period	$16.76		$16.21	$14.45	$14.75	$13.05		$14.45	$15.10

Market price, end of period	$17.50		$16.45	$13.65	$14.13	$11.77		$13.70	$14.85

Total Investment Return Applicable to Common Shareholders[2]
Based on net asset value	6.09%	[3]	18.74%	3.86%	19.85%	(4.56)%	[3]	0.86%	6.14%

Based on market price	9.16%	[3]	27.56%	2.41%	27.29%	(9.21)%	[3]	(2.76)%	8.34%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses[4]	1.85%	[5]	1.88%	1.45%	1.20%	1.44%	[5]	1.30%	1.31%

Total expenses after fees waived and paid indirectly[4]	1.85%	[5]	1.88%	1.43%	1.10%	1.25%	[5]	1.07%	1.07%

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[4,6]	1.60%	[5,7]	1.65% [7]	1.30%	1.01%	1.02%	[5]	0.90%	0.87%

Net investment income[4]	5.21%	[5]	5.58%	6.48%	7.22%	7.46%	[5]	6.97%	6.71%

Dividend to AMPS Shareholders	—		—	0.70%	0.81%	1.94%	[5]	2.23%	1.80%

Net investment income to Common Shareholders	5.21%	[5]	5.58%	5.78%	6.41%	5.52%	[5]	4.74%	4.91%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$639,982		$617,437	$549,516	$561,140	$496,247		$549,415	$574,225

AMPS outstanding at $25,000 liquidation preference, end of period (000)	—		—	—	$287,175	$287,175		$320,000	$320,000

VRDP Shares outstanding at $100,000 liquidation value, end of period (000)	$287,100		$287,100	$287,100	—	—		—	—

Portfolio turnover	10%		27%	21%	29%	13%		14%	12%

Asset coverage per AMPS at $25,000 liquidation preference, end of period	—		—	—	$73,857	$68,207		$67,941	$69,875

Asset coverage per VRDP Shares at $100,000 liquidation value, end of period	$322,913		$315,060	$291,402	—	—		—	—

[1]	Based on average Common Shares outstanding.

[2]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[3]	Aggregate total investment return.

[4]	Do not reflect the effect of dividends to AMPS Shareholders.

[5]	Annualized.

[6]

Interest expense, fees and amortization of offering costs relate to TOBs and/or VRDP Shares. See Note 1 and Note 7 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VRDP Shares, respectively.

[7]

For the six months ended October 31, 2012 and year ended April 30, 2012, the total expense ratios after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees were 0.99% and 0.99%, respectively.

[8]	Dividends and distributions are determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2012	63

Financial Highlights	BlackRock MuniVest Fund II, Inc. (MVT)

	Six Months Ended October 31, 2012 (Unaudited)		Year Ended April 30,			Period November 1, 2008 to April 30, 2009		Year Ended October 31,
			2012	2011	2010			2008	2007

Per Share Operating Performance
Net asset value, beginning of period	$15.91		$13.47	$14.41	$11.95	$10.95		$14.49	$15.35

Net investment income[1]	0.54		1.12	1.14	1.18	0.53		1.12	1.16
Net realized and unrealized gain (loss)	0.73		2.41	(0.99)	2.32	0.95		(3.49)	(0.84)
Dividends to AMPS Shareholders from net investment income	—		(0.02)	(0.04)	(0.05)	(0.05)		(0.32)	(0.32)

Net increase (decrease) from investment operations	1.27		3.51	0.11	3.45	1.43		(2.69)	—

Dividends to Common Shareholders from net investment income[8]	(0.55)		(1.07)	(1.05)	(0.99)	(0.43)		(0.85)	(0.86)

Net asset value, end of period	$16.63		$15.91	$13.47	$14.41	$11.95		$10.95	$14.49

Market price, end of period	$18.16		$16.75	$13.72	$14.94	$11.65		$9.75	$13.91

Total Investment Return Applicable to Common Shareholders[2]
Based on net asset value	7.98%	[3]	26.86%	0.73%	29.75%	13.71%	[3]	(19.33)%	(0.02)%

Based on market price	12.00%	[3]	31.13%	(1.04)%	37.99%	24.49%	[3]	(25.18)%	(9.56)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses[4]	1.69%	[5]	1.41%	1.23%	1.25%	1.51%	[5]	1.67%	1.67%

Total expenses after fees waived and excluding interest expense, fees and amortization of offering costs[4,6]	0.97%	[5]	1.04% [7]	1.07%	1.10%	1.26%	[5]	1.16%	1.12%

Net investment income[4]	6.53%	[5]	7.57%	8.14%	8.72%	9.77%	[5]	8.03%	7.74%

Dividends to AMPS Shareholders	—		0.15%	0.32%	0.36%	0.95%	[5]	2.31%	2.11%

Net investment income to Common Shareholders	6.53%	[5]	7.42%	7.82%	8.36%	8.82%	[5]	5.72%	5.63%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$346,956		$330,941	$278,284	$295,465	$243,583		$223,210	$293,836

AMPS outstanding at $25,000 liquidation preference, end of period (000)	—		—	$140,000	$140,000	$150,800		$150,800	$175,000

VMTP Shares outstanding at $100,000 liquidation value, end of period (000)	$140,000		$140,000	—	—	—		—	—

Portfolio turnover	8%		13%	16%	30%	9%		49%	43%

Asset coverage per AMPS at $25,000 liquidation preference, end of period	—		—	$74,698	$77,767	$65,388		$ 62,019	$67,004

Asset coverage per VMTP Shares at $100,000 liquidation value, end of period	$347,825		$336,386	—	—	—		—	—

[1]	Based on average Common Shares outstanding.

[2]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[3]	Aggregate total investment return.

[4]	Do not reflect the effect of dividends to AMPS Shareholders.

[5]	Annualized.

[6]

Interest expense, fees and amortization of offering costs relate to TOBs and/or VMTP Shares. See Note 1 and Note 7 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VMTP Shares, respectively.

[7]

For the year ended April 30, 2012, the total expense ratios after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 0.99%.

[8]	Dividends are determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

64	SEMI-ANNUAL REPORT	OCTOBER 31, 2012

Notes to Financial Statements (Unaudited)

1. Organization and Significant Accounting Policies:

BlackRock MuniAssets Fund, Inc. (“MUA”), BlackRock MuniEnhanced Fund, Inc. (“MEN”), BlackRock MuniHoldings Fund, Inc. (“MHD”), BlackRock MuniHoldings Fund II, Inc. (“MUH”), BlackRock MuniHoldings Quality Fund, Inc. (“MUS”), BlackRock Muni Intermediate Duration Fund, Inc. (“MUI”) and BlackRock MuniVest Fund II, Inc. (“MVT”) (each, a “Fund”, and, collectively, the “Funds”) are registered under the 1940 Act, as non-diversified, closed-end management investment companies. The Funds are organized as Maryland corporations. The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Boards of Directors of the Funds are collectively referred to throughout this report as the “Board of Directors” or the “Board”, and the directors thereof are collectively referred to throughout this report as “Directors.” The Funds determine and make available for publication the NAVs of their Common Shares on a daily basis.

The following is a summary of significant accounting policies followed by the Funds:

Valuation: US GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds fair value their financial instruments at market value using independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Funds for all financial instruments.

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments. Financial futures contracts traded on exchanges are valued at their last sale price. Investments in open-end registered investment companies are valued at NAV each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

In the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant consistent with the principles of fair value measurement which include the market approach, income approach and/or cost approach, as appropriate. A market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and adjusted for liquidity as appropriate. These factors include but are not limited to (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Funds’ pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Zero-Coupon Bonds: The Funds may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Forward Commitments and When-Issued Delayed Delivery Securities: The Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Funds may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Funds may be required to pay more at settlement than the security is worth. In addition, the Funds are not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Funds’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions, which is shown in the Schedules of Investments.

Municipal Bonds Transferred to TOBs: The Funds leverage their assets through the use of TOBs. A TOB is a special purpose entity established by a third party sponsor, into which a fund, or an agent on behalf of a fund, transfers municipal bonds into a trust (“TOB Trust”). Other funds managed by the investment advisor may also contribute municipal bonds to a TOB

SEMI-ANNUAL REPORT	OCTOBER 31, 2012	65

Notes to Financial Statements (continued)

into which a Fund has contributed bonds. A TOB typically issues two classes of beneficial interests: short-term floating rate certificates (“TOB Trust Certificates”), which are sold to third party investors, and residual certificates (“TOB Residuals”), which are generally issued to the participating funds that contributed the municipal bonds to the TOB Trust. If multiple funds participate in the same TOB, the rights and obligations under the TOB Residual will be shared among the funds ratably in proportion to their participation.

The TOB Residuals held by a Fund include the right of a Fund: (i) to cause the holders of a proportional share of the TOB Trust Certificates to tender their certificates at par plus accrued interest upon the occurrence of certain mandatory tender events defined in the TOB agreements, and (ii) to transfer, subject to a specified number of days’ prior notice, a corresponding share of the municipal bonds from the TOB to a Fund. The TOB may also be collapsed without the consent of a Fund, as the TOB Residual holder, upon the occurrence of certain termination events as defined in the TOB agreements. Such termination events may include the bankruptcy or default of the municipal bond, a substantial downgrade in credit quality of the municipal bond, the inability of the TOB to obtain renewal of the liquidity support agreement, a substantial decline in market value of the municipal bond and a judgment or ruling that interest on the municipal bond is subject to federal income taxation. Upon the occurrence of a Termination Event, the TOB would generally be liquidated in full with the proceeds typically applied first to any accrued fees owed to the trustee, remarketing agent and liquidity provider, and then to the holders of the TOB Trust Certificates up to par plus accrued interest owed on the TOB Trust Certificates, with the balance paid out to the TOB Residual holder. During the six months ended October 31, 2012, no TOBs in which the Funds participated were terminated without the consent of the Funds.

The cash received by the TOB from the sale of the TOB Trust Certificates, less transaction expenses, is paid to a Fund. The Fund typically invests the cash received in additional municipal bonds. Each Fund’s transfer of the municipal bonds to a TOB Trust is accounted for as a secured borrowing; therefore, the municipal bonds deposited into a TOB are presented in the Funds’ Schedules of Investments and the TOB Trust Certificates are shown in other liabilities in the Statements of Assets and Liabilities. The carrying amount of the Fund’s payable to the holder of the TOB Trust Certificates, as reported in Statements of Assets and Liabilities as TOB Trust Certificates, approximates its fair value.

The Funds may invest in TOBs on either a non-recourse or recourse basis. TOB Trusts are typically supported by a liquidity facility provided by a bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment from the Liquidity Provider of par plus accrued interest on any business day prior to the occurrence of the termination events described above. When a Fund invests in TOBs on a non-recourse basis, and the Liquidity Provider is required to make a payment under the liquidity facility due to a termination event, the Liquidity Provider will typically liquidate all or a portion of the municipal securities held in the TOB Trust and then fund, on a net basis, the balance, if any,) of the amount owed under the liquidity facility over the liquidation proceeds (the

“Liquidation Shortfall”). If a Fund invests in a TOB on a recourse basis, the Fund will typically enter into a reimbursement agreement with the Liquidity Provider where the Fund is required to repay the Liquidity Provider the amount of any Liquidation Shortfall. As a result, a Fund investing in a recourse TOB will bear the risk of loss with respect to any Liquidation Shortfall. If multiple funds participate in any such TOB, these losses will be shared ratably in proportion to their participation. The recourse TOB Trusts, if any, are identified in the Schedules of Investments.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by the Funds on an accrual basis. Interest expense incurred on the secured borrowing and other expenses related to remarketing, administration and trustee services to a TOB are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. The TOB Trust Certificates have interest rates that generally reset weekly and their holders have the option to tender such certificates to the TOB for redemption at par at each reset date. At October 31, 2012, the aggregate value of the underlying municipal bonds transferred to TOBs, the related liability for TOB Trust Certificates and the range of interest rates on the liability for TOB Trust Certificates were as follows:

	Underlying Municipal Bonds Transferred to TOBs	Liability for TOB Trust Certificates	Range of Interest Rates
MUA	$123,579,871	$64,148,789	0.21% - 0.54%
MEN	$150,117,179	$70,315,120	0.21% - 0.35%
MHD	$127,804,977	$67,690,138	0.20% - 0.51%
MUH	$105,515,499	$56,562,094	0.20% - 0.51%
MUS	$98,429,171	$50,254,556	0.21% - 0.46%
MUI	$190,709,872	$102,718,447	0.21% - 0.37%
MVT	$187,427,965	$97,815,267	0.20% - 0.51%

For the six months ended October 31, 2012, the Funds’ average TOB Trust Certificates outstanding and the daily weighted average interest rate, including fees, were as follows:

	Average TOB Trust Certificates Outstanding	Daily Weighted Average Interest Rate
MUA	$63,260,059	0.94%
MEN	$71,025,039	0.70%
MHD	$68,307,254	0.75%
MUH	$55,791,093	0.74%
MUS	$48,804,915	0.73%
MUI	$99,113,991	0.73%
MVT	$96,720,634	0.75%

Should short-term interest rates rise, the Funds’ investments in TOBs may adversely affect the Funds’ net investment income and dividends to Common Shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect the Funds’ NAVs per share.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that each Fund either deliver collateral or segregate assets in connection with certain investments (e.g., TOBs and financial futures contracts), each Fund will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on their books and records cash or liquid securities having a market

66	SEMI-ANNUAL REPORT	OCTOBER 31, 2012

Notes to Financial Statements (continued)

value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, a Fund engaging in such transactions may have requirements to deliver/deposit securities to/with an exchange or broker-dealer as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Dividends and Distributions: Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Dividends and distributions to Preferred Shareholders are accrued and determined as described in Note 7.

Income Taxes: It is the Funds’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

Each Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Funds’ US federal tax returns remains open for each of the following periods:

	Year Ended	Period Ended
MUA	April 30, 2012	June 1, 2008 to
	April 30, 2011	April 30,2009
April 30, 2010
MEN	April 30, 2012	February 1, 2009 to
	April 30, 2011	April 30,2009
April 30, 2010
January 31, 2009
MHD	April 30, 2012	N/A
April 30, 2011
April 30, 2010
April 30, 2009
MUH	April 30, 2012	August 1, 2008 to
	April 30, 2011	April 30,2009
April 30, 2010
MUS	April 30, 2012	N/A
April 30, 2011
April 30, 2010
April 30, 2009
MUI	April 30, 2012	June 1, 2008 to
	April 30, 2011	April 30, 2009
April 30, 2010
MVT	April 30, 2012	November 1, 2008
	April 30, 2011	to April 30, 2009
April 30, 2010

The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standard: In December 2011, the Financial Accounting Standards Board issued guidance that will expand current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting or similar agreements which are eligible for offset in the Statements of Assets and Liabilities and will require an entity to disclose both gross and net information about such investments and transactions in the financial statements. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Funds’ financial statement disclosures.

Offering Costs: Each Fund incurred costs in connection with the issuance of VRDP Shares and/or VMTP Shares, except MUA, which has not issued VRDP or VMTP Shares. For VRDP Shares, these costs were recorded as a deferred charge and will be amortized over the 30-year life of the VRDP Shares with the exception of upfront fees paid to the liquidity provider which were amortized over the life of the liquidity agreement. For VMTP Shares, these costs were recorded as a deferred charge and will be amortized over the 3-year life of the VMTP Shares. Amortization of these costs is included in interest expense, fees and amortization of offering costs in the Statements of Operations.

Other: Expenses directly related to a Fund are charged to that Fund. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

The Funds have an arrangement with the custodians whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodians impose fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to economically hedge, or protect, their exposure to certain risks such as interest rate risk. These contracts may be transacted on an exchange.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. Counterparty risk related to exchange-traded financial futures contracts is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

Financial Futures Contracts: The Funds purchase or sell financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk). Financial futures contracts are agreements between the Funds and the counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either

SEMI-ANNUAL REPORT	OCTOBER 31, 2012	67

Notes to Financial Statements (continued)

through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Funds as unrealized appreciation or depreciation.

When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

Derivative Financial Instruments Categorized by Risk Exposure:
The Effect of Derivative Financial Instruments in the Statements of Operations Six Months Ended October 31, 2012
	Net Realized Gain (Loss) From
	MUA	MEN	MHD	MUH	MUS	MUI	MVT
Interest rate contracts:
Financial future contracts	$(839,470)	$(986,834)	$(850,912)	$(640,706)	$(736,216)	$(2,816,605)	$(1,154,575)
	Net Change in Unrealized Appreciation/Depreciation on
	MUA	MEN	MHD	MUH	MUS	MUI	MVT
Interest rate contracts:
Financial future contracts	$480,188	$316,943	$346,118	$261,175	$285,365	$1,393,556	$470,479

For the six months ended October 31, 2012, the average quarterly balances of outstanding derivative financial instruments were as follows:

	MUA	MEN	MHD	MUH	MUS	MUI	MVT
Financial future contracts:
Average number of contracts sold	—	200	141	106	128	360	191
Average notional value of contracts sold	—	$26,552,745	$18,719,685	$14,072,955	$16,993,757	$47,794,941	$25,357,871

3. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

Each Fund entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund. For such services, each Fund pays the Manager a monthly fee based on a percentage of each Fund’s average daily net assets at the following annual rates:

MUA	0.55%
MEN	0.50%
MHD	0.55%
MUH	0.55%
MUS	0.55%
MUI	0.55%
MVT	0.50%

Average daily net assets are the average daily value of each Fund’s total assets minus the sum of its accrued liabilities.

The Manager, for MUS, voluntarily agreed to waive its investment advisory fee on the proceeds of the Preferred Shares and TOBs that exceed 35% of total assets minus the sum of its accrued liabilities. This amount is included in fees waived by Manager in the Statements of Operations. For the six months ended October 31, 2012, the waiver was $85,554.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with each Fund’s investment in other affiliated investment companies, if any. These amounts are included in fees waived by Manager in the Statements of Operations. For the six months ended October 31, 2012, the amounts waived were as follows:

MUA	$637
MEN	$1,916
MHD	$24
MUH	$10
MUS	$9
MUI	$41
MVT	$11

The Manager entered into a sub-advisory agreement with BlackRock Investment Management, LLC (“BIM”), an affiliate of the Manager. The Manager pays BIM, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by each Fund to the Manager.

Certain officers and/or Directors of the Funds are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer.

4. Investments:

Purchases and sales of investments, excluding short-term securities for the six months ended October 31, 2012, were as follows:

	Purchases	Sales
MUA	$67,162,440	$60,392,449
MEN	$42,382,993	$38,565,805
MHD	$38,672,684	$39,043,680
MUH	$31,337,187	$26,477,152
MUS	$64.372.786	$57,356,216
MUI	$111,271,005	$100,232,948
MVT	$46,751,503	$51,604,957

68	SEMI-ANNUAL REPORT	OCTOBER 31, 2012

Notes to Financial Statements (continued)

5. Income Tax Information:

As of April 30, 2012, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires April 30,	MUA	MEN	MUS	MUI	MVT
2013	$3,378,868	—	—	—	—
2014	3,072,949	—	—	—	—
2015	5,065,527	—	—	—	—
2016	901,327	$2,508,309	$166,265	—	$4,202,338
2017	3,645,754	3,540,378	5,373,343	—	—
2018	396,366	1,225,298	6,614,798	$560,259	—
2019	2,194,154	732,655	—	—	—
No expiration date[1]	—	1,798,076	654,703	—	795,838

Total	$18,654,945	$9,804,716	$12,809,109	$560,259	$4,998,176

[1]	Must be utilized prior to losses subject to expiration.

As of October 31, 2012, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

	MUA	MEN	MHD	MUH	MUS	MUI	MVT
Tax cost	$459,882,249	$449,304,078	$298,126,842	$214,100,064	$253,829,463	$834,116,726	$421,706,842

Gross unrealized appreciation	$57,669,846	$59,593,987	$42,996,725	$32,280,596	$30,381,878	$86,164,711	$65,426,144
Gross unrealized depreciation	(20,249,184)	(890,801)	(2,515,706)	(1,043,434)	(357,660)	(814,521)	(4,067,731)

Net unrealized appreciation	$37,420,662	$58,703,186	$40,481,019	$31,237,162	$30,024,218	$85,350,190	$61,358,413

6. Concentration, Market and Credit Risk:

MEN, MHD, MUH, MUS, MUI and MVT invest a substantial amount of their assets in issuers located in a single state or limited number of states. Please see the Schedules of Investments for concentrations in specific states.

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

The Funds may hold a significant amount of bonds subject to calls by the issuers at defined dates and prices. When bonds are called by issuers and the Funds reinvest the proceeds received, such investments may be in securities with lower yields than the bonds originally held, and correspondingly, could adversely impact the yield and total return performance of a Fund.

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

As of October 31, 2012, MHD, MUH and MVT invested a significant port-ion of its assets in securities in the health sector. MUA invested a significant portion of its assets in securities in the health and transportation sectors. MEN invested a significant portion of its assets in securities in the county/city/special district/school district, transportation and state sectors. MUS invested a significant portion of its assets in securities in the county/city/special district/school district and transportation sectors. MUI invested a significant portion of its assets in securities in the county/city/special district/school district sector. Changes in economic conditions affecting the county/city/special district/school district, health, transportation and state sectors would have a greater impact on the Funds and could affect the value, income and/or liquidity of positions in such securities.

7. Capital Share Transactions:

Each Fund is authorized to issue 200 million shares, all of which were initially classified as Common Shares. The par value for each Fund’s Common Shares outstanding is $0.10. The par value for each Fund’s Preferred Shares outstanding is $0.10. The Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without approval of Common Shareholders.

Common Shares

For the years shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

	Six Months Ended October 31, 2012	Year Ended April 30, 2012
MEN	24,868	12,832
MHD	29,043	56,498
MUH	20,802	24,312
MUS	21,826	17,824
MUI	108,889	45,759
MVT.	54,665	139,364

SEMI-ANNUAL REPORT	OCTOBER 31, 2012	69

Notes to Financial Statements (continued)

Shares issued and outstanding remained constant for MUA for the six months ended October 31, 2012 and the year ended April 30, 2012.

Preferred Shares

Each Fund’s Preferred Shares rank prior to the Fund’s Common Shares as to the payment of dividends by the Fund and distribution of assets upon dissolution or liquidation of the Funds. The 1940 Act prohibits the declaration of any dividend on the Funds’ Common Shares or the repurchase of the Funds’ Common Shares if the Funds fail to maintain the asset coverage of at least 200% of the liquidation preference of the outstanding Preferred Shares. In addition, pursuant to the Preferred Shares’ governing instrument, the Funds are restricted from declaring and paying dividends on classes of shares ranking junior to or on parity with the Preferred Shares or repurchasing such shares if the Funds fail to declare and pay dividends on the Preferred Shares, redeem any Preferred Shares required to be redeemed under the Preferred Shares governing instrument or comply with the basic maintenance amount requirement of the rating agencies then rating the Preferred Shares.

The holders of Preferred Shares have voting rights equal to the holders of Common Shares (one vote per share) and will vote together with holders of Common Shares (one vote per share) as a single class. However, the holders of Preferred Shares, voting as a separate class, are also entitled to elect two Directors for each Fund. In addition, the 1940 Act requires that along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class would be required to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares, (b) change a Fund’s sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

VRDP Shares

MEN and MUI (collectively, the “VRDP Funds”), have issued Series W-7 VRDP Shares, $100,000 liquidation value per share, in a privately negotiated offering. The VRDP Shares were offered to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act of 1933, as amended, (the “Securities Act”) and include a liquidity feature, pursuant to a liquidity agreement, that allows the holders of VRDP Shares to have their shares purchased by the liquidity provider in the event of a failed remarketing. The VRDP Funds are required to redeem the VRDP Shares owned by the liquidity provider after six months of continuous, unsuccessful remarketing. Upon the occurrence of the first unsuccessful remarketing, the VRDP Funds are required to segregate liquid assets to fund the redemption. The VRDP Shares are subject to certain restrictions on transfer.

The VRDP Shares outstanding for the six months ended October 31, 2012 were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Maturity Date
MEN	5/19/11	1,425	$142,500,000	6/01/41
MUI	3/17/11	2,871	$287,100,000	4/01/41

The VRDP Funds entered into a fee agreement with the liquidity provider that may require a per annum liquidity fee payable to the liquidity provider. These fees, if applicable, are shown as liquidity fees in the Statements of Operations.

The fee agreement between MEN and its liquidity provider is for a three-year term and is scheduled to expire on July 9, 2015 unless renewed or terminated in advance. The fee agreement between MUI and its liquidity provider is for a two year term and is scheduled to expire on December 28, 2012 unless renewed or terminated in advance.

In the event the fee agreement is not renewed or is terminated in advance, and the VRDP Funds do not enter into a fee agreement with an alternate liquidity provider, the VRDP Shares will be subject to mandatory purchase by the liquidity provider prior to the termination of the fee agreement. The VRDP Funds are required to redeem any VRDP Shares purchased by the liquidity provider six months after the purchase date. Immediately after the purchase of any VRDP Shares by the liquidity provider, the VRDP Funds are required to begin to segregate liquid assets with the VRDP Funds’ custodians to fund the redemption. There is no assurance the VRDP Funds will replace such redeemed VRDP Shares with any other preferred shares or other form of leverage.

Each VRDP Fund is required to redeem its VRDP Shares on the maturity date, unless earlier redeemed or repurchased. Six months prior to the maturity date, each VRDP Fund is required to begin to segregate liquid assets with the Fund’s custodian to fund the redemption. In addition, the VRDP Funds are required to redeem certain of its outstanding VRDP Shares if it fails to maintain certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, the VRDP Shares may be redeemed, in whole or in part, at any time at the option of the VRDP Funds. The redemption price per VRDP Share is equal to the liquidation value per share plus any outstanding unpaid dividends. In the event of an optional redemption of the VRDP Shares prior to the initial termination date of the fee agreement, the VRDP Funds must pay the respective liquidity provider fees on such redeemed VRDP Shares for the remaining term of the fee agreement up to the initial termination date.

Dividends on the VRDP Shares are payable monthly at a variable rate set weekly by the remarketing agent. Such dividend rates are generally based upon a spread over a base rate and cannot exceed a maximum rate. In the event of a failed remarketing, the dividend rate of the VRDP Shares will be reset to a maximum rate. The maximum rate is determined based on, among other things, the long-term preferred share rating assigned to the VRDP Shares and the length of time that the VRDP Shares fail to be remarketed. At the date of issuance, the VRDP Shares were assigned a long-term rating of Aaa from Moody’s and AAA from Fitch. In May 2012, Moody’s completed a review of its methodology for rating securities issued by registered closed-end funds. As of October 31, 2012, the VRDP Shares were assigned a long-term rating of Aa1 from Moody’s under its new ratings methodology. The VRDP Shares continue to be assigned a long-term rating of AAA from Fitch.

The short-term ratings on the VRDP Shares are directly related to the short-term ratings of the liquidity provider for such VRDP Shares. Changes in the credit quality of the liquidity provider could cause a change in the short-term credit ratings of the VRDP Shares as rated by Moody’s, Fitch and/or S&P. A change in the short-term credit rating of the liquidity provider or the VRDP Shares may adversely affect the dividend rate paid

70	SEMI-ANNUAL REPORT	OCTOBER 31, 2012

Notes to Financial Statements (continued)

on such shares, although the dividend rate paid on the VRDP Shares is not directly related based upon either short-term rating. As of October 31, 2012, the short-term ratings of the liquidity provider and the VRDP Shares for MUI are P-1 and F-1 as rated by Moody’s and Fitch, respectively, which is within the two highest rating categories. The liquidity provider may be terminated prior to the scheduled termination date if the liquidity provider fails to maintain short-term debt ratings in one of the two highest rating categories. The VRDP Shares issued by MEN do not have a short-term credit rating.

For financial reporting purposes, the VRDP Shares are considered debt of the issuer; therefore, the liquidation value, which approximates fair value, of the VRDP Shares is recorded as a liability in the Statements of Assets and Liabilities. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on the VRDP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. The VRDP Shares are treated as equity for tax purposes. Dividends paid to holders of the VRDP Shares are generally classified as tax-exempt income for tax-reporting purposes.

On June 20, 2012, MEN announced a special rate period for an approximate three-year term beginning on June 21, 2012 and ending June 24, 2015 with respect to its VRDP Shares. The liquidity and fee agreements remain in effect for the duration of the special rate period; however, the VRDP Shares will not be remarketed or subject to optional or mandatory tender events during such time. During the special rate period, MEN is required to maintain the same asset coverage, basic maintenance amount and leverage requirements for the VRDP Shares. MEN will not pay any liquidity and remarketing fees during the special rate period and instead will pay dividends monthly based on the sum of the Securities Industry and Financial Markets Association Municipal Swap Index (SIFMA) and a percentage per annum based on the long-term ratings assigned to the VRDP Shares. The VRDP Shares are subject to certain transfer restrictions during the special rate period. The short-term ratings were withdrawn by Moody’s, Fitch and/or S&P. Short-term ratings may be re-assigned upon the termination of the special rate period when the VRDP Shares revert back to remarketable securities.

If VRDP Funds redeem the VRDP Shares on a date that is one year or more before the end of the special rate period and the VRDP Shares are rated above A1/A by Moody’s and Fitch respectively, then such redemption is subject to a redemption premium payable to the holder of the VRDP Shares based on the time remaining in the special rate period, subject to certain exceptions for redemptions that are required to maintain minimum asset coverage requirements. After June 24, 2015, the holder of the VRDP Shares and the VRDP Funds may mutually agree to extend the special rate period. If the special rate period is not extended, the VRDP Shares will revert back to remarketable securities and will be remarketed and available for purchase by qualified institutional investors.

The VRDP Funds may incur remarketing fees of 0.10% on the aggregate principal amount of all the VRDP Shares, which, if any, are included in remarketing fees on Preferred Shares in the Statements of Operations. All of MEN and MUI’s VRDP Shares that were tendered for remarketing during the six months ended October 31, 2012 were successfully remarketed.

The annualized dividend rates for the VRDP Shares for the six months ended October 31, 2012 were as follows:

MEN	0.82%
MUI	0.34%

VRDP Shares issued and outstanding for MEN and MUI remained constant for the six months ended October 31, 2012. During the year ended April 30, 2012, MEN issued 1,425 VRDP Shares.

VMTP Shares

MHD, MUH, MUS and MVT (collectively, the “VMTP Funds”), have issued Series W-7 VMTP Shares, $100,000 liquidation value per share, in a privately negotiated offering and sale of VMTP Shares exempt from registration under the Securities Act.

The VMTP Shares outstanding for the six months ended October 31, 2012 were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Term Date
MHD	12/16/11	837	$83,700,000	1/02/15
MUH	12/16/11	550	$55,000,000	1/02/15
MUS	12/16/11	870	$87,000,000	1/02/15
MVT	12/16/11	1,400	$140,000,000	1/02/15

Each VMTP Fund is required to redeem its VMTP Shares on the term date, unless earlier redeemed or repurchased or unless extended. There is no assurance that the term of a Fund’s VMTP Shares will be extended or that a Fund’s VMTP Shares will be replaced with any other preferred shares or other form of leverage upon the redemption or repurchase of the VMTP Shares. Six months prior to term date, each VMTP Fund is required to begin to segregate liquid assets with the Fund’s custodian to fund the redemption. In addition, each VMTP Fund is required to redeem certain of its outstanding VMTP Shares if it fails to maintain certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, a Fund’s VMTP Shares may be redeemed, in whole or in part, at any time at the option of the Fund. The redemption price per VMTP Share is equal to the liquidation value per share plus any outstanding unpaid dividends and applicable redemption premium. If the Funds redeem the VMTP Shares on a date that is one year or more prior to the term date and the VMTP Shares are rated above A1/A+ by Moody’s and Fitch, respectively, then such redemption is subject to a prescribed redemption premium payable to the holder of the VMTP Shares based on the time remaining to the term date, subject to certain exceptions for redemptions that are required to maintain minimum asset coverage requirements. The VMTP Shares are subject to certain restrictions on transfer, and a Fund may also be required to register the VMTP Shares for sale under the Securities Act under certain circumstances. In addition, amendments to the VMTP governing document generally require the consent of the holders of VMTP Shares.

Dividends on the VMTP Shares are declared daily and payable monthly at a variable rate set weekly at a fixed rate spread to SIFMA. The fixed spread is determined based on the long-term preferred share rating assigned to the VMTP Shares by Moody’s and Fitch. At the date of issuance, the VMTP Shares were assigned long-term ratings of Aaa from Moody’s and AAA from Fitch. In May 2012, Moody’s completed a review

SEMI-ANNUAL REPORT	OCTOBER 31, 2012	71

Notes to Financial Statements (continued)

of its methodology for rating securities issued by registered closed-end funds. As of October 31, 2012, the VMTP Shares were assigned a long-term rating of Aa1 from Moody’s under its new rating methodology and AAA from Fitch. The dividend rate on the VMTP Shares is subject to a step-up spread if the Funds fail to comply with certain provisions, including, among other things, the timely payment of dividends, redemptions or gross-up payments, and maintaining certain asset coverage and leverage requirements.

The average annualized dividend rates for the VMTP Shares for the six months ended October 31, 2012 were as follows:

MHD	1.18%
MUH	1.18%
MUS	1.18%
MVT	1.18%

For financial reporting purposes, the VMTP Shares are considered debt of the issuer; therefore the liquidation value, which approximates fair value, of the VMTP Shares is recorded as a liability in the Statements of Assets and Liabilities. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on the VMTP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. The VMTP Shares are treated as equity for tax purposes. Dividends paid to holders of the VMTP Shares are generally classified as tax-exempt income for tax-reporting purposes.

VMTP Shares issued and outstanding for MHD, MUH, MUS and MVT remained constant for the six months ended October 31. 2012. During the year ended April 30, 2012, the VMTP Shares issued were as follows:

MHD	837
MUH	550
MUS	870
MVT	1,400

AMPS

The AMPS were redeemable at the option of each Fund, in whole or in part, on any dividend payment date at their liquidation preference per share plus any accumulated and unpaid dividends whether or not declared. The AMPS were also subject to mandatory redemption at their liquidation preference plus any accumulated and unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of a Fund, as set forth in each Fund’s Articles Supplementary (the “Governing Instrument”) were not satisfied. For financial reporting purposes, the liquidation preference of AMPS approximates a Fund’s fair valuation of the AMPS.

From February 13, 2008 to the redemption dates listed below, the AMPS of the Funds failed to clear any of their auctions. As a result, the AMPS dividend rates were reset to the maximum applicable rate, which ranged from 0.35% to 1.94% for the year ended April 30, 2012. A failed auction was not an event of default for the Funds, but it had a negative impact on the liquidity of AMPS. A failed auction occurs when there are more sellers of a fund’s AMPS than buyers.

The Funds paid commissions of 0.15% on the aggregate principal amount of all shares that fail to clear their auctions and 0.25% on the aggregate principal amount of all shares that successfully clear their auctions. Certain broker dealers have individually agreed to reduce commissions for failed auctions. The commissions paid to these broker dealers are included in remarketing fees on Preferred Shares in the Statements of Operations.

As of October 31, 2012, there were no AMPS outstanding.

During the year ended April 30, 2012, MEN, MHD, MUH, MUS and MVT announced the following redemptions of AMPS at a price of $25,000 per share plus any accrued and unpaid dividends through the redemption date:

	Series	Redemption Date	Shares Redeemed	Aggregate Principal
MEN	A28	6/04/11	1,525	$38,125,000
	B28	6/21/11	1,525	$38,125,000
	C7	5/31/11	1,525	$38,125,000
	D7	6/10/11	1,128	$28,200,000
MHD	A	1/11/12	1,473	$36,825,000
	B	1/06/12	1,473	$36,825,000
	C	1/10/12	402	$10,050,000
MUH	A	1/11/12	1,101	$27,525,000
	B	1/09/12	1,101	$27,525,000
MUS	A	1/06/12	1,740	$43,500,000
	B	1/10/12	1,740	$43,500,000
MVT	A	1/12/12	1,440	$36,000,000
	B	1/19/12	1,440	$36,000,000
	C	1/12/12	1,440	$36,000,000
	D	1/10/12	1,280	$32,000,000

The Funds financed the AMPS redemptions with the proceeds received from the issuance of VRDP Shares or VMTP Shares as follows:

MEN	$142,500,000
MHD	$83,700,000
MUH	$55,000,000
MUS	$87,000,000
MVT	$140,000,000

8. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following items were noted:

Each Fund paid a net investment income dividend in the following amounts per share on December 3, 2012 to Common Shareholders of record on November 15, 2012:

Common Dividend Per Share
MUA	$0.0625
MEN	$0.0580
MHD	$0.0915
MUH	$0.0830
MUS	$0.0740
MUI	$0.0715
MVT	$0.0910

Additionally, the Funds declared a net investment income dividend on December 4, 2012 payable to Common Shareholders of record on December 14, 2012 for the same amounts noted above.

72	SEMI-ANNUAL REPORT	OCTOBER 31, 2012

Notes to Financial Statements (concluded)

The dividends declared on VRDP or VMTP Shares for the period November 1, 2012 to November 30, 2012 were as follows:

	Series	VRDP/VMTP Dividends Declared
MEN VRDP Shares	W7	$142,383
MHD VMTP Shares	W7	$81,985
MUH VMTP Shares	W7	$53,873
MUS VMTP Shares	W7	$85,217
MUI VRDP Shares	W7	$68,480
MVT VMTP Shares	W7	$137,131

On December 7, 2012, MUI issued Series W-7 VMTP Shares, $100,000 liquidation value per share with a maturity date of January 4, 2016. Total proceeds received of $287,100,000 in a private offering of VMTP Shares were used to redeem all of MUI’s existing VRDP Shares on December 21, 2012. MUI’s VMTP Shares were assigned long-term rating of Aa1 from Moody’s and AAA from Fitch.

Offering costs that were recorded as a deferred charge and amortized over the 30-year life of the VRDP Shares were accelerated and charged to expense immediately upon redemption of MUI’s VRDP Shares. Costs incurred in connection with the issuance of the VMTP Shares will be recorded as a deferred charge and amortized over the three-year life of the VMTP Shares.

SEMI-ANNUAL REPORT	OCTOBER 31, 2012	73

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements

The Board of Directors (each, a “Board,” collectively, the “Boards,” and the members of which are referred to as “Board Members”) of BlackRock MuniAssets Fund, Inc. (“MUA”), BlackRock MuniEnhanced Fund, Inc. (“MEN”), BlackRock MuniHoldings Fund, Inc. (“MHD”), BlackRock MuniHoldings Fund II, Inc. (“MUH”), BlackRock MuniHoldings Quality Fund, Inc. (“MUS”), BlackRock Muni Intermediate Duration Fund, Inc. (“MUI”) and BlackRock MuniVest Fund II, Inc. (“MVT” and together with MUA, MEN, MHD, MUH, MUS and MUI, each a “Fund,” and, collectively, the “Funds”) met on April 26, 2012 and May 22-23, 2012 to consider the approval of each Fund’s investment advisory agreement (each, an “Advisory Agreement”) with BlackRock Advisors, LLC (the “Manager”), each Fund’s investment advisor. The Board of each Fund also considered the approval of the sub-advisory agreement (each, a “Sub-Advisory Agreement”) among the Manager, BlackRock Investment Management, LLC (the “Sub-Advisor”), and such Fund. The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreements and the Sub-Advisory Agreements are referred to herein as the “Agreements.”

Activities and Composition of the Board

Each Board consists of eleven individuals, nine of whom are not “interested persons” of such Fund as defined in the Investment Company Act of 1940 (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Funds and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an Independent Board Member. Each Board has established six standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee, an Executive Committee, and a Leverage Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee and the Leverage Committee, each of which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, the Boards are required to consider the continuation of the Agreements on an annual basis. The Boards have four quarterly meetings per year, each extending over two days, and a fifth meeting to consider specific information surrounding the consideration of renewing the Agreements. In connection with this process, the Boards assessed, among other things, the nature, scope and quality of the services provided to the Funds by BlackRock, its personnel and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services, risk oversight, compliance and assistance in meeting applicable legal and regulatory requirements.

The Boards, acting directly and through their respective committees, considered at each of their meetings, and from time to time as appropriate, factors that are relevant to their annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Funds and their shareholders. Among the matters the Boards considered were: (a) investment performance for one-, three- and five-year periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analyses of the reasons for any over performance or underperformance against their peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Funds for services such as call center and fund accounting; (c) Fund operating expenses and how BlackRock allocates expenses to the Funds; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Funds’ investment objectives, policies and restrictions; (e) the Funds’ compliance with their Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Boards; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of the Funds’ valuation and liquidity procedures; (k) an analysis of management fees ratios for products with similar investment objectives across the open-end fund, closed-end fund and institutional account product channels, as applicable; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s business.

The Boards have engaged in an ongoing strategic review with BlackRock of opportunities to consolidate funds and of BlackRock’s commitment to investment performance. In addition, the Board requested, to the extent reasonably possible, an analysis of the risk and return relative to selected funds in peer groups. BlackRock provides information to the Board in response to specific questions. These questions covered issues such as profitability, including the impact of BlackRock’s upfront costs in sponsoring closed-end funds and the relative profitability of closed-end and open end funds, investment performance and management fee levels. The Board considered the importance of: (i) managing fixed income assets with a view toward preservation of capital; (ii) portfolio managers’ investments in the funds they manage; (iii) BlackRock’s controls surrounding the coding of quantitative investment models; and (iv) BlackRock’s oversight of relationships with third party service providers.

The Board of each of MUI, MEN, MHD, MUH, MUS and MVT considered BlackRock’s efforts during the past year with regard to refinancing outstanding AMPS, as well as ongoing time and resources devoted to other forms of preferred shares and alternative leverage. As of the date of this report each of MUI, MEN, MHD, MUH, MUS and MVT has redeemed 100% of its outstanding AMPS.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April 26, 2012 meeting, the Boards requested and received materials specifically relating to the Agreements. Each Board is engaged in a process with its independent legal counsel and BlackRock to review periodically the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Fund

74	SEMI-ANNUAL REPORT	OCTOBER 31, 2012

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

fees and expenses and the investment performance of each Fund as compared with a peer group of funds as determined by Lipper and a customized peer group selected by BlackRock (collectively, “Peers”); (b) information on the profitability of the Agreements to BlackRock and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees (a combination of the advisory fee and the administration fee, if any) charged to other clients, such as institutional clients and open-end funds, under similar investment mandates, as applicable; (d) the existence, impact and sharing of potential economies of scale; (e) a summary of aggregate amounts paid by each Fund to BlackRock and (f) if applicable, a comparison of management fees to similar BlackRock closed-end funds, as classified by Lipper.

At an in-person meeting held on April 26, 2012, the Boards reviewed materials relating to their consideration of the Agreements. As a result of the discussions that occurred during the April 26, 2012 meeting, and as a culmination of the Boards’ year-long deliberative process, the Boards presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May 22-23, 2012 Board meeting.

At an in-person meeting held on May 22-23, 2012, each Board, including all the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and its Fund, and the Sub-Advisory Agreement among the Manager, the Sub-Advisor, and its Fund, each for a one-year term ending June 30, 2013. In approving the continuation of the Agreements, the Boards considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Funds and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Funds; (d) economies of scale; (e) fall-out benefits to BlackRock as a result of its relationship with the Funds; and (f) other factors deemed relevant by the Board Members.

The Boards also considered other matters they deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to securities lending, services related to the valuation and pricing of Fund portfolio holdings, direct and indirect benefits to BlackRock and its affiliates from their relationship with the Funds and advice from independent legal counsel with respect to the review process and materials submitted for the Boards’ review. The Boards noted the willingness of BlackRock personnel to engage in open, candid discussions with the Boards. The Boards did not identify any particular information as controlling, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Boards, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Funds. Throughout the year, the Boards compared Fund performance to the performance of a comparable group of closed-end funds and/or the performance of a relevant benchmark, if any. The Boards met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. Each Board also reviewed the materials provided by its Fund’s portfolio management team discussing Fund performance and the Fund’s investment objective, strategies and outlook.

The Boards considered, among other factors, the number, education and experience of BlackRock’s investment personnel generally and their Funds’ portfolio management teams, investments by portfolio managers in the funds they manage, BlackRock’s portfolio trading capabilities, BlackRock’s use of technology, BlackRock’s commitment to compliance, BlackRock’s credit analysis capabilities, BlackRock’s risk analysis and oversight capabilities and BlackRock’s approach to training and retaining portfolio managers and other research, advisory and management personnel. The Boards engaged in a review of BlackRock’s compensation structure with respect to their Funds’ portfolio management teams and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Boards considered the quality of the administrative and non-investment advisory services provided to the Funds. BlackRock and its affiliates provide the Funds with certain services (in addition to any such services provided to the Funds by third parties) and officers and other personnel as are necessary for the operations of the Funds. In particular, BlackRock and its affiliates provide the Funds with the following administrative services including, among others: (i) preparing disclosure documents, such as the prospectus and the statement of additional information in connection with the initial public offering and periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of the Funds; (iii) assisting with daily accounting and pricing; (iv) preparing periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of other service providers; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; and (viii) performing other administrative functions necessary for the operation of the Funds, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Boards reviewed the structure and duties of BlackRock’s fund administration, accounting, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Funds and BlackRock: The Boards, including the Independent Board Members, also reviewed and considered the performance history of their Funds. In preparation for the April 26, 2012 meeting, the Boards worked with its independent legal counsel, BlackRock and Lipper to develop a template for, and was provided with reports independently prepared by Lipper, which included a comprehensive analysis of each Fund’s performance. The Boards also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, each Board received and reviewed information regarding the investment performance, based on net asset value (NAV), of its Fund as compared to funds in that Fund’s applicable Lipper category and a customized peer group selected by BlackRock. The Boards were provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review their methodology. Each Board and such

SEMI-ANNUAL REPORT	OCTOBER 31, 2012	75

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

Board’s Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of the Fund throughout the year.

The Board of each of MUI, MEN, MHD, MUS and MVT noted that, in general, its respective Fund performed better than its Peers in that the Fund’s performance was at or above the median of its Customized Lipper Peer Group Composite in each of the one-, three- and five-year periods reported. Based on its discussions with BlackRock and the Board’s review of its respective Fund’s investment performance compared to its Lipper Peer Group, the methodology used by Lipper to select peer funds, and other relevant information provided by BlackRock, the Board of each of MUI, MEN, MHD, MUS and MVT noted that its respective Fund’s investment performance as compared to its Customized Lipper Peer Group Composite provided a more meaningful comparison of the Fund’s relative performance. The composite performance metric is a measurement blend of total return and yield.

The Board of MUA noted that, in general, MUA performed better than its Peers in that MUA’s performance was at or above the median of its Customized Lipper Peer Group Composite in the three- and five-year periods reported, although performance for the one-year period reported was below the median. The Board and BlackRock reviewed and discussed the reasons for MUA’s underperformance during the one-year period and will monitor closely MUA’s performance in the coming year. Based on its discussions with BlackRock and the Board’s review of MUA’s investment performance compared to its Lipper Peer Group, the methodology used by Lipper to select peer funds, and other relevant information provided by BlackRock, the Board noted that MUA’s investment performance as compared to its Customized Lipper Peer Group Composite provided a more meaningful comparison of MUA’s relative performance. The composite performance metric is a measurement blend of total return and yield.

The Board of MUH noted that, in general, MUH performed better than its Peers in that MUH’s performance was at or above the median of its Customized Lipper Peer Group Composite in two of the one-, three- and five-year periods reported. Based on its discussions with BlackRock and the Board’s review of MUH’s investment performance compared to its Lipper Peer Group, the methodology used by Lipper to select peer funds, and other relevant information provided by BlackRock, the Board noted that MUH’s investment performance as compared to its Customized Lipper Peer Group Composite provided a more meaningful comparison of MUH’s relative performance. The composite performance metric is a measurement blend of total return and yield.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Funds: Each Board, including the Independent Board Members, reviewed its Fund’s contractual management fee rate compared with the other funds in its Lipper category. It also compared the Fund’s total expense ratio, as well as actual management fee rate, to those of other funds in its Lipper category. Each Board considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including separately managed institutional accounts.

The Boards received and reviewed statements relating to BlackRock’s financial condition and profitability with respect to the services it provided the Funds. The Boards were also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Funds. The Boards reviewed BlackRock’s profitability with respect to the Funds and other funds the Boards currently oversee for the year ended December 31, 2011 compared to available aggregate profitability data provided for the years ended December 31, 2010, and December 31, 2009. The Boards reviewed BlackRock’s profitability with respect to other fund complexes managed by the Manager and/or its affiliates. The Boards reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Boards recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, expense allocations and business mix, and the difficulty of comparing profitability as a result of those factors.

The Boards noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Boards considered BlackRock’s overall operating margin, in general, compared to the operating margin for leading investment management firms whose operations include advising closed-end funds, among other product types. In addition, the Boards considered, among other things, certain third party data comparing BlackRock’s operating margin with that of other publicly-traded asset management firms. The Boards considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Boards considered the cost of the services provided to the Funds by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management of the Funds and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Boards reviewed BlackRock’s methodology in allocating its costs to the management of the Funds. The Boards also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Boards.

The Board of each Fund noted that its Fund’s contractual management fee ratio (a combination of the advisory fee and the administration fee, if any) was lower than or equal to the median contractual management fee ratio paid by the Fund’s Peers, in each case before taking into account any expense reimbursements or fee waivers.

D. Economies of Scale: Each Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of its Fund increase. Each Board also considered the extent to which its Fund benefits from such economies and whether there should be changes in the advisory fee rate or structure in order to enable the Fund to participate in these economies of scale, for example through the use of breakpoints in the advisory fee based upon the asset level of the Fund.

76	SEMI-ANNUAL REPORT	OCTOBER 31, 2012

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (concluded)

Based on the Board’s review and consideration of the issue, the Board concluded that most closed-end funds do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering. They are typically priced at scale at a fund’s inception. The Board noted that only one closed-end fund in the Fund Complex has breakpoints in its advisory fee structure.

E. Other Factors Deemed Relevant by the Board Members: The Boards, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Funds, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Funds, including securities lending and cash management services. The Boards also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Boards also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. Each Board further noted that it had considered the investment by BlackRock’s funds in exchange traded funds (i.e., ETFs) without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Boards also received information regarding BlackRock’s brokerage and soft dollar practices. The Boards received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Boards noted the competitive nature of the closed-end fund marketplace and that shareholders are able to sell their Fund shares in the secondary market if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

Each Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and its Fund for a one-year term ending June 30, 2013, and the Sub-Advisory Agreement among the Manager, the Sub-Advisor, and its Fund for a one-year term ending June 30, 2013. Based upon its evaluation of all of the aforementioned factors in their totality, each Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making these determinations. The contractual fee arrangements for the Funds reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

SEMI-ANNUAL REPORT	OCTOBER 31, 2012	77

Officers and Directors

Richard E. Cavanagh, Chairman of the Board and Director

Karen P. Robards, Vice Chairperson of the Board, Chairperson of the Audit Committee and Director

Paul L. Audet, Director

Michael J. Castellano, Director and Member of the Audit Committee

Frank J. Fabozzi, Director and Member of the Audit Committee

Kathleen F. Feldstein, Director

James T. Flynn, Director and Member of the Audit Committee

Henry Gabbay, Director

Jerrold B. Harris, Director

R. Glenn Hubbard, Director

W. Carl Kester, Director and Member of the Audit Committee

John M. Perlowski, President and Chief Executive Officer

Anne Ackerley, Vice President

Brendan Kyne, Vice President

Robert W. Crothers, Vice President1

Neal Andrews, Chief Financial Officer

Jay Fife, Treasurer

Brian Kindelan, Chief Compliance Officer and Anti-Money Laundering Officer

Janey Ahn, Secretary2

[1]	Effective May 22, 2012, Robert W. Crothers became Vice President of the Funds.

[2]	Effective May 22, 2012, Ira P. Shapiro resigned as Secretary of the Funds and Janey Ahn became Secretary of the Funds.

Investment Advisor

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Advisor

BlackRock Investment Management, LLC

Princeton, NJ 08540

Custodians

The Bank of New York Mellon3

New York, NY 10286

State Street Bank and Trust Company4

Boston, MA 02110

Transfer Agent

Computershare Trust Company, N.A.

Canton, MA 02021

VRDP Tender and Paying Agent and VMTP Redemption and Paying Agent

The Bank of New York Mellon

New York, NY 10289

VRDP Remarketing Agents

Citigroup Global Markets Inc.5

New York, NY 10179

J.P. Morgan Securities LLC6

New York, NY 10179

VRDP Liquidity Providers

Citibank, N.A.5

New York, NY 10179

J.P. Morgan Chase Bank, N.A.6

New York, NY 10179

Accounting Agent

State Street Bank and Trust Company

Boston, MA 02110

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Legal Counsel

Skadden, Arps, Slate, Meagher & Flom LLP

New York, NY 10036

Address of the Funds

100 Bellevue Parkway

Wilmington, DE 19809

[3]	For MUA, MHD, MUH, MUS and MVT.

[4]	For MEN and MUI.

[5]	For MEN.

[6]	For MUI.

78	SEMI-ANNUAL REPORT	OCTOBER 31, 2012

Additional Information

Proxy Results

The Annual Meeting of Shareholders was held on July 27, 2012 for shareholders of record on May 31, 2012 to elect director nominees for each Fund. There were no broker non-votes with regard to any of the Funds.

Approved the Class II Directors as follows:

	Frank J. Fabozzi			James T. Flynn			Karen P. Robards
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
MUA	33,089,103	1,025,211	0	32,964,575	1,149,739	0	33,090,301	1,024,013	0

For the Fund listed above, Directors whose term of office continued after the Annual Meeting of Shareholders because they were not up for election are Paul L. Audet, Michael J. Castellano, Richard E. Cavanagh, Frank J. Fabozzi, Kathleen F. Feldstein, James T. Flynn, Henry Gabbay, Jerrold B. Harris, R. Glenn Hubbard and W. Carl Kester.

Approved the Directors as follows:

	Paul L. Audet			Michael J. Castellano			Richard E. Cavanagh
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
MEN	26,872,913	709,506	0	26,835,561	746,858	0	26,847,201	735,218	0
MHD	13,295,145	316,753	0	13,261,326	350,572	0	13,289,398	322,500	0
MUH	10,546,729	207,580	0	10,560,944	193,365	0	10,561,137	193,172	0
MUS	11,821,709	796,315	0	11,755,699	862,325	0	11,756,332	861,692	0
MUI	36,367,742	692,848	0	36,303,050	757,540	0	36,388,257	672,333	0
MVT	19,520,869	510,132	0	19,524,745	506,256	0	19,500,033	530,968	0
	Frank J. Fabozzi[1]			Kathleen F. Feldstein			James T. Flynn
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
MEN	1,025	0	0	26,814,906	767,513	0	26,808,450	773,969	0
MHD	837	0	0	13,264,657	347,241	0	13,247,692	364,206	0
MUH	550	0	0	10,542,326	211,983	0	10,552,432	201,877	0
MUS	870	0	0	11,751,703	866,321	0	11,745,952	872,072	0
MUI	2,215	656	0	36,230,570	830,020	0	36,298,234	762,356	0
MVT	1,400	0	0	19,456,640	574,361	0	19,466,942	564,059	0
	Henry Gabbay			Jerrold B. Harris			R. Glenn Hubbard
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
MEN	26,871,358	711,061	0	26,827,662	754,757	0	26,829,296	753,123	0
MHD	13,290,485	321,413	0	13,247,560	364,338	0	13,227,791	384,107	0
MUH	10,572,512	181,797	0	10,535,375	218,934	0	10,570,947	183,362	0
MUS	11,795,155	822,869	0	11,748,068	869,956	0	11,819,565	798,459	0
MUI	36,304,882	755,708	0	36,345,474	715,116	0	36,317,473	743,117	0
MVT	19,525,004	505,997	0	19,469,088	561,913	0	19,470,583	560,418	0

	W. Carl Kester[1]			Karen P. Robards
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
MEN	1,025	0	0	26,885,165	697,254	0
MHD	837	0	0	13,225,526	386,372	0
MUH	550	0	0	10,552,216	202,093	0
MUS	870	0	0	11,822,718	795,306	0
MUI	2,215	656	0	36,331,494	729,096	0
MVT	1,400	0	0	19,493,323	537,678	0

[1]	Voted on by holders of Preferred Shares only.

SEMI-ANNUAL REPORT	OCTOBER 31, 2012	79

Additional Information (continued)

Dividend Policy

Each Fund’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Funds may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Funds for any particular month may be more or less than the amount of net investment income earned by the Funds during such month. The Funds’ current accumulated but undistributed net investment income, if any, is disclosed in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

80	SEMI-ANNUAL REPORT	OCTOBER 31, 2012

Additional Information (continued)

General Information

On June 10, 2010, the Manager announced that the directors of MUI had received a demand letter sent on behalf of certain of MUI Common Shareholders. The demand letter alleged that the Manager and MUI’s officers and Board of Directors (the “Board”) breached their fiduciary duties owed to MUI and its Common Shareholders by redeeming at par certain of MUI’s AMPS, and demanded that the Board take action to remedy those alleged breaches. In response to the demand letter, the Board established a Demand Review Committee (the “Committee”) of the Independent Directors to investigate the claims made in the demand letter with the assistance of independent counsel. Based upon its investigation, the Committee recommended that the Board reject the demand specified in the letter. After reviewing the findings of the Committee, the Board unanimously adopted the Committee’s recommendation and unanimously voted to reject the demand.

The Funds do not make available copies of their Statements of Additional Information because the Funds’ shares are not continuously offered, which means that the Statement of Additional Information of each Fund has not been updated after completion of the respective Fund’s offerings and the information contained in each Fund’s Statement of Additional Information may have become outdated.

During the period, there were no material changes in the Funds’ investment objectives or policies or to the Funds’ charters or by-laws that would delay or prevent a change in control of the Funds that were not approved by the shareholders or in the principal risk factors associated with investment in the Funds. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Funds’ portfolios.

Quarterly performance, semi-annual and annual reports and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Electronic copies of most financial reports are available on the Funds’ websites or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports by enrolling in the Funds’ electronic delivery program.

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor to enroll. Please note that not all investment advisors, banks or brokerages may offer this service.

Householding

The Funds will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

SEMI-ANNUAL REPORT	OCTOBER 31, 2012	81

Additional Information (continued)

General Information (concluded)

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Availability of Fund Updates

BlackRock will update performance and certain other data for the Funds on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com. Investors and others are advised to periodically check the website for updated performance information and the release of other material information about the Funds. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Funds and does not, and is not intended to incorporate BlackRock’s website in this report.

82	SEMI-ANNUAL REPORT	OCTOBER 31, 2012

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

SEMI-ANNUAL REPORT	OCTOBER 31, 2012	83

This report is transmitted to shareholders only. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Certain of the Funds have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in the short-term dividend rates of the Preferred Shares may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

#CEMUNI7-10/12-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable to this semi-annual report

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable to this semi-annual report

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies
(a) Not Applicable to this semi-annual report
(b) As of the date of this filing, there have been no changes in any of the portfolio managers identified in the most recent annual report on Form N-CSR.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

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Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock MuniAssets Fund, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock MuniAssets Fund, Inc.

Date: January 3, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock MuniAssets Fund, Inc.

Date: January 3, 2013

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock MuniAssets Fund, Inc.

Date: January 3, 2013

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